CREDIT AGREEMENT

                            DATED AS OF FEBRUARY 27, 1998

                                        AMONG

                         LUND INTERNATIONAL HOLDINGS, INC.,
                                    AS GUARANTOR,

                            DEFLECTA-SHIELD CORPORATION,
                                     AS BORROWER,

                           LUND INDUSTRIES, INCORPORATED,
                                     AS BORROWER,

                               BELMOR AUTOTRON CORP.,
                                     AS BORROWER,

                                     DFM CORP.,
                                     AS BORROWER,

                               LUND ACQUISITION CORP.,
                                    AS GUARANTOR,

                                 BAC ACQUISITION CO.,
                                    AS GUARANTOR,

                             TRAILMASTER PRODUCTS, INC.,
                                    AS GUARANTOR,

                                   DELTA III, INC.,
                                    AS GUARANTOR,

                              THE LENDERS NAMED HEREIN,
                                      AS LENDERS

                                         AND

                               HELLER FINANCIAL, INC.,
                                AS AGENT AND AS LENDER

                                  TABLE OF CONTENTS
                                                                       PAGE
                                                                       ----

          SECTION 1

          AMOUNTS AND TERMS OF LOANS  . . . . . . . . . . . . . . . . . . 2
               1.1  Loans.  . . . . . . . . . . . . . . . . . . . . . . . 2

                    (A)  Term Loans.  . . . . . . . . . . . . . . . . . . 2
                         ----------
                    (B)  Revolving Loans  . . . . . . . . . . . . . . . . 4
                         ---------------
                    (C)  Acquisition Loans  . . . . . . . . . . . . . . . 6
                         -----------------
                    (D)  Letters of Credit and Risk Participation
                         ----------------------------------------
                         Agreements . . . . . . . . . . . . . . . . . . . 6
                         ----------
                         (1)  Maximum Amount  . . . . . . . . . . . . . . 7
                              --------------
                         (2)  Reimbursement . . . . . . . . . . . . . . . 7
                              -------------
                         (3)  Conditions of Issuance of Letters of Credit
                              -------------------------------------------
                              or Risk Participation Agreements  . . . . . 8
                              --------------------------------
                         (4)  Request for Lender Letters of Credit or Risk
                              --------------------------------------------
                              Participation Agreements  . . . . . . . . . 8
                              ------------------------
                         (5)  Other Letter of Credit Provisions . . . . . 8
                              ---------------------------------
                    (E)  Notes  . . . . . . . . . . . . . . . . . . . .  10
                         -----
                    (F)  Borrowing Mechanics  . . . . . . . . . . . . .  10
                         -------------------
                    (G)  Maximum Amount To Be Borrowed on Closing Date   11
                         ---------------------------------------------
                    (H)  Appointment of Borrower Representative . . . .  11
                         --------------------------------------
               1.2  Interest and Related Fees . . . . . . . . . . . . .  11
                    -------------------------
                    (A)  Interest.  . . . . . . . . . . . . . . . . . .  11
                         --------
                         (1)  Revolving Loans . . . . . . . . . . . . .  11
                              ---------------
                         (2)  Term Loan A . . . . . . . . . . . . . . .  11
                              -----------
                         (3)  Term Loan B . . . . . . . . . . . . . . .  12
                              -----------
                         (4)  Acquisition Loans . . . . . . . . . . . .  12
                              -----------------
                    (B)  Commitment Fee . . . . . . . . . . . . . . . .  15
                         --------------
                    (C)  Risk Participation Fee . . . . . . . . . . . .  16
                         ----------------------
                    (D)  Computation of Interest and Related Fees . . .  16
                         ----------------------------------------
                    (E)       Default Rate of Interest  . . . . . . . .  16
                              ------------------------
                    (F)       Excess Interest . . . . . . . . . . . . .  17
                              ---------------
                    (G)       LIBOR Rate Election.  . . . . . . . . . .  17
                              -------------------
               1.3       Other Fees and Expenses  . . . . . . . . . . .  17
                         -----------------------
                    (A)  Certain Fees . . . . . . . . . . . . . . . . .  17
                         ------------
                    (B)  LIBOR Breakage Fee . . . . . . . . . . . . . .  17
                         ------------------
                    (C)  Expenses and Attorneys Fees . . . . . . . . . . 18
                         ---------------------------
               1.4       Payments . . . . . . . . . . . . . . . . . . .  18
                         --------
               1.5       Prepayments. . . . . . . . . . . . . . . . . .  19
                         -----------
                    (A)       Voluntary Prepayment of Term Loans and
                              --------------------------------------
                              Acquisition Loans.  . . . . . . . . . . .  19
                              -----------------
                    (B)       Prepayments from Excess Cash Flow . . . .  19
                              ---------------------------------
                    (C)       Prepayments from Asset Dispositions  . . . 19
                              -----------------------------------
                    (D)       Prepayment from Issuance of Securities  .  20
                              --------------------------------------
                    (E)       Application of Proceeds . . . . . . . . .  20
                              -----------------------
                    (F)  Overadvance  . . . . . . . . . . . . . . . . .  21
                         -----------
               1.6       Maturity . . . . . . . . . . . . . . . . . . .  21
                         --------
               1.7       Loan Accounts . . . . . . . . . . . . . . . .   21
                         -------------
               1.8       Capital Adequacy and Other Adjustments . . . .  22
                         --------------------------------------
               1.9       Taxes  . . . . . . . . . . . . . . . . . . . .  22
                         -----
                    (A)       No Deductions . . . . . . . . . . . . . .  22
                              -------------
                    (B)       Changes in Tax Laws . . . . . . . . . . .  22
                              -------------------
                    (C)       Foreign Lenders . . . . . . . . . . . . .  23
                              ---------------
               1.10 Optional Prepayment/Replacement of Lenders  . . . .  24
                    ------------------------------------------

          SECTION 2

          AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . . . . . . .  25
               2.1  Compliance With Laws and Contractual Obligations  .  25
                    ------------------------------------------------
               2.2  Maintenance of Properties; Insurance  . . . . . . .  26
                    ------------------------------------
               2.3  Inspection; Lender Meeting  . . . . . . . . . . . .  27
                    --------------------------
               2.4  Corporate Existence, Etc. . . . . . . . . . . . . .  27
                    ------------------------
               2.5  Further Assurances  . . . . . . . . . . . . . . . .  27
                    ------------------
               2.6  Collateral Records  . . . . . . . . . . . . . . . .  27
                    ------------------
               2.7  Payment of Taxes  . . . . . . . . . . . . . . . . .  28
                    ----------------
               2.8  Collateral Locations  . . . . . . . . . . . . . . .  28
                    --------------------
               2.9  Instruments; Chattel Paper  . . . . . . . . . . . .  28
                    --------------------------
               2.10 Compliance with Environmental Laws  . . . . . . . .  28
                    ----------------------------------
               2.11 Preparation of Reports and Reviews  . . . . . . . .  29
                    ----------------------------------
                    (A)  Environmental Reports  . . . . . . . . . . . .  29
                         ---------------------
                    (B)  Health and Safety Reviews  . . . . . . . . . .  29
                         -------------------------
               2.12 Interest Rate Agreement . . . . . . . . . . . . . .  30
                    -----------------------

          SECTION 3

          NEGATIVE COVENANTS  . . . . . . . . . . . . . . . . . . . . .  30
               3.1  Indebtedness  . . . . . . . . . . . . . . . . . . .  30
                    ------------
               3.2  Liens and Related Matters . . . . . . . . . . . . .  32
                    -------------------------
                    (A)  No Liens . . . . . . . . . . . . . . . . . . .  32
                         --------
                    (B)  No Negative Pledges  . . . . . . . . . . . . .  33
                         -------------------
                    (C)  No Restrictions on Subsidiary Distributions to
                         ----------------------------------------------
                         Holdings, any Borrower or any other Loan Party  33
                         ----------------------------------------------
               3.3  Investments; Joint Ventures.  . . . . . . . . . . .  34
                    ---------------------------
               3.4  Contingent Obligations  . . . . . . . . . . . . . .  35
                    ----------------------
               3.5  Restricted Junior Payments  . . . . . . . . . . . .  36
                    --------------------------
               3.6  Restriction on Fundamental Changes  . . . . . . . .  37
                    ----------------------------------
               3.7  Disposal of Assets or Subsidiary Stock  . . . . . .  41
                    --------------------------------------
               3.8  Transactions with Affiliates  . . . . . . . . . . .  43
                    ----------------------------
               3.9  Conduct of Business . . . . . . . . . . . . . . . .  43
                    -------------------
               3.10 Changes Relating to Subordinated Indebtedness . . .  44
                    ---------------------------------------------
               3.11 Fiscal Year . . . . . . . . . . . . . . . . . . . .  44
                    -----------
               3.12 Press Release; Public Offering Materials  . . . . .  44
                    ----------------------------------------
               3.13 Subsidiaries  . . . . . . . . . . . . . . . . . . .  44
                    ------------
               3.14 Bank Accounts . . . . . . . . . . . . . . . . . . .  44
                    -------------
               3.15 Environmental Liabilities . . . . . . . . . . . . .  44
                    -------------------------
               3.16 Tax Consolidations  . . . . . . . . . . . . . . . .  44
                    ------------------

          SECTION 4

          FINANCIAL COVENANTS/REPORTING . . . . . . . . . . . . . . . .  45
               4.1  Capital Expenditure Limits  . . . . . . . . . . . .  45
                    --------------------------
               4.2  Lease Limits  . . . . . . . . . . . . . . . . . . .  46
                    ------------
               4.3  EBITDA  . . . . . . . . . . . . . . . . . . . . . .  46
                    ------
               4.4  Fixed Charge Coverage . . . . . . . . . . . . . . .  47
                    ---------------------
               4.5  Total Interest Coverage . . . . . . . . . . . . . .  48
                    -----------------------
               4.6  Total Indebtedness to Pro Forma EBITDA Ratio  . . .  49
                    --------------------------------------------
               4.7  Financial Statements and Other Reports  . . . . . .  51
                    --------------------------------------
                    (A)  Monthly Financials . . . . . . . . . . . . . .  51
                         ------------------
                    (B)  Quarterly Financials . . . . . . . . . . . . .  51
                         --------------------
                    (C)  Year-End Financials  . . . . . . . . . . . . .  51
                         -------------------
                    (D)  Compliance Certificate . . . . . . . . . . . .  52
                         ----------------------
                    (E)  Accountants' Reports . . . . . . . . . . . . .  52
                         --------------------
                    (F)  Borrowing Base Certificate . . . . . . . . . .  52
                         --------------------------
                    (G)  Management Report  . . . . . . . . . . . . . .  52
                         -----------------
                    (H)  Collateral Value Report  . . . . . . . . . . .  52
                         -----------------------
                    (I)  Appraisals . . . . . . . . . . . . . . . . . .  53
                         ----------
                    (J)  Projections  . . . . . . . . . . . . . . . . .  53
                         -----------
                    (K)  SEC Filings and Press Releases . . . . . . . .  53
                         ------------------------------
                    (L)  Events of Default, Etc . . . . . . . . . . . .  53
                         ----------------------
                    (M)  Litigation . . . . . . . . . . . . . . . . . .  54
                         ----------
                    (N)  Notice of Corporate and other Changes  . . . .  54
                         -------------------------------------
                    (O)  Government Notices . . . . . . . . . . . . . .  54
                         ------------------
                    (P)  Environmental Disclosure . . . . . . . . . . .  55
                         ------------------------
                    (Q)  Trade Names  . . . . . . . . . . . . . . . . .  55
                         -----------
                    (R)  Locations  . . . . . . . . . . . . . . . . . .  55
                         ---------
                    (S)  Bank Accounts  . . . . . . . . . . . . . . . .  56
                         -------------
                    (T)  Other Information  . . . . . . . . . . . . . .  56
                         -----------------
               4.8  Accounting Terms; Utilization of GAAP for Purposes of
                    -----------------------------------------------------
                    Calculations Under Agreement  . . . . . . . . . . .  56
                    ----------------------------

               SECTION 5

          REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . .  56
               5.1  Disclosure  . . . . . . . . . . . . . . . . . . . .  56
                    ----------
               5.2  No Material Adverse Effect  . . . . . . . . . . . .  57
                    --------------------------
               5.3  No Default  . . . . . . . . . . . . . . . . . . . .  57
                    ----------
               5.4  Organization, Powers, Capitalization and Good
                    ---------------------------------------------
                    Standing  . . . . . . . . . . . . . . . . . . . . .  57
                    --------
                    (A)  Organization and Powers  . . . . . . . . . . .  57
                         -----------------------
                    (B)  Capitalization . . . . . . . . . . . . . . . .  57
                         --------------
                    (C)  Binding Obligation . . . . . . . . . . . . . .  58
                         ------------------
                    (D)  Qualification  . . . . . . . . . . . . . . . .  58
                         -------------
                    (E)  Authorization of Borrowing, No Conflict  . . .  58
                         ---------------------------------------
               5.5  Financial Statements and Projections  . . . . . . .  58
                    ------------------------------------
               5.6  Intellectual Property . . . . . . . . . . . . . . .  59
                    ---------------------
               5.7  Payment of Taxes; Audits, Etc . . . . . . . . . . .  59
                    -----------------------------
               5.8  Employee Matters  . . . . . . . . . . . . . . . . .  59
                    ----------------
               5.9  Solvency  . . . . . . . . . . . . . . . . . . . . .  60
                    --------
               5.10 Names . . . . . . . . . . . . . . . . . . . . . . .  60
                    -----
               5.11 Locations; FEIN . . . . . . . . . . . . . . . . . .  60
                    ---------------
               5.12 Title to Properties; Liens  . . . . . . . . . . . .  60
                    --------------------------
               5.13 Litigation; Adverse Facts . . . . . . . . . . . . .  61
                    -------------------------
               5.14 Performance of Agreements . . . . . . . . . . . . .  61
                    -------------------------
               5.15 Employee Benefit Plans  . . . . . . . . . . . . . .  61
                    ----------------------
               5.16 Broker's Fees . . . . . . . . . . . . . . . . . . .  62
                    -------------
               5.17 Insurance . . . . . . . . . . . . . . . . . . . . .  62
                    ---------
               5.18 Compliance with Laws  . . . . . . . . . . . . . . .  62
                    --------------------
               5.19 Environmental Compliance  . . . . . . . . . . . . .  62
                    ------------------------
               5.20 Perfected Security Interest . . . . . . . . . . . .  63
                    ---------------------------
               5.21 Bank Accounts . . . . . . . . . . . . . . . . . . .  63
                    -------------
               5.22 Subsidiaries  . . . . . . . . . . . . . . . . . . .  63
                    ------------
               5.23 Indebtedness and Liabilities  . . . . . . . . . . .  63
                    ----------------------------
               5.24 Governmental Regulation . . . . . . . . . . . . . .  63
                    -----------------------
               5.25 Use of Proceeds and Margin Security . . . . . . . .  64
                    -----------------------------------
               5.26 Deflecta Acquisition  . . . . . . . . . . . . . . .  64
                    --------------------
               5.27 Amendments to Schedules . . . . . . . . . . . . . .  64
                    -----------------------

               SECTION 6

          DEFAULT, RIGHTS AND REMEDIES  . . . . . . . . . . . . . . . .  65
               6.1  Event of Default  . . . . . . . . . . . . . . . . .  65
                    ----------------
                    (A)  Payment  . . . . . . . . . . . . . . . . . . .  65
                         -------
                    (B)  Default in Other Agreements  . . . . . . . . .  65
                         ---------------------------
                    (C)  Breach of Certain Provisions . . . . . . . . .  65
                         ----------------------------
                    (D)  Breach of Warranty . . . . . . . . . . . . . .  65
                         ------------------
                    (E)  Other Defaults Under Loan Documents  . . . . .  65
                         -----------------------------------
                    (F)  Involuntary Bankruptcy; Appointment of Receiver,
                         -----------------------------------------------
                         Etc  . . . . . . . . . . . . . . . . . . . . .  66
                         ---
                    (G)  Voluntary Bankruptcy; Appointment of Receiver,
                         ---------------------------------------------
                          Etc . . . . . . . . . . . . . . . . . . . . .  66
                         ----
                    (H)  Judgment and Attachments . . . . . . . . . . .  66
                         ------------------------
                    (I)  Dissolution  . . . . . . . . . . . . . . . . .  66
                         -----------
                    (J)  Solvency . . . . . . . . . . . . . . . . . . .  66
                         --------
                    (K)  Injunction . . . . . . . . . . . . . . . . . .  66
                         ----------
                    (L)  ERISA; Pension Plans . . . . . . . . . . . . .  67
                         --------------------
                    (M)  Environmental Matters  . . . . . . . . . . . .  67
                         ---------------------
                    (N)  Invalidity of Loan Documents . . . . . . . . .  67
                         ----------------------------
                    (O)  Damage; Strike; Casualty . . . . . . . . . . .  67
                         ------------------------
                    (P)  Licenses and Permits . . . . . . . . . . . . .  67
                         --------------------
                    (Q)  Failure of Security  . . . . . . . . . . . . .  67
                         -------------------
                    (R)  Liens  . . . . . . . . . . . . . . . . . . . .  67
                         -----
                    (S)  Business Activities  . . . . . . . . . . . . .  68
                         -------------------
                    (T)  Change in Control  . . . . . . . . . . . . . .  68
                         -----------------
                    (U)  Lund International FSC Activities  . . . . . .  68
                         ---------------------------------
               6.2  Suspension of Commitments . . . . . . . . . . . . .  68
                    -------------------------
               6.3  Acceleration  . . . . . . . . . . . . . . . . . . .  68
                    ------------
               6.4  Performance by Agent  . . . . . . . . . . . . . . .  69
                    --------------------

          SECTION 7

          CONDITIONS TO LOANS . . . . . . . . . . . . . . . . . . . . .  69
               7.1. Conditions to Initial Loans . . . . . . . . . . . .  69
                    ---------------------------
               7.2. Conditions to All Loans . . . . . . . . . . . . . .  70
                    -----------------------
                    (A)  Notice of Borrowing  . . . . . . . . . . . . .  70
                         -------------------
                    (B)  Representations and Warranties . . . . . . . .  70
                         ------------------------------
                    (C)  No Default or Event of Default . . . . . . . .  70
                         ------------------------------
                    (D)  No Order, Judgment, etc. . . . . . . . . . . .  70
                         ------------------------
                    (E)  Fees and Expenses  . . . . . . . . . . . . . .  70
                         -----------------
                    (F)  Consents and Approvals . . . . . . . . . . . .  70
                         ----------------------
                    (G)  Access to Books and Records  . . . . . . . . .  70
                         ---------------------------
               7.3  Additional Conditions to Loans to Fund Permitted
                    ------------------------------------------------
                    Acquisitions  . . . . . . . . . . . . . . . . . . .  71
                    ------------

          SECTION 8

          ASSIGNMENT AND PARTICIPATION  . . . . . . . . . . . . . . . .  71
               8.1  Assignments and Participations in Loans and Notes .  71
                    -------------------------------------------------
               8.2  Agent . . . . . . . . . . . . . . . . . . . . . . .  72
                    -----
                    (A)  Appointment  . . . . . . . . . . . . . . . . .  72
                         -----------
                    (B)  Nature of Duties . . . . . . . . . . . . . . .  73
                         ----------------
                    (C)  Rights, Exculpation, Etc . . . . . . . . . . .  73
                         ------------------------
                    (D)  Reliance . . . . . . . . . . . . . . . . . . .  74
                         --------
                    (E)  Indemnification  . . . . . . . . . . . . . . .  74
                         ---------------
                    (F)  Heller Individually  . . . . . . . . . . . . .  74
                         -------------------
                    (G)  Successor Agent  . . . . . . . . . . . . . . .  75
                         ---------------
                         (1)  Resignation . . . . . . . . . . . . . . .  75
                              -----------
                         (2)  Appointment of Successor  . . . . . . . .  75
                              ------------------------
                         (3)  Successor Agent . . . . . . . . . . . . .  75
                              ---------------
                    (H)  Collateral Matters.  . . . . . . . . . . . . .  75
                         ------------------
                         (1)  Release of Collateral . . . . . . . . . .  75
                              ---------------------
                         (2)  Confirmation of Authority; Execution of
                              ---------------------------------------
                              Releases  . . . . . . . . . . . . . . . .  76
                              --------
                         (3)  Absence of Duty . . . . . . . . . . . . .  76
                              ---------------
                    (I)  Agency for Perfection  . . . . . . . . . . . .  76
                         ---------------------
                    (J)  Dissemination of Information . . . . . . . . .  77
                         ----------------------------
               8.3  Amendments, Consents and Waivers for Certain Actions 77
                    ----------------------------------------------------
               8.4  Set Off and Sharing of Payments . . . . . . . . . .  77
                    -------------------------------
               8.5  Disbursement of Funds . . . . . . . . . . . . . . .  78
                    ---------------------
               8.6  Disbursements of Advances; Payment  . . . . . . . .  78
                    ----------------------------------
                    (A)  Revolving Loan Advances, Payments and Settlements;
                         -------------------------------------------------
                         Interest and Fee Payments  . . . . . . . . . .  78
                         -------------------------
                    (B)  Term Loans and Acquisition Loans Principal
                         ------------------------------------------
                         Payments . . . . . . . . . . . . . . . . . . .  80
                         --------
                    (C)  Availability of Lender's Pro Rata Share  . . .  80
                         ---------------------------------------
                    (D)  Return of Payments . . . . . . . . . . . . . .  80
                         ------------------

          SECTION 9

          MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . .  81
               9.1  Indemnities . . . . . . . . . . . . . . . . . . . .  81
                    -----------
               9.2  Amendments and Waivers  . . . . . . . . . . . . . .  82
                    ----------------------
               9.3  Notices . . . . . . . . . . . . . . . . . . . . . .  82
                    -------
               9.4  Failure or Indulgence Not Waiver; Remedies Cumulative 84
                    -------------------------------
               9.5  Marshalling; Payments Set Aside . . . . . . . . . .  84
                    -------------------------------
               9.6  Severability  . . . . . . . . . . . . . . . . . . .  84
                    ------------
               9.7  Lenders' Obligations Several; Independent Nature of
                    ---------------------------------------------------
                    Lenders' Rights . . . . . . . . . . . . . . . . . .  84
                    ---------------
               9.8  Headings  . . . . . . . . . . . . . . . . . . . . .  85
                    --------
               9.9  Applicable Law  . . . . . . . . . . . . . . . . . .  85
                    --------------
               9.10 Successors and Assigns  . . . . . . . . . . . . . .  85
                    ----------------------
               9.11 No Fiduciary Relationship . . . . . . . . . . . . .  85
                    -------------------------
               9.12 Construction  . . . . . . . . . . . . . . . . . . .  85
                    ------------
               9.13 Confidentiality . . . . . . . . . . . . . . . . . .  85
                    ---------------
               9.14 CONSENT TO JURISDICTION . . . . . . . . . . . . . .  85
                    -----------------------
               9.15 WAIVER OF JURY TRIAL  . . . . . . . . . . . . . . .  86
                    --------------------
               9.16 Survival of Warranties and Certain Agreements . . .  86
                    ---------------------------------------------
               9.17 Entire Agreement  . . . . . . . . . . . . . . . . .  86
                    ----------------
               9.18 Counterparts; Effectiveness . . . . . . . . . . . .  86
                    ---------------------------

          SECTION 10

          DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . .  86


                                INDEX OF DEFINED TERMS
                                ----------------------

          Defined Term                                 Defined in Section
          ------------                                 ------------------

          Active Subsidiaries                     Preamble
          Accounting Changes                      <section> 4.8
          Acquisition Costs                       <section> 10.1
          Acquisition EBITDA                      <section> 3.6(B)(12)
           Acquisition Loans                      <section> 1.1C
          Acquisition Loan Commitment             <section> 1.1(C)
          Acquisition Note                        <section> 10.1
          Acquisition Pro Forma                   <section> 3.6(B)(7)
          Acquisition Total Indebtedness          <section> 3.6(B)(12)
          Adjustment Date                         <section> 10.1
          Affected Lender                         <section> 1.10
          Affiliate                               <section> 10.1
          Agent                                   <section> 10.1
          Agent's Account                         <section> 1.4
          Agreement                               <section> 10.1
          Assignment and Acceptance Agreement     <section> 10.1
          Asset Disposition                       <section> 10.1
          Autotron                                Preamble
          Bankruptcy Code                         <section> 10.1
          Base Rate                               <section> 1.2(A)
          Base Rate Loans                         <section> 1.2(A)
          Base Rate Margin                        <section> 1.2(A)
          Borrower or Borrowers                   Preamble & <section> 10.1
          Borrower Representative                 <section> 1.1(H)
          Borrowing Base                          <section> 1.1(B)(3)
          Borrowing Base Availability             <section> 1.1(B)(2)
          Borrowing Base Certificate              <section> 1.1(B)(3)
          Business Day                            <section> 10.1
          Calculation Period                      <section> 1.2(A)
          Capex Acquisition Limit                 <section> 4.1
          Capital Expenditure                     <section> 4.1
          Cap Limit                               <section> 4.1
          Cash Equivalents                        <section> 3.3
          Certification of Exemption              <section> 1.9(C)
          Closing Date                            <section> 10.1
          Collateral                              <section> 10.1
          Commitment                              <section> 10.1
          Consulting Agreement                    <section> 10.1
          Contingent Obligations                  <section> 3.4

          Defined Term                                 Defined in Section
          ------------                                 ------------------

          Contractual Obligations                 <section> 2.1
          Corporate Guarantors                    3rd Recital
          Cut-Off Date                            <section> 3.6(B)(12)
          Daily Interest Amount                   <section> 8.6
          Daily Interest Rate                     <section> 8.6
          Daily Loan Balance                      <section> 8.6
          Default                                 <section> 10.1
          Deflecta                                Preamble
          Deflecta Subsidiaries                   <section> 10.1
          Delta                                   Preamble
          DFM                                     Preamble
          EBITDA                                  <section> 4.3
          Employee Benefit Plan                   <section> 10.1
          Environmental Claims                    <section> 10.1
          Environmental Indemnity Agreement       <section> 10.1
          Environmental Laws                      <section> 10.1
          Environmental Permits                   <section> 10.1
          ERISA                                   <section> 10.1
          ERISA Affiliates                        <section> 10.1
          Eurocurrency Liabilities                <section> 1.2(A)
          Event of Default                        <section> 6.1
          Expiry Date                             <section> 10.1
          Fee Letter                              <section> 1.3(A)
          Fiscal Quarter                          <section> 10.1
          Fiscal Year                             <section> 10.1
          Fixed Coverage Charge                   <section> 4.4
          Foreign Lender                          <section> 10.1
          Funding Date                            <section> 7.2
          GAAP                                    <section> 10.1
          Harvest Partners                        <section> 10.1
          Heller                                  Preamble
          Holdings                                Preamble
          IDRB                                    <section> 10.1
          IDRB Reserve                            <section> 1.1(B)(4)
          IDRB Documents                          <section> 10.1
          IDRB Indenture                          <section> 10.1
          IDRB Loan Agreement                     <section> 10.1
          IDRB Mortgage                           <section> 10.1
          IDRB Payment                            <section> 10.1
          Indebtedness                            <section> 10.1
          Indemnitee                              <section> 9.1

          Defined Term                                 Defined in Section
          ------------                                 ------------------
          Intellectual Property                   <section> 10.1
          Interest Period                         <section> 1.2(A)
          Interest Rate Agreements                <section> 2.12
          Interest Ratio                          <section> 8.6
          Interest Settlement Date                <section> 8.6
          Investments                             <section> 3.3
          IRC                                     <section> 10.1
          Lender(s)                               <section> 10.1
          Lender Letter of Credit                 <section> 1.1(D)
          Letter of Non-Exemption                 <section> 1.9(C)
          Liabilities                             <section> 10.1
          LIBOR                                   <section> 1.2(A)
          LIBOR Breakage Fee                      <section> 1.3(B)
          LIBOR Loans                             <section> 1.2(A)
          Lien                                    <section> 10.1
          Loan Accounts                           <section> 1.7
          Loan Documents                          <section> 10.1
          Loan Party or Loan Parties              <section> 10.1
          Loans                                   <section> 10.1
          LAC                                     Preamble
          LII                                     Preamble
          Lund                                    Preamble
          Lund FSC                                <section> 10.1
          Lund Guaranty                           <section> 10.1
          Lund International FSC                  <section> 10.1
          Lund Subsidiaries                       <section> 10.1
          Management Fees                         <section> 10.1
          Material Adverse Effect                 <section> 10.1
          Maximum Revolving Loan Balance          <section> 1.1(B)(1)
          Merger                                  <section> 10.1
          Merger Date                             <section> 10.1
          Mortgage                                <section> 10.1
          Mortgaged Property                      <section> 10.1
          Net Proceeds                            <section> 10.1
          Note(s)                                 <section> 10.1
          Obligations                             <section> 10.1
          Old World                               <section> 10.1
          Operating Cash Flow                     <section> 4.6
          Overadvance Revolving Loans             <section> 1.1(B)(2)
          Permitted Acquisition Documents         <section> 3.6(B)(1)
          Permitted Encumbrances                  <section> 3.2(A)

          Defined Term                                 Defined in Section
          ------------                                 ------------------

          Person                                  <section> 10.1
          Pledge Agreement                        <section> 10.1
          Pro Forma                               <section> 10.1
          Pro Forma EBITDA                        <section> 4.6
          Pro Rata Share                          <section> 10.1
          Projections                             <section> 10.1
          Purchase Agreement                      <section> 3.6(B)(1)
          Real Estate Documents                   <section> 10.1
          Related Transactions                    <section> 10.1
          Replacement Lender                      <section> 1.10
          Related Transactions Documents          <section> 10.1
          Requisite Lenders                       <section> 10.1
          Restricted Junior Payment               <section> 3.5
          Restricted Cash                         <section> 10.1
          Revolving Loan Commitment               <section> 1.1(B)(1)
          Revolving Loans                         <section> 1.1(B)(1)
          Revolving Note                          <section> 10.1
          Revolving Termination Date              <section> 1.1(B)(1)
          Risk Participation Agreement            <section> 1.1(D)
          Risk Participation Liability            <section> 10.1
          Scheduled Acquisition Installments      <section> 1.1(C)
          Scheduled Term Installments             <section> 1.1(A)
          SEC                                     <section> 10.1
          Security Agreement                      <section> 10.1
          Security Documents                      <section> 10.1
          Settlement Date                         <section> 8.6(A)(2)
          Subordinated Indebtedness               <section> 10.1
          Subsidiary                              <section> 10.1
          Target                                  <section> 10.1
          Tax Liabilities                         <section> 1.9(A)
          Term A Note                             <section> 10.1
          Term B Note                             <section> 10.1
          Term Loans                              <section> 1.1(A)
          Term Loan A                             <section> 1.1(A)
          Term Loan B                             <section> 1.1(A)
          Test Date                               <section> 3.6(B)(12)
          Total Indebtedness                      <section> 4.6
          Total Indebtedness to Pro Forma EBITDA  <section> 4.6
          Total Interest Coverage                 <section> 4.5
          Trailmaster                             Preamble
          Unused Fee                              <section> 1.2(B)
          Zephyros                                <section> 10.1

          EXHIBITS TO THE CREDIT AGREEMENT

               Exhibit 1.1 (F)     -    Notice of Borrowing
               Exhibit 1.5(B)      -    Excess Cash Flow Certificate
               Exhibit 3.6(B)(12)  -    Acquisition Total Indebtedness to
                                        Acquisition EBITDA
               Exhibit 4.7(D)      -    Compliance Certificate
               Exhibit 4.7(F)      -    Borrowing Base Certificate
               Exhibit 10.1(A)     -    Form of Revolving Note, Form of
                                        Term A Note, Form of Term B Note,
                                        Form of Acquisition Note
               Exhibit 10.1(B)     -    Form of Assignment and Acceptance
                                        Agreement

          SCHEDULES TO THE CREDIT AGREEMENT

               Schedule 2.8        -    Collateral Locations
               Schedule 3.2(A)(10) -    Liens
               Schedule 3.3(G)     -    Investments
               Schedule 3.4        -    Contingent Obligations
               Schedule 3.5        -    Restricted Junior Payments
               Schedule 3.8        -    Affiliate Transactions
               Schedule 3.9        -    Business Description
               Schedule 5.3        -    Defaults
               Schedule 5.4(A)     -    Jurisdictions of Organization
               Schedule 5.4(B)     -    Capitalization
               Schedule 5.4(D)     -    Foreign Qualifications
               Schedule 5.6        -    Intellectual Property
               Schedule 5.7        -    Payment of Taxes; Audits
               Schedule 5.8        -    Employee Matters
               Schedule 5.10       -    Names, Trade Names
               Schedule 5.11       -    Locations; FEIN
               Schedule 5.12(A)    -    Owned Real Estate
               Schedule 5.12(B)    -    Leased Real Estate
               Schedule 5.13       -    Litigation; Adverse Facts
               Schedule 5.16       -    Broker's Fees
               Schedule 5.19(B)    -    Environmental Reports
               Schedule 5.21       -    Bank Accounts
               Schedule 5.22       -    Indebtedness; Liabilities
               Schedule 7.1        -    List of Closing Documents
               Schedule 10.1(A)    -    Pro Forma
               Schedule 10.1(B)    -    Indebtedness to be Repaid

                                   CREDIT AGREEMENT
                                   ----------------


               This CREDIT AGREEMENT is dated as of February 27, 1998 and entered into by and among:

          LUND INTERNATIONAL HOLDINGS, INC., a Delaware corporation ("Lund" or "Holdings");

          DEFLECTA-SHIELD CORPORATION, a Delaware corporation ("Deflecta"), LUND INDUSTRIES, INCORPORATED, a Minnesota corporation ("LII"), BELMOR AUTOTRON CORP., a Delaware corporation ("Autotron"),
          DFM CORP., an Iowa corporation ("DFM"),
          (each a "Borrower" and, collectively, "Borrowers");

          LUND ACQUISITION CORP., a Minnesota corporation ("LAC"), BAC ACQUISITION CO., a Delaware corporation ("BAC"), TRAILMASTER PRODUCTS, INC., a Delaware corporation ("Trailmaster"),
          DELTA III, INC., a Delaware corporation ("Delta"),
          (each an "Active Subsidiary" and, collectively, "Active
          Subsidiaries");

          The financial institution(s) listed on the signature pages hereof and their respective successors and assigns (each a "Lender" and, collectively, "Lenders"); and

          HELLER FINANCIAL, INC., a Delaware corporation (in its individual capacity "Heller"), with offices at 500 West Monroe, Chicago, Illinois 60661, as a Lender (as hereinafter defined in Section
          10), and as Agent for all Lenders.


                                   R E C I T A L S:
                                   - - - - - - - -

               WHEREAS, Holdings and Borrowers desire that Lenders extend certain term facilities, an acquisition facility and a revolving credit facility to Borrowers (i) to fund the repayment of certain indebtedness of Borrowers, (ii) to provide working capital financing for Borrowers and (iii) to provide funds for Permitted Acquisitions (which shall not include the Deflecta Acquisition) and other general corporate purposes of Borrowers; and

               WHEREAS, Borrowers desire to secure all of their Obligations
          (as hereinafter defined in Section 10) under the Loan Documents
                                     ----------
           (as hereinafter defined in Section 10) by granting to Agent, for
                                      ----------
          the benefit of Agent and Lenders, a security interest in and lien upon all the personal and real property of Borrowers, and the pledging to Agent, for the benefit of Agent and Lenders, the capital stock of each of their respective Subsidiaries (as defined in Section 10); and
                     ----------

               WHEREAS, Holdings, all Borrowers and all Active Subsidiaries (each of Holdings, Borrowers and Active Subsidiaries referred to herein individually as a "Corporate Guarantor" and, collectively, as "Corporate Guarantors") are willing to guaranty all of the Obligations of Borrowers to Lenders under the Loan Documents and to grant to Agent, for the benefit of Agent and Lenders, a security interest in and lien upon all of personal and real property of the Corporate Guarantors, and pledge to Agent, for the benefit of Agent and Lenders, the capital stock of each of their respective Subsidiaries (as defined in Section 10) to
                                                       ----------
          secure such guaranties; and

               NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Holdings, Borrowers, the Corporate Guarantors, Lenders and Agent agree as follows:

                                      SECTION 1

                              AMOUNTS AND TERMS OF LOANS

               1.1  Loans. Subject to the terms and conditions of this
                    -----
          Agreement and in reliance upon the representations and warranties of Holdings, Borrowers and the Active Subsidiaries contained herein and in the other Loan Documents:

               (A)  Term Loans.  Each Lender agrees, severally and not
                    ----------
          jointly, to lend to Borrowers in one draw, on the Closing Date, its Pro Rata Share of the following amounts:

                    (i)  "Term Loan A", in an amount equal to $20,000,000;
          and

                    (ii) "Term Loan B", in an amount equal to $22,000,000.

          Collectively, Term Loan A and Term Loan B will be referred to as the "Term Loans". Borrowers shall repay the Term Loans through periodic payments on the dates and in the amounts indicated below ("Scheduled Term Installments"):


                                     Term Loan A
                                     -----------

                                                         Term Loan A
                    Date                          Scheduled Installments
                    ----                          ----------------------

               June 30, 1998                            $   375,000
               September 30, 1998                           375,000
               December 31, 1998                            375,000
               March 31, 1999                               775,000
               June 30, 1999                                775,000
               September 30, 1999                           775,000
               December 31, 1999                            775,000
               March 31, 2000                             1,025,000
               June 30, 2000                              1,025,000
               September 30, 2000                         1,025,000
               December 31, 2000                          1,025,000
               March 31, 2001                             1,250,000
               June 30, 2001                              1,250,000
               September 30, 2001                         1,250,000
               December 31, 2001                          1,250,000
               March 31, 2002                             1,575,000
               June 30, 2002                              1,575,000
               September 30, 2002                         1,575,000
               December 31, 2002                          1,950,000

          ; provided, however, that the final principal Scheduled Term
            --------  -------
          Installment for Term Loan A shall be an amount equal to the aggregate principal amount of the Term Loan A outstanding on such date.

                                     Term Loan B
                                     -----------

                                                       Term Loan B
                    Date                          Scheduled Installments
                    ----                          ----------------------

               June 30, 1998                      $       25,000
               September 30, 1998                         25,000
               December 31, 1998                          25,000
               March 31, 1999                             25,000
               June 30, 1999                              25,000
               September 30, 1999                         25,000
               December 31, 1999                          25,000
               March 31, 2000                             25,000
               June 30, 2000                              25,000
               September 30, 2000                         25,000
               December 31, 2000                          25,000
               March 31, 2001                             25,000
               June 30, 2001                              25,000
               September 30, 2001                         25,000
               December 31, 2001                          25,000
               March 31, 2002                             25,000
               June 30, 2002                              25,000
               September 30, 2002                         25,000
               December 31, 2002                          25,000
               March 31, 2003                          2,625,000
               June 30, 2003                           2,625,000
               September 30, 2003                      2,625,000
               December 31, 2003                       2,625,000
               March 31, 2004                          2,750,000
               June 30, 2004                           2,750,000
               September 30, 2004                      2,750,000
               December 31, 2004                       2,775,000

          ; provided, however, that the final principal Scheduled Term
            --------  -------
          Installment for Term Loan B shall be in an amount equal to the aggregate principal amount of the Term Loan B outstanding on such date. Amounts borrowed under this subsection 1.1(A) and repaid
                                            -----------------
          may not be reborrowed.

               (B)  Revolving Loans.  (1) Each Lender agrees, severally and
                    ---------------
          not jointly, to lend to Borrowers from time to time from the Closing Date to the earlier to occur of (x) the suspension (subject to reinstatement) of the Lenders' obligations to make Revolving Loans pursuant to subsection 6.2, (y) the acceleration
                                      --------------
          of the Obligations pursuant to subsection 6.3 and (z) the date
                                         --------------
          specified in clause (b)(i) in the definition of the term "Expiry Date" its Pro Rata Share of the loans requested by Borrowers to be made by Lenders under this subsection 1.1(B), up to an
                                        -----------------
          aggregate maximum for all Lenders of $30,000,000 (as the same may be reduced from time to time hereunder, the "Revolving Loan Commitment"). Advances or amounts outstanding under the Revolving Loan Commitment and any amounts added to the principal balance of the Revolving Loans pursuant to this Agreement will be called "Revolving Loans". Revolving Loans may be repaid and reborrowed. The "Maximum Revolving Loan Balance" will be, as of any date of determination, the lesser of (a) the Borrowing Base or (b) the Revolving Loan Commitment less the sum of (x)
                                               ----
          outstanding Risk Participation Liability and (y) the IDRB Reserve. If at any time the outstanding Revolving Loans exceed the Maximum Revolving Loan Balance (as it may be deemed increased from time to time pursuant to subsection 1.1(B)(2)), Lenders
                                        --------------------
          shall not be obligated to make additional Revolving Loans and issue additional Lender Letters of Credit and Risk Participation Agreements, and the outstanding Revolving Loans must be repaid by Borrowers immediately in an amount sufficient to eliminate any excess. The Borrowers shall repay on the Expiry Date the aggregate outstanding principal amount of the Revolving Loans then outstanding (the "Revolving Termination Date").

                    (2) If Borrowers request that Lenders make, or permit to remain outstanding, Revolving Loans in an aggregate amount in excess of the Borrowing Base (hereinafter, "Borrowing Base Availability"), Lenders having sixty-six and two-thirds percent (66-2/3%) or more of the Revolving Loan Commitment may in their discretion elect to cause all Lenders having a Revolving Loan Commitment to make, or permit to remain outstanding, such excess Revolving Loans (such Revolving Loans in excess of Borrowing Base Availability being referred to as "Overadvance Revolving Loans"); provided, however, that such Lenders may not cause all Lenders
          --------  -------
          having a Revolving Loan Commitment to make, or permit to remain outstanding, (a) Revolving Loans in excess of the Revolving Loan Commitment less the sum of (x) outstanding Risk Participation
                     ----
          Liability and (y) the IDRB Reserve or (b) Overadvance Revolving Loans in excess of ten (10%) percent of the Revolving Loan
          Commitment.   If Overadvance Revolving Loans are made, or
          permitted to remain outstanding, pursuant to the preceding sentence, then (a) the Maximum Revolving Loan Balance shall be deemed increased by the amount of such permitted Overadvance Revolving Loans, but only for so long as Lenders having sixty-six and two-thirds percent (66-2/3%) or more of the Revolving Loan Commitment allow such Overadvance Revolving Loans to be outstanding and (b) all Lenders that have committed to make Revolving Loans shall be bound to make, or permit to remain outstanding, such Overadvance Revolving Loans based upon their Pro Rata Shares in accordance with the terms of this Agreement. If Overadvance Revolving Loans remain outstanding for more than sixty (60) days during any 180-day period unless otherwise approved by all Lenders having Revolving Loan Commitments, Revolving Loans must be repaid immediately in an amount sufficient to eliminate all of such Overadvance Revolving Loans.

                    (3) "Borrowing Base" means, as of any date of determination, an amount as calculated on Exhibit 4.7(F)
                                                    --------------
          ("Borrowing Base Certificate").

                    (4)  "IDRB Reserve" means, as of any date of
          determination, an amount equal to the outstanding principal balance owing under the IDRB as of such date less Restricted
                                                       ----
          Cash, which amount shall be applied as a reserve reducing the Maximum Revolving Loan Balance by a corresponding amount until the earlier to occur of (x) the provision for payment in full or the defeasance, payment or retirement in full of the Indebtedness owing under the IDRB pursuant to the IDRB Documents (the "IDRB Payment") or (y) LII has obtained from the holders of the IDRB the necessary consents or waivers, in form and substance reasonably satisfactory to Agent, under the IDRB Documents to permit the Loans contemplated by this Agreement.

               (C)  Acquisition Loans.  Each Lender agrees, severally and
                    -----------------
          not jointly, to lend to Borrowers from the Closing Date to the earlier of (x) the suspension (subject to reinstatement) of the Lenders' obligations to make Acquisition Loans pursuant to subsection 6.2, (y) the acceleration of the Obligations pursuant
          --------------
          to subsection 6.3 and (z) the date specified in clause (b)(v) in
             --------------
          the definition of the term "Expiry Date" its Pro Rata Share of the loans requested by the Borrowers to be made by Lenders from time to time under this subsection 1.1(C), up to an aggregate
                                  -----------------
          maximum for all Lenders of $15,000,000 (the "Acquisition Loan Commitment"). Advances or amounts outstanding under the Acquisition Loan Commitment will be called "Acquisition Loans". No portion of the proceeds of any Acquisition Loans shall be used by Borrowers for any purpose other than in connection with the consummation of Permitted Acquisitions pursuant to subsection
                                                             ----------
           3.6(B).  Lenders shall not be obligated to make Acquisition
          -------
          Loans if the terms and conditions set forth in subsection 3.6(B)
                                                         -----------------
          are not complied with to the satisfaction of Agent and Requisite Lenders.

                    Borrowers shall repay the aggregate outstanding principal amount of the Acquisition Loans in equal quarterly installments of principal on the last day of each Fiscal Quarter during the period commencing on the last day of March of 2001 and ending on December 31, 2004 (the "Scheduled Acquisition Installments") with the first Scheduled Acquisition Installment due and payable on March 31, 2001; provided, however, that the
                                             --------  -------
          final principal Scheduled Acquisition Installments shall be made on December 31, 2004 and in an amount equal to the aggregate principal amount of the Acquisition Loans outstanding on such date.

                    Amounts borrowed under this subsection 1.1(C) and
                                                -----------------
          repaid may not be reborrowed.

                    (D)  Letters of Credit and Risk Participation
                         ----------------------------------------
          Agreements.  The Revolving Loan Commitment may, in addition to
          ----------
          advances under the Revolving Loans, be utilized, upon the request of Borrower Representative, for (i) the issuance of standby letters of credit for the account of any Borrower by Agent (each such letter of credit, a "Lender Letter of Credit") or (ii) the issuance by Agent of risk participation agreements (each such agreement, a "Risk Participation Agreement") to confirm payment to banks which issue letters of credit for the account of any Borrower.

                         (1)  Maximum Amount.  The aggregate amount of Risk
                              --------------
          Participation Liability with respect to all Lender Letters of Credit and Risk Participation Agreements outstanding for the account of Borrowers at any time shall not exceed $4,000,000. If Agent is required to provide a Risk Participation Agreement and the issuing bank is unwilling or unable to provide Agent with automated daily reporting of the amounts issued under such Bank Letters of Credit then the amount of Risk Participation Liability for such Bank Letters of Credit used in calculating the Maximum Revolving Loan Balance shall be adjusted weekly and shall be an amount equal to the maximum amount potentially owing under such Risk Participation Agreement. If the issuing bank automatically reports on a daily basis draws and other activity under the issued Bank Letters of Credit, then the amount of Risk Participation Liability for such Bank Letters of Credit used in calculating the Maximum Revolving Loan Balance shall be the actual daily amounts reported by the banks issuing such Bank Letters of Credit supported by such Risk Participation Agreement. In addition, such Borrower must (i) have an account at the issuing bank or (ii) be directly charged by the issuing bank for drawings under the Bank Letters of Credit and debits relating to applicable fees.

                         (2)  Reimbursement.  Borrowers shall be
                              -------------
          irrevocably and unconditionally obligated forthwith without presentment, demand, protest or other formalities of any kind, to reimburse Agent for any amounts paid by Agent with respect to a Lender Letter of Credit or a Risk Participation Agreement issued for the account of any Borrower, including all fees, costs and expenses paid by Agent to any bank that issues letters of credit. Borrowers hereby authorize and direct Agent, at Agent's option, to debit each Borrower's account (by increasing the principal balance of the Revolving Loans) in the amount of any payment made by Agent with respect to any Lender Letter of Credit or any Risk Participation Agreement. All amounts paid by Agent with respect to any Lender Letter of Credit or Risk Participation Agreement that are not immediately repaid by Borrowers with the proceeds of a Revolving Loan or otherwise shall bear interest at the interest rate applicable to Revolving Loans calculated using the Base Rate. Each Lender agrees to fund its Pro Rata Share of any Revolving Loans made pursuant to this subsection 1.1(D)(2). If
                                                --------------------
          no such Revolving Loan is made, each Lender agrees to purchase, and shall be deemed to have purchased, a participation in such Lender Letter of Credit or Risk Participation Agreement, as the case may be, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Lender Letter of Credit or Risk Participation Agreement, as the case may be, and each Lender agrees to pay to Agent such Lender's Pro Rata Share of any payments made by Agent under such Lender Letter of Credit and Risk Participation Agreement. The obligation of each Lender to deliver to Agent an amount equal to its respective Pro Rata Share pursuant to the preceding two (2) sentences shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in subsection
                                                               ----------
          7.2.  If any Lender fails to make available to Agent the amount
          ---
          of such Lender's Pro Rata Share of any payments made by Agent in respect of such Lender Letter of Credit or Risk Participation Agreement as provided in this subsection 1.1(D)(2), Agent shall
                                        -------------------
          be entitled to recover such amount on demand from such Lender together with interest at the Base Rate.

                    Borrowers shall repay their obligations under each such Lender Letter of Credit and Risk Participation Agreement on the earlier of (a) the date or dates on which payment for amounts owing under each Lender Letter of Credit and Risk Participation Agreement, as applicable, are required to be made thereunder,
          (b) the acceleration of the Obligations pursuant to subsection
                                                              ----------
          6.3, (c) the Revolving Termination Date or (d) in accordance
          ---
          with the terms of this Agreement.

                         (3)  Conditions of Issuance of Letters of Credit
                              -------------------------------------------
           or Risk Participation Agreements.  In addition to all other
          ---------------------------------
          terms and conditions set forth in this Agreement, the issuance by Agent of any Lender Letter of Credit or Risk Participation Agreement shall be subject to the conditions precedent that the Lender Letter of Credit, the Risk Participation Agreement or the letter of credit for which any Borrower requests a Risk Participation Agreement shall support a transaction entered into in the ordinary course of such Borrower's business and shall be in such form, be for such amount, and contain such terms and conditions as are reasonably satisfactory to Agent. The expiration date of each Lender Letter of Credit and each letter of credit to be issued under a Risk Participation Agreement shall be on a date which is the earlier of (a) one year from its date of issuance, or (b) the thirtieth (30th) day before the date set forth in clause (b)(i) of the definition of the term "Expiry Date". Each Risk Participation Agreement shall provide that the agreement terminates and all demand or claims for payment must be presented by a date certain, which date will be at least thirty
          (30) days before the date set forth in clause (b)(i) of the definition of the term "Expiry Date".

                         (4)  Request for Lender Letters of Credit or Risk
                              --------------------------------------------
           Participation Agreements.  Borrower Representative shall give
          ------------------------
          Agent at least three (3) Business Days prior notice specifying the date a Lender Letter of Credit is requested to be issued, identifying the beneficiary and describing the nature of the transactions proposed to be supported thereby. Upon Borrower Representative's request, Agent shall use reasonable efforts to arrange Risk Participation Agreements. After the issuance of a Risk Participation Agreement in favor of a bank that will issue letters of credit on behalf of a Borrower, Borrower Representative shall give Agent at least two (2) Business Days prior written notice specifying the date a letter of credit is to be issued under a Risk Participation Agreement, identifying the beneficiary and describing the nature of the transactions proposed to be supported thereby. Any notice described in this subsection 1.1(D)(4) shall be accompanied by the form of the
          --------------------
          Lender Letter of Credit or the Bank Letter of Credit to which such Risk Participation Agreement relates.

                         (5)  Other Letter of Credit Provisions.
                              ---------------------------------

                              (i)  Obligations Absolute.  The obligation of
                                   --------------------
          Borrowers to reimburse Agent for payments made under, and other amounts payable in connection with, any Lender Letter of Credit or Risk Participation Agreement shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including the following circumstances:

                              (a)  any lack of validity or enforceability
                         of any Lender Letter of Credit, Bank Letter of Credit or any other agreement;

                              (b)  the existence of any claim, set-off,
                         defense or other right which any Borrower, any of its Affiliates, Agent or any Lender, on the one hand, may at any time have against any beneficiary or transferee of any Lender Letter of Credit or Bank Letter of Credit (or any Persons for whom any such transferee may be acting), Agent, any Lender or any other Person, on the other hand, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Borrower or any of its Affiliates and the beneficiary of the letter of credit);

                              (c)  any draft, demand, certificate or any
                         other document presented under any Lender Letter of Credit or Bank Letter of Credit is alleged to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                              (d)  payment under any Lender Letter of
                         Credit or Bank Letter of Credit against
                         presentation of a demand, draft or certificate or other document which does not comply with the terms of such letter of credit;

                              (e)  any other circumstance or happening
                         whatsoever, which is similar to any of the foregoing; or

                              (f)  the fact that a Default or an Event of
                         Default shall have occurred and be continuing.

                              (ii) Nature of Lender's Duties.  As between
                                   -------------------------
          Agent and Lenders, on the one hand, and Borrowers, on the other hand, Borrowers assume all risks of the acts and omissions of, or misuse of any Lender Letter of Credit by the beneficiary thereof. In furtherance and not in limitation of the foregoing, neither Agent nor any Lender shall be responsible: (a) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document by any party in connection with the application for and issuance of any Lender Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (b) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Lender Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (c) for failure of the beneficiary of any Lender Letter of Credit to comply fully with conditions required in order to demand payment thereunder; (d) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; (e) for errors in interpretation of technical terms; (f) for any loss or delay in the transmission or otherwise of any document required in order to make a payment under any Lender Letter of Credit; (g) for the credit of the proceeds of any drawing under any Lender Letter of Credit; and (h) for any consequences arising from causes beyond the control of Agent or any Lender as the case may be. None of the above shall affect, impair, or prevent the vesting of any of Agent's or any Lender's rights or powers hereunder.

                              (iii)     Liability.  In furtherance and
                                        ---------
          extension of and not in limitation of, the specific provisions herein above set forth, any action taken or omitted by Agent or any Lender under or in connection with any Lender Letter of Credit, if taken or omitted in good faith, shall not put Agent or any Lender under any resulting liability to any Borrower or any other Loan Party.

                    (E)  Notes.  Borrowers shall jointly and severally
                         -----
          execute and deliver to each Lender the following: (i) a Revolving Note to evidence the Revolving Loans, such Note to be in the principal amount of such Lender's Pro Rata Share of the Revolving Loan Commitment; (ii) a Term A Note to evidence the Term Loan A; such Note to be in the principal amount of such Lender's Pro Rata Share of such Term Loan A; (iii) a Term B Note to evidence the Term Loan B, such Note to be in the principal amount of such Lender's Pro Rata Share of such Term Loan B; and
          (iv) an Acquisition Note to evidence the Acquisition Loans, such Note to be in the principal amount of such Lender's Pro Rata Share of such Acquisition Loan Commitment. In the event of an assignment under subsection 8.1, Borrowers shall, upon surrender
                           --------------
          of the assigning Lender's Notes, issue new Notes to reflect the interests of the assigning Lender and the Person to which interests are to be assigned.

                    (F)  Borrowing Mechanics.   (1) Revolving Loans or
                         -------------------
          Acquisition Loans made on any Funding Date shall be in an aggregate minimum amount of $500,000 and integral multiples of $250,000 in excess of such amount. (2) On any day when any Borrower desires an advance under this subsection 1.1, Borrower
                                                 --------------
          Representative shall give Agent telephonic notice of the proposed borrowing by noon Chicago, Illinois time on the Funding Date of a Base Rate Loan and three (3) Business Days in advance of the Funding Date of a LIBOR Loan, which notice shall also specify the proposed Funding Date (which shall be a Business Day), whether such Loans shall consist of Base Rate Loans or LIBOR Loans, and for LIBOR Loans the Interest Period applicable thereto, and whether such Loans shall be Revolving Loans or Acquisition Loans. Any such telephonic notice shall be confirmed in writing on the same day by delivery by Borrower Representative of a Notice of
          Borrowing in the form of Exhibit 1.1(F) annexed hereto.  Neither
                                   --------------
          Agent nor Lender shall incur any liability to any Borrower for acting upon any telephonic notice Agent believes in good faith to have been given by a duly authorized officer or other Person authorized to convey such notice on behalf of a Borrower or for otherwise acting in good faith under this subsection 1.1(F).
                                                    -----------------
          With respect to Revolving Loans, neither Agent nor Lender will make any advance pursuant to any telephonic notice unless Agent has also received the most recent Borrowing Base Certificate and all other documents required under subsection 4.7 by noon
                                             --------------
          Chicago, Illinois time on the related Funding Date. Each Revolving Loan and each Acquisition Loan shall be deposited by wire transfer in immediately available funds in such account of the Borrowers as Borrower Representative may from time to time designate to Agent in writing.

                    (G)  Maximum Amount To Be Borrowed on Closing Date.
                         ---------------------------------------------
          The aggregate amount that may be borrowed by the Borrowers on the Closing Date shall not exceed $54,500,000; provided, however,
                                                     --------  -------
          that the aggregate amount that may be borrowed by the Borrowers under the Revolving Loan Commitment on the Closing Date shall not exceed $12,500,000, and, in each case, Lenders shall not have any obligation to lend more than such amount on such date.

                    (H)  Appointment of Borrower Representative.  Each
                         --------------------------------------
          Borrower hereby designates Holdings as its representative and agent ("Borrower Representative") for the purposes of initiating borrowing requests, requesting Lender Letters of Credit or Risk Participation Agreements, selecting interest rate options and giving and receiving notices and consents hereunder or under any of the other Loan Documents. Any action by the Borrower Representative in its Borrower Representative capacity hereunder shall be made by the chairman of the board of directors, chief executive officer or chief financial officer of Holdings. Agent and each Lender may regard any notice or other communication pursuant to any Loan Document from Borrower Representative as a notice or communication from Borrowers. Each Borrower hereby covenants and agrees that each representation and warranty, covenant, agreement and undertaking made in its name or on its behalf by Borrower Representative shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower.

               1.2  Interest and Related Fees.
                    -------------------------

                    (A)  Interest.  From the date the Loans are made and
                         --------
          the date the other Obligations become due, depending upon Borrowers election from time to time, as permitted herein, to have portions of the Loans accrue interest based upon the LIBOR, the Loans and the other Obligations shall bear interest at the rates set forth in paragraphs (1), (2), (3) and (4) below:

                    (1)  Revolving Loans:  The Revolving Loans and all
                         ---------------
          other Obligations (other than the principal portion of the Term Loans and the Acquisition Loans) shall bear interest as follows:

                              (a)  If a Base Rate Loan, then at the sum of
                         the Base Rate plus the Base Rate Margin applicable
                                       ----
                         to Revolving Loans.

                              (b)  If a LIBOR Loan, then at the sum of the
                         LIBOR plus the LIBOR Margin applicable to
                               ----
                         Revolving Loans.

                    (2)  Term Loan A:  The Term Loan A shall bear interest
                         -----------
                         as follows:

                              (a)  If a Base Rate Loan, then at the sum of
                         the Base Rate plus the Base Rate Margin applicable
                                       ----
                         to the Term Loan A.

                              (b)  If a LIBOR Loan, then at the sum of the
                         LIBOR plus the LIBOR Margin applicable to the Term
                               ----
                         Loan A.

                    (3)  Term Loan B:  The Term Loan B shall bear interest
                         -----------
           as follows:

                              (a)  If a Base Rate Loan, then at the sum of
                         the Base Rate plus the Base Rate Margin applicable
                                       ----
                         to the Term Loan B.

                              (b)  If a LIBOR Loan, then at the sum of the
                         LIBOR plus the LIBOR Margin applicable to the Term
                               ----
                         Loan B.

                    (4)  Acquisition Loans:  The Acquisition Loans shall
                         -----------------
          bear interest as follows:

                              (a)  If a Base Rate Loan, then at the sum of
                         the Base Rate plus the Base Rate Margin applicable
                                       ----
                         to Acquisition Loans.

                              (b)  If a LIBOR Loan, then at the sum of the
                         LIBOR plus the LIBOR Margin applicable to
                               ----
                         Acquisition Loans.

               "Base Rate" means a variable rate of interest per annum
                ---------
          equal to the rate of interest from time to time published by the Board of Governors of the Federal Reserve System in Federal Reserve statistical release H.15 (519) entitled "Selected Interest Rates" as the Bank prime loan rate. Base Rate also includes rates published in any successor publications of the Federal Reserve System reporting the Bank prime loan rate or its equivalent. The statistical release generally sets forth a Bank prime loan rate for each business day. The applicable Bank prime loan rate for any date that Bank prime loan rate is not set forth shall be the rate set forth for the last preceding date. In the event the Board of Governors of the Federal Reserve System ceases to publish a Bank prime loan rate or its equivalent, the term "Base Rate" shall mean a variable rate of interest per annum equal to the highest of the "prime rate," "reference rate," "base rate" or other similar rate as determined by Agent announced from time to time by any of Bankers Trust Company, The Chase Manhattan Bank or Citibank, N.A. (with the understanding that any such rate may merely be a reference rate and may not necessarily represent the lowest or best rate actually charged to any customer by such bank).

               "Base Rate Loans" means Loans bearing interest at rates
                ---------------
          determined by reference to the Base Rate.

               "Base Rate Margin" shall mean, (i) for the period commencing
                ----------------
          on the Closing Date and ending on August 31, 1998, (x) one and a quarter percent (1.25%) per annum for Revolving Loans and the Term Loan A and (y) one and one-half per cent (1.50%) per annum for Acquisition Loans and the Term Loan B, and (ii) during the period commencing on (x) September 1, 1998 and (y) each Adjustment Date subsequent thereto and ending on the day immediately preceding each subsequent Adjustment Date (each such Fiscal Quarter immediately prior to each such Adjustment Date being hereinafter referred to as a "Calculation Period"), the applicable percent per annum set forth in the Base Rate Margin Pricing Table below opposite the Total Indebtedness to Pro Forma EBITDA ratio for such Calculation Period. Total Indebtedness to Pro Forma EBITDA for any Calculation Period will be as calculated on the Compliance Certificate most recently delivered pursuant to subsection 4.7(D); provided, however, that for purposes of
          -----------------  --------  -------
          determining the Base Rate Margin for the Adjustment Dates occurring on September 1, 1998 and December 1, 1998, EBITDA (as calculated in Covenant 4.3 of Exhibit 4.7(D)) for each respective
                                        --------------
          Calculation Period shall be annualized based on actual results for Fiscal Year 1998 through the last day of such Calculation Period.

               "LIBOR" means, for each Interest Period, a rate  equal to:
                -----
          (a) the rate of interest determined by Agent at which deposits in U.S. dollars for the relevant Interest Period are offered based on information presented on the Reuters Screen LIBO Page as of 11:00 a.m. (London time) on the day which is two (2) Business Days prior to the first day of such Interest Period, provided
                                                               --------
          that if at least two such offered rates appear on the Reuters Screen LIBO Page in respect of such Interest Period, the arithmetic mean of all such rates (as determined by Agent) will be the rate used, provided, further, that if fewer than two
                            --------  -------
          offered rates appear or if Reuters ceases to provide LIBOR quotations, such rate shall be the rate of interest determined by Agent at which deposits in U.S. dollars are offered for the relevant Interest Period by any of Bankers Trust Company, The Chase Manhattan Bank or Citibank, N.A. to prime banks in the London interbank market at approximately 11:00 a.m. (London Time) two (2) Business Days prior to the commencement of the applicable Interest Period, divided by (b) a number equal to 1.0 minus the
                           ------- --                           -----
          aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day which is two (2) Business Days prior to the beginning of such Interest Period (including, without limitation, basic, supple-mental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) which are required to be maintained by a member bank of the Federal Reserve System; such rate to be rounded upward to the next whole multiple of one-sixteenth of one percent (.0625%).

               "LIBOR Loans" means Loans bearing interest at rates
                -----------
          determined by reference to the LIBOR.

               "LIBOR Margin" shall mean, (i) for all LIBOR Loans having an
                ------------
          Interest Period commencing during the period commencing on the Closing Date and ending on or prior to August 31, 1998, (x) two and one-half percent (2.50%) per annum for Revolving Loans and the Term Loan A and (y) two and three-quarters percent (2.75%) per annum for Acquisition Loans and the Term Loan B, and (ii) for all LIBOR Loans having an Interest Period commencing during the period commencing on (x) September 1, 1998 and (y) each Adjustment Date subsequent thereto and ending on the day immediately preceding the subsequent Adjustment Date (each such Fiscal Quarter immediately prior to such Adjustment Date being hereinafter referred to as a "Calculation Period"), the applicable percent per annum set forth in the LIBOR Margin Pricing Table below opposite the Total Indebtedness to Pro Forma EBITDA ratio for such Calculation Period. Total Indebtedness to Pro Forma EBITDA for any Calculation Period will be as calculated on the Compliance Certificate most recently delivered pursuant to subsection 4.7(D); provided, however, that for purposes of
          -----------------  --------  -------
          determining the LIBOR Margin for the Adjustment Dates occurring on September 1, 1998, and December 1, 1998, EBITDA (as calculated in Covenant 4.3 of Exhibit 4.7(D)) for each respective
                             --------------
          Calculation Period shall be annualized based on actual results for Fiscal Year 1998 through the last day of such Calculation Period.

                                   BASE RATE MARGIN
                                    PRICING TABLE
                                ---------------------
               Total
            Indebtedness                  Base Rate Margin
            to Pro Forma
            EBITDA is:

                           Revolving                           Acquisition
                             Loans    Term Loan A  Term Loan B    Loans
           greater   than    1.50%       1.50%        1.75%       1.75%
           4.00 to 1.00
           equal   to  or    1.25%       1.25%        1.50%       1.50%
           less than 4.00
           to   1.00  but
           equal   to  or
           greater   than
           3.50 to 1.00
           less than 3.50    1.00%       1.00%        1.25%       1.25%
           to   1.00  but
           equal   to  or
           greater   than
           3.00 to 1.00
           less than 3.00     .75%          .75%       1.25%      1.25%
           to   1.00  but
           equal   to  or
           greater   than
           2.50 to 1.00
           less than 2.50     .50%        .50%        1.00%       1.00%
           to 1.00

                                     LIBOR MARGIN
                                    PRICING TABLE
                                    -------------

              Total
           Indebtedness                    LIBOR Margin
           to Pro Forma
            EBITDA is:

                         Revolving                            Acquisition
                           Loans    Term Loan A  Term Loan B     Loans
           greater than    2.75%       2.75%        3.25%        3.25%
           4.00 to 1.00

           equal  to or    2.50%       2.50%        3.00%        3.00%
           less    than
           4.00 to 1.00
           but equal to
           or   greater
           than 3.50 to
           1.00
           less    than    2.25%       2.25%        2.75%        2.75%
           3.50 to 1.00
           but equal to
           or   greater
           than 3.00 to
           1:00
           less    than    2.00%       2.00%        2.50%        2.50%
           3.00 to 1.00
           but equal to
           or   greater
           than 2.50 to
           1.00

           less    than    1.75%       1.75%        2.25%        2.25%
           2.50 to 1.00

               If Borrowers shall fail to deliver a Compliance Certificate within thirty (30) days after the date required pursuant to subsection 4.7(D), retroactive to the first Adjustment Date
          -----------------
          subsequent to the date such Compliance Certificate was required to be delivered pursuant to subsection 4.7(D), (other than with
                                      ----------------
          respect to Fiscal Quarters ending December 31, then retroactive to the Adjustment Date preceding the date such Compliance Certificate was required to be delivered pursuant to subsection
                                                               ----------
           4.7(D)), then and continuing until delivery of such Compliance
          --------
          Certificate, each applicable Base Rate Margin and each applicable LIBOR Margin shall be equal to the highest applicable Base Rate Margin and the highest applicable LIBOR Margin specified in the Base Rate Margin Pricing Table and the LIBOR Margin Pricing Table, respectively, set forth above.

               Each LIBOR Loan may be obtained for a one (1), three (3) or six (6) month period (each being an "Interest Period"). With respect to all LIBOR Loans: (a) the Interest Period will commence on the date that the LIBOR Loan is made or the date on which a Base Rate Loan is converted into a LIBOR Loan, as applicable, or in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires, (b) if the Interest Period expires on a day that is not a Business Day, then such Interest Period will expire on the next Business Day,
          (c) no Interest Period for a Revolving Loan shall extend beyond the date set forth in clause (b)(i) of the definition of the term "Expiry Date", (d) no Interest Period for any portion of the Term Loan A shall extend beyond the date of the final Scheduled Term Installment thereof, (e) no Interest Period for any portion of the Term Loan B shall extend beyond the date of the final Scheduled Term Installment thereof, and (f) no Interest Period for the Acquisition Loans shall extend beyond the date of the final Scheduled Acquisition Installment thereof.

               If the introduction of or the interpretation of any law, rule, or regulation subsequent to the Closing Date, would increase the reserve requirement or otherwise increase the cost to any Lender of making or maintaining a LIBOR Loan, then Agent, on behalf of all affected Lenders, shall submit a certificate to Borrower Representative demonstrating the calculation of the increased cost and requiring payment thereof to Agent for the benefit of the affected Lenders within ten (10) days after the date of the certificate. There are no limitations on the number of times such certificate may be submitted.

                    (B)  Commitment Fee. Borrowers shall pay Agent, for the
                         --------------
          benefit of all Lenders committed to make Revolving Loans and Acquisition Loans, subject to the immediately following sentence, in each case based upon their respective Pro Rata Shares, a fee ("Unused Fee") in an amount equal to (1)(a) the Revolving Loan Commitment plus (b) the Acquisition Loan Commitment less (c) the
                     ----                                     ----
          sum of (i) the average daily balance of the Revolving Loans plus
                                                                      ----
          (ii) the average daily balance of the Acquisition Loans plus
                                                                  ----
          (iii) the average daily aggregate amount of outstanding Risk Participation Liability, in each case during the preceding month, multiplied by (2) the applicable percent per annum set forth in
          ---------- --
          the Unused Fee Pricing Table below opposite the Total Indebtedness to Pro Forma EBITDA ratio calculated for the most recent Calculation Period; provided, however, that during the
                                     --------  -------
          period commencing on the Closing Date and ending on August 31, 1998, the applicable percent per annum shall be 0.50%. Commencing on the day immediately following the date specified in clause
          (b)(v) in the definition of the term "Expiry Date" and continuing thereafter, the Unused Fee shall only be for the benefit of all Lenders committed to make Revolving Loans (based upon their respective Pro Rata Shares) and clauses (1)(a), (1)(c)(i) and
          (iii) and (2) above shall only apply for purposes of calculating such Unused Fee. Any Unused Fee is to be paid monthly in arrears on the first day of the first month following the Closing Date and the first day of each month thereafter. For purposes of determining the Unused Fee for the months of September, October and November of 1998, EBITDA (as calculated in Covenant 4.3 of
          Exhibit 4.7(D)) shall be annualized based on actual results for
          --------------
          Fiscal Year 1998 through the date of determination.

                               UNUSED FEE PRICING TABLE
                               ------------------------

                     Total Indebtedness
                  to Pro Forma EBITDA is:                  Percent
           equal to or greater than 3.00  to 1.00           0.50%

           less than 3.00 to 1.00                           0.375%
                    (C)  Risk Participation Fee.  From the Closing Date,
                         ----------------------
          Borrowers shall pay Agent, for the benefit of all Lenders committed to make Revolving Loans (based upon their respective Pro Rata Shares), a fee for each Lender Letter of Credit and each Risk Participation Agreement from the date of issuance to the date of termination thereof equal to the average daily aggregate amount of outstanding Risk Participation Liability thereunder multiplied by the applicable LIBOR Margin. Such fee is to be
          ----------
          paid monthly in arrears on the first day of each month.
          Borrowers shall also reimburse Agent for any and all fees and expenses paid by Agent to the issuer of any Bank Letter of Credit that is supported by a Risk Participation Agreement.

                    (D)  Computation of Interest and Related Fees.
                         ----------------------------------------
          Interest on all Loans and all other Obligations and any fees set forth in this subsection 1.2 shall be calculated daily on the
                        --------------
          basis of a three hundred sixty (360) day year for the actual number of days elapsed in the period during which it accrues.
          The date of funding a Base Rate Loan and the first day of an Interest Period with respect to a LIBOR Loan shall be included in the calculation of interest. The date of payment of a Base Rate Loan and the last day of an Interest Period with respect to a LIBOR Loan shall be excluded from the calculation of interest.
          If a Loan is repaid on the same day that it is made, one (1) days' interest shall be charged. Interest on all Base Rate Loans is payable in arrears on the first day of each month and on the Expiry Date, whether by acceleration or otherwise. Interest on LIBOR Loans shall be payable on the last day of the applicable Interest Period, unless the Interest Period is greater than three
          (3) months, in which case interest will be payable on the last day of each three (3) month interval. In addition, interest on LIBOR Loans is due on the Expiry Date, whether by acceleration or otherwise.

                    (E)       Default Rate of Interest.  At the election of
                              ------------------------
          Agent or Requisite Lenders, after the occurrence of an Event of Default and for so long as it continues, all the Loans and other Obligations shall bear interest at a rate that is two percent (2%) per annum in excess of the rates otherwise payable under this Agreement. Furthermore, during any period in which any Event of Default is continuing, as the Interest Periods for LIBOR Loans then in effect expire, such Loans shall be converted at Agent's discretion into Base Rate Loans and the LIBOR election will not be available to Borrowers until all Events of Default are cured or waived.

                    (F)       Excess Interest.  Under no circumstances will
                              ---------------
          the rate of interest chargeable be in excess of the maximum amount permitted by law. If excess interest is charged and paid, then the excess amount will be promptly refunded.

                    (G)       LIBOR Rate Election.  All Loans made on the
                              -------------------
          Closing Date shall be Base Rate Loans and shall remain so for three (3) days. Thereafter, subject to the provisions of subsection 1.2(A), Borrower Representative shall have the option
          ---------- ------
          to (1) convert at any time all or any part of outstanding Loans equal to $2,500,000 and integral multiples of $250,000 in excess of that amount from Base Rate Loans to LIBOR Loans or (2) upon the expiration of any Interest Period applicable to a LIBOR Loan, to (a) continue all or any portion of such LIBOR Loan equal to $2,500,000 and integral multiplies of $250,000 in excess of that amount as a LIBOR Loan or (b) convert all or any portion of such LIBOR Loan to a Base Rate Loan. Borrower Representative shall deliver a LIBOR Loan request no later than noon Chicago, Illinois time at least three (3) Business Days in advance of the proposed conversion/continuation date. A LIBOR Loan request shall state and certify: (1) the proposed conversion/continuation date (which shall be a Business Day); (2) the amount of the Loan to be converted/continued; (3) the nature of the proposed conversion/continuation; (4) in the case of conversion to, or a continuation of, a LIBOR Loan, the requested Interest Period; and
          (5) that no Default or Event of Default has occurred and is continuing or would result from the proposed conversion/continuation. Once given, a LIBOR Loan request shall be irrevocable and Borrowers shall be bound thereby. Upon the expiration of an Interest Period, in the absence of a new LIBOR Loan request submitted to Agent not less than three (3) Business Days prior to the end of such Interest Period, the LIBOR Loan then maturing shall be automatically converted to a Base Rate Loan. There may be no more than nine (9) LIBOR Loans outstanding at any one time. Loans which are not the subject of a LIBOR Loan request shall be Base Rate Loans. Agent will notify Lenders, by telephonic or facsimile notice, of each LIBOR Loan request received by Agent not less than two (2) Business Days prior to the first day of the Interest Period of the LIBOR Loan requested thereby.

               1.3       Other Fees and Expenses.
                         -----------------------

                    (A)  Certain Fees.  Borrowers shall pay to Heller
                         ------------
          (individually) for Agent's account, the fees specified in that certain letter agreement dated November 24, 1997 between Lund and Heller (as such letter agreement may be amended, supplemented or otherwise modified from time to time, the "Fee Letter") and due under and pursuant to such Fee Letter.

                    (B)  LIBOR Breakage Fee.  Upon (i) any default by any
                         ------------------
          Borrower in making any borrowing of, conversion into or continuation of any LIBOR Loan following Borrower Representative's delivery to Agent of any Notice of Borrowing or LIBOR Loan request in respect thereof, as applicable, or (ii) any payment of a LIBOR Loan on any day that is not the last day of the Interest Period applicable thereto (regardless of the source of such prepayment and whether voluntary, by acceleration or otherwise) or the failure of such Borrower to borrow any amount on the date for which it has given notice that it wishes to borrow as a LIBOR Loan, Borrowers shall pay Agent, for the benefit of all affected Lenders, an amount (the "LIBOR Breakage Fee") equal to the amount of any losses, expenses and liabilities (including, without limitation, any loss (including interest paid) sustained by each such affected Lender in connection with the re-employment of such funds) that any such affected Lender may sustain as a result of such default or such payment.

                    (C)       Expenses and Attorneys Fees.  Borrowers
                              ---------------------------
          jointly and severally agree to promptly pay all reasonable fees, costs and expenses (including those of outside attorneys) incurred by Agent in connection with any matters contemplated by or arising out of the Loan Documents, in connection with the examination, review, due diligence investigation, documentation, negotiation, closing and syndication of the transactions contemplated herein and in connection with the continued administration of the Loan Documents including any amendments, modifications and waivers. Borrowers jointly and severally agree to promptly pay all fees, costs and expenses (including those of attorneys) incurred by Agent and Lenders in connection with any action to enforce any Loan Document or to collect any payments due from Borrowers or any other Loan Party. All fees, costs and expenses (including those of attorneys) for which Borrowers are responsible under this subsection 1.3(C) shall be deemed part of
                                 ----------------
          the Obligations when incurred, payable in accordance with the final two sentences of subsection 1.4 and secured by the
                                 --------------
          Collateral.

                    1.4       Payments.  All payments by Borrowers of the
                              --------
          Obligations shall be made in same day funds and delivered to Agent, for the benefit of Agent and Lenders, as applicable, by wire transfer to the following account ("Agent's Account") or such other place as Agent may from time to time designate.

                              ABA No. 0710-0001-3
                              Account Number 55-00540
                              The First National Bank of Chicago
                              One First National Plaza
                              Chicago, IL 60670
                              Reference: Heller Corporate Finance Group for the benefit of Lund International Holdings, Inc.

          Borrowers shall receive credit on the day of receipt for funds received by Agent by 1:00 p.m. Chicago, Illinois time. In the absence of timely receipt, such funds shall be deemed to have been paid on the next Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest and fees due hereunder.

               Borrowers hereby authorize Lenders to make Revolving Loans, on the basis of their Pro Rata Shares, for the payment of Scheduled Term Installments, Scheduled Acquisition Installments, interest, commitment fees, Risk Participation Liability fees, LIBOR Breakage Fees, and Risk Participation Liability payments. Prior to an Event of Default, other fees, costs and expenses (including those of attorneys) reimbursable to Agent pursuant to subsections 1.3(A) and 1.3(C) or elsewhere in any Loan Document
          -----------------------------
          may be debited to the Revolving Loans after fifteen (15) days notice by Agent to Borrower Representative. After the occurrence of an Event of Default, no notice will be required.

                    1.5       Prepayments.
                              -----------

                    (A)       Voluntary Prepayment of Term Loans and
                              --------------------------------------
          Acquisition Loans. (a)  With respect to the Term Loans and
          -----------------
          Acquisition Loans, Borrowers may, upon at least one (1) Business Day's notice in the case of Base Rate Loans and three (3) Business Days' notice in the case of LIBOR Loans, in each case to the Agent stating the proposed date and aggregate principal amount of the prepayment and, if such notice is given, Borrowers shall permanently prepay the outstanding aggregate principal amount of the Term Loan A, the Term Loan B or the Acquisition Loans, in whole or in part as stated in such notice, with LIBOR Breakage fees, if applicable; provided, however, that (i) each
                                        --------  -------
          such partial prepayment shall be in an aggregate principal amount of $1,000,000 or an integral multiple of $250,000 in excess thereof with respect to each such Loan to be so prepaid and (ii) no such prepayment of a LIBOR Loan shall be made other than on the last day of an Interest Period therefor. The payments shall be applied in accordance with subsection 1.5(E) or as otherwise
                                        -----------------
          may be agreed by Requisite Lenders.

                    (B)       Prepayments from Excess Cash Flow.  Within
                              ---------------------------------
          one hundred (100) days after the end of each Fiscal Year, Borrowers shall prepay the Loans in an amount equal to seventy-five percent (75%) of the Excess Cash Flow for such Fiscal Year determined pursuant to the calculation as illustrated on Exhibit
                                                                   -------
          1.5(B).  The calculation shall be based on the audited financial
          ------
          statements for Holdings, Borrowers, the other Loan Parties and their respective Subsidiaries. The payments shall be applied in accordance with subsection 1.5(E).
                          -----------------

                    (C)  Prepayments from Asset Dispositions.  (1) At such
                         -----------------------------------
          time that the sum of all Net Proceeds of all Asset Dispositions in each Fiscal Year received by Borrowers and their respective Subsidiaries exceeds $250,000, then any Net Proceeds received above such amount ("Excess Proceeds") shall be subject to this subsection 1.5(C). Borrowers shall, immediately upon receipt of
          -----------------
          such Excess Proceeds by a Loan Party or any of its Subsidiaries, prepay, or cause any such Subsidiary to prepay, the Loans in an amount equal to such Excess Proceeds. The payments shall be applied in accordance with subsection 1.5(E).
                                 -----------------

                         (2) Notwithstanding the foregoing, in the event that Borrowers reasonably expect such Excess Proceeds to be reinvested or committed to be reinvested within six (6) months in productive assets of a kind then used or usable in the business of a Borrower or any of its Subsidiaries, then the portion of such Excess Proceeds expected to be reinvested (other than any such Net Proceeds from an Asset Disposition subject to the IDRB Mortgage so long as the Indebtedness under the IDRB Documents is not defeased or otherwise repaid or retired and the IDRB Mortgage is in effect) shall be temporarily applied against the outstanding principal balance of the Revolving Loans, and Agent shall apply a reserve against the Revolving Loans reducing the Maximum Revolving Loan Balance by a corresponding amount until such Excess Proceeds are released to Borrowers for reinvestment as provided herein or applied to the Loans as set forth in subsection 1.5(E). Upon Borrowers' request after such
          -----------------
          reinvestment has occurred, and provided that no Default or Event
                                         --------
          of Default has occurred and is continuing, Agent shall release such Excess Proceeds to Borrowers for reinvestment as described above; provided that such reinvestment has occurred within six
                 --------
          (6) months after such disposition or Borrowers have entered into a binding commitment for such reinvestment within such period and has affected such reinvestment pursuant to such commitment as soon thereafter as reasonably practicable. If any Borrower fails to (x) reinvest such proceeds or (y) enter into a binding commitment for the reinvestment of such proceeds and then reinvest such proceeds, in the case of clause (x) and (y) within the required period, Borrowers hereby authorize and direct Agent to apply such amounts as a prepayment of the Loans as set forth in subsection 1.5(E).
             -----------------

                         (3)  Notwithstanding clause (1) in this subsection
                                                                -----------
          1.5(C), (i) if the Net Proceeds of a casualty loss or
          ------
          condemnation awards exceed $250,000, all such Net Proceeds shall be applied as provided in clause (2) above.

                    (D)       Prepayment from Issuance of Securities.
                              --------------------------------------
          Immediately upon the receipt by Holdings, Borrowers or any of their Subsidiaries of the cash proceeds of the issuance of equity securities (other than (1) proceeds of the issuance of equity securities received on or before the Closing Date, (2) proceeds from the issuance of equity securities to members of the management, directors, officers or employees of, or consultants to, any Loan Party, (3) proceeds of the issuance of equity securities to any Loan Party and (4) proceeds of the issuance of equity securities which shall be used to finance the purchase of any Permitted Acquisition permitted under subsection 3.6(B)),
                                                    -----------------
          Borrowers shall prepay the Loans in an amount equal to such proceeds, net of underwriting discounts and commissions and other costs associated therewith. The payments shall be applied in accordance with subsection 1.5(E).
                          -----------------

                    (E)       Application of Proceeds.  With respect to the
                              -----------------------
          prepayments described in subsections 1.5(A), 1.5(B), 1.5(C) and
                                   --------------------------------------
          1.5(D), such prepayments shall first be applied to repay the
          ------
          Term Loan A, the Term Loan B and the Acquisition Loans pro rata and to the unpaid Scheduled Term Installments of each Term Loan and the unpaid Scheduled Acquisition Installments of the Acquisition Loans pro rata and, any time after the Term Loans and the Acquisition Loans shall have been prepaid in full, such prepayments shall be applied to reduce the outstanding principal balance of the Revolving Loans and as a permanent reduction of the Revolving Loan Commitment. Notwithstanding the foregoing, any Lender holding any portion of Term Loan B may elect, by notice to Agent and Borrower Representative at least one (1) Business Day prior notice to any prepayment of Term Loans required or permitted to be made by Borrowers for the account of such Lender pursuant to this subsection 1.5, to cause all or a
                                       --------------
          portion of such prepayments to be applied instead to repay the Term Loan A, in which case such prepayment shall be applied in payment of Term Loan A pro rata against all remaining Scheduled Installments of Term Loan A, provided that, prior to such
                                       --------
          application of such prepayment amounts, Borrower Representative consents to such application (which consent shall not be unreasonably withheld). Agent shall, to the extent practicable and giving effect to the preceding sentence, apply such mandatory prepayments first against the unpaid principal amount of Base Rate Loans and then against the unpaid principal amount of LIBOR Rate Loans. Agent shall use its best efforts to time the application of such prepayments so as to minimize or avoid any LIBOR Breakage Fee.

                    (F)  Overadvance.  At any time that the Revolving Loans
                         -----------
          exceed the Maximum Revolving Loan Balance (as it may be deemed increased from time to time pursuant to subsection 1(B)(2)),
                                                  ------------------
          Borrowers shall immediately repay the Revolving Loans to the extent necessary to reduce the principal balance to an amount equal to or less than the Maximum Revolving Loan Balance. Such Borrower shall immediately repay the Revolving Loans to eliminate such excess.

                    1.6       Maturity.  All of the Obligations shall
                              --------
          become due and payable as otherwise set forth herein, but in any event, all of the remaining Obligations shall become due and payable on the date set forth in clause (c) of the definition of the term "Expiry Date". Upon such date and following repayment in full of all of the remaining Obligations, this Agreement will terminate. Notwithstanding any such termination, until all Obligations have been fully paid and satisfied (other than the indemnity Obligations hereunder which survive the termination of this Agreement), the Revolving Loan Commitment and the Acquisition Loan Commitment have been terminated and all Lender Letters of Credit and Risk Participation Agreements have been terminated, Agent, for the benefit of Agent and Lenders, shall be entitled to retain the security interests in the Collateral granted under the Security Documents and the ability to exercise all rights and remedies available to them under the Loan Documents and applicable laws.

                    1.7  Loan Accounts.   Agent will maintain loan account
                         -------------
          records for (a) all Loans, interest charges and payments thereof,
          (b) all Risk Participation Liability, (c) the charging and payment of all fees, costs and expenses and (d) all other debits and credits pursuant to this Agreement. The balance in the loan accounts ("Loan Accounts") shall be presumptive evidence of the amounts due and owing to Lenders, provided that any failure by
                                            --------
          Agent to so record shall not limit or affect the Borrowers' obligation to pay. Within five (5) days of the first of each month, Agent shall provide to Borrower Representative a statement for each loan account setting forth the principal of each account and interest due thereon. Borrower Representative must deliver a written objection within sixty (60) days after receipt of the statement or the statement will be presumptive evidence of the Obligations absent manifest error. During the continuance of an Event of Default, Borrowers irrevocably waive the right to direct the application of any and all payments and Borrowers hereby irrevocably agree that Agent shall have the continuing exclusive right to apply and reapply payments in any manner it deems appropriate.

                    1.8       Capital Adequacy and Other Adjustments.  In
                              --------------------------------------
          the event that any Lender shall have determined that the adoption after the date hereof of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by any Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from any central bank or governmental agency or body having jurisdiction does or shall have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Lender or any corporation controlling such Lender and thereby reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder, then Borrowers shall from time to time within fifteen (15) days after notice and demand from such Lender (together with the certificate referred to in the next sentence and with a copy to Agent) pay to Agent, for the account of such Lender, additional amounts sufficient to compensate such Lender for such reduction. A certificate as to the amount of such cost and showing in reasonable detail the basis of the computation of such cost and the allocation to Borrowers of such amount submitted by such Lender to Borrower Representative and Agent shall, absent manifest error, be final, conclusive and binding for all purposes.

                    1.9       Taxes.
                              -----

                    (A)       No Deductions.  Any and all payments or
                              -------------
          reimbursements made hereunder or under the Notes shall be made free and clear of and without deduction for any and all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (all such taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto excluding such taxes imposed on net income, herein "Tax Liabilities"), excluding, however, taxes imposed on the net income of a Lender or Agent. If any Loan Party shall be required by law to deduct any such amounts from or in respect of any sum payable hereunder to any Lender or Agent, then the sum payable hereunder shall be increased as may be necessary so that, after making all required deductions, such Lender or Agent receives an amount equal to the sum it would have received had no such deductions been made.

                    (B)       Changes in Tax Laws.  In the event that,
                              -------------------
          subsequent to the Closing Date, (1) any changes in any existing law, regulation, treaty or directive or in the interpretation or application thereof, (2) any new law, regulation, treaty or directive enacted or any interpretation or application thereof, or (3) compliance by Agent or any Lender with any request or directive (whether or not having the force of law) from any governmental authority, agency or instrumentality:

                              (a)  does or shall subject Agent or any
                         Lender to any tax of any kind whatsoever with respect to this Agreement, the other Loan Documents or any Loans made or Lender Letters of Credit or Risk Participation Agreements issued hereunder, or change the basis of taxation of payments to Agent or such Lender of principal, fees, interest or any other amount payable hereunder (except for net income taxes, or franchise taxes imposed in lieu of net income taxes, imposed generally by federal, state or local taxing authorities with respect to interest or commitment or other fees payable hereunder or changes in the rate of tax on the overall net income of Agent or such Lender); or

                              (b)  does or shall impose on Agent or any
                         Lender any other condition or increased cost in connection with the transactions contemplated hereby or participations herein;

          and the result of any of the foregoing is to increase the cost to Agent or any such Lender of issuing any Lender Letter of Credit or Risk Participation Agreement or making or continuing any Loan hereunder, as the case may be, or to reduce any amount receivable hereunder, then, in any such case, the Loan Parties shall promptly pay to Agent or such Lender, upon its demand, any additional amounts necessary to compensate Agent or such Lender, on an after-tax basis, for such additional cost or reduced amount receivable, as determined by Agent or such Lender with respect to this Agreement or the other Loan Documents. If Agent or such Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify Borrower Representative of the event by reason of which Agent or such Lender has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence and showing in reasonable detail the basis of the computation of such amounts and the allocation to Borrowers of such amounts submitted by Agent or such Lender to Borrower Representative and Agent shall, absent manifest error, be final, conclusive and binding for all purposes.

                    (C)       Foreign Lenders.  Each Lender organized under
                              ---------------
          the laws of a jurisdiction outside the United States (a "Foreign Lender") as to which payments to be made under this Agreement or under the Notes are exempt from United States withholding tax or are subject to United States withholding tax at a reduced rate under an applicable statute or tax treaty shall provide to Borrower Representative and Agent (1) a properly completed and executed Internal Revenue Service Form 4224 or Form 1001 or other applicable form, certificate or document prescribed by the Internal Revenue Service of the United States certifying as to such Foreign Lender's entitlement to such exemption or reduced rate of withholding with respect to payments to be made to such Foreign Lender under this Agreement and under the Notes (a "Certificate of Exemption") or (2) a letter from any such Foreign Lender stating that it is not entitled to any such exemption or reduced rate of withholding (a "Letter of Non-Exemption"). Prior to becoming a Lender under this Agreement and within fifteen (15) days after a reasonable written request of Borrower Representative or Agent from time to time thereafter, each Foreign Lender that becomes a Lender under this Agreement shall provide a Certificate of Exemption or a Letter of Non-Exemption to Borrower Representative and Agent.

               If a Foreign Lender is entitled to an exemption with respect to payments to be made to such Foreign Lender under this Agreement (or to a reduced rate of withholding) and does not provide a Certificate of Exemption to Borrower Representative and Agent within the time periods set forth in the preceding paragraph, Borrowers shall withhold taxes from payments to such Foreign Lender at the applicable statutory rates and Borrowers shall not be required to pay any additional amounts as a result of such withholding, provided that all such withholding shall
                               --------
          cease upon delivery by such Foreign Lender of a Certificate of Exemption to Borrower Representative and Agent.

                    1.10 Optional Prepayment/Replacement of Lenders.
                         ------------------------------------------
          Within fifteen (15) days after receipt by Borrower Representative of written notice and demand from any Lender for payment pursuant to subsection 1.8 or 1.9 or, as provided in subsection 8.3(C), in
             ---------------------                    ----------------
          the case of certain refusals by any Lender to consent to certain proposed amendments, modifications, terminations or waivers with respect to this Agreement that have been approved by Requisite Lenders (any such Lender demanding such payment or refusing to consent an "Affected Lender"), Borrowers may, at their option, notify Agent and such Affected Lender of their intention to do one of the following:

                    (A) Borrowers may obtain, at Borrowers' expense, a replacement Lender ("Replacement Lender") for such Affected Lender, which Replacement Lender shall be reasonably satisfactory to Agent. In the event Borrowers obtain a Replacement Lender that will refinance all outstanding Obligations owed to such Affected Lender and assume its Commitments hereunder within ninety (90) days following notice of Borrowers' intention to do so, the Affected Lender shall sell and assign its Loans and Commitments and all of its rights and delegate all of its obligations under this Agreement to such Replacement Lender in accordance with the provisions of subsection 8.1, provided that
                                            --------------  --------
          Borrowers have reimbursed such Affected Lender for any administrative fee payable pursuant to subsection 8.1 and, in any
                                                 --------------
          case where such replacement occurs as the result of a demand for payment pursuant to subsection 1.8 or 1.9, paid all amounts
                              ---------------------
          required to be paid to such Affected Lender pursuant to subsection 1.8 or 1.9 through the date of such sale and
          ---------------------
          assignment; or

                    (B) Borrowers may prepay in full all outstanding Obligations owed to such Affected Lender and terminate such Affected Lender's Pro Rata Share of the Commitments, in each case the Commitments will be reduced by the amount of such Pro Rata Share. Borrowers shall, within ninety (90) days following notice of its intention to do so, prepay in full all outstanding Obligations owed to such Affected Lender (including, in any case where such replacement occurs as the result of a demand for payment for increased costs, such Affected Lender's increased costs for which it is entitled to reimbursement under this Agreement through the date of such prepayment), and terminate such Affected Lender's Commitments.


                                      SECTION 2

                                AFFIRMATIVE COVENANTS

               Each Loan Party covenants and agrees that so long as any of the Commitments hereunder shall be in effect and until payment in full of all Obligations and termination of all Lender Letters of Credit and Risk Participation Agreements, unless Requisite Lenders shall otherwise give their prior written consent, each Loan Party shall perform and comply with, and shall cause each of the other Loan Parties and each of their respective Subsidiaries to perform and comply with, all covenants in this Section 2 applicable to such Person or Persons.

                    2.1       Compliance With Laws and Contractual
                              ------------------------------------
          Obligations.  Each Loan Party will (a) comply with and will cause
          -----------
          each of their respective Subsidiaries to comply with (i) the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including, without limitation, laws, rules, regulations and orders relating to taxes, employer and employee contributions, securities, employee retirement and welfare benefits, environmental protection matters, ERISA and employee health and safety) as now in effect and which may be imposed in the future in all jurisdictions in which such Loan Party or its Subsidiaries is now doing business or may hereafter be doing business other than those laws, rules, regulations and orders the noncompliance with which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, and (ii) the obligations, covenants and conditions contained in all Contractual Obligations of such Loan Party or its Subsidiaries, as applicable, other than those provisions of such Contractual Obligations (other than the Related Transaction Documents) the noncompliance with which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, and (b) maintain or obtain and will cause each of their respective Subsidiaries to maintain or obtain, all licenses, qualifications and permits now held or hereafter required to be held by such Loan Party and its Subsidiaries, for which the loss, suspension, revocation or failure to obtain or renew could reasonably be expected to have a Material Adverse Effect. Each Loan Party represents and warrants that as of the date hereof, it (i) is in compliance and each of its Subsidiaries is in compliance with the requirements of all applicable laws, rules, regulations and orders of any governmental authority as now in effect other than those laws, rules, regulations and orders the noncompliance with which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, and (ii) maintains and each of its Subsidiaries maintains all licenses, qualifications and permits referred to above.

               "Contractual Obligations," as applied to any Person, means any indenture, mortgage, deed of trust, leasehold mortgage, leasehold deed of trust, lease, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject including, without limitation, the Related Transactions Documents.

                    2.2       Maintenance of Properties; Insurance.  Each

                              ------------------------------------
          Loan Party will maintain or cause to be maintained in good repair, working order and condition (ordinary wear and tear excepted) all material properties used in the business of any Loan Party and its Subsidiaries and will make or cause to be made all appropriate repairs, renewals and replacements thereof. Each Loan Party will maintain or cause to be maintained and will cause each of their respective Subsidiaries to maintain, with financially sound and reputable insurers, public liability, workers compensation, and property damage insurance with respect to its business and properties and the business and properties of its Subsidiaries against loss or damage of the kinds customarily carried or maintained by corporations of established reputation engaged in similar businesses and in amounts reasonably acceptable to Agent and will deliver evidence thereof to Agent, which evidence shall be reasonably satisfactory to Agent. Holdings will maintain for itself and all the other Loan Parties and their respective Subsidiaries business interruption insurance providing coverage for a period of at least six months and in an amount not less than $4,500,000 in the aggregate. Each Loan Party shall cause Agent, pursuant to endorsements and/or assignments in form and substance reasonably satisfactory to Agent, to be named as lender's loss payee in the case of casualty insurance, additional insured in the case of all liability insurance and assignee in the case of all business interruption insurance, in each case for the benefit of Lenders; provided,
                                                              --------
          however, that so long as the Indebtedness under the IDRB
          -------
          Documents is not defeased or otherwise repaid or retired and the IDRB Mortgage is still in effect, such endorsements to and/or assignments of the insurance policies with respect to the operations and properties subject to the IDRB Mortgage shall name Agent, if so permitted by the IDRB Documents, as second loss payee, additional insured or assignee, as applicable. Each Loan Party represents and warrants that it and each of its Subsidiaries currently maintains or causes to be maintained all material properties as set forth above and maintains or causes to be maintained all insurance described above. In the event the Loan Parties fail to provide Agent with evidence of the insurance coverage required by this Agreement, Agent may purchase insurance at Borrowers' expense to protect Agent s interests in the Collateral. This insurance may, but need not, protect Loan Parties' and their respective Subsidiaries' interests. The coverage purchased by Agent may not pay any claim made by a Loan Party or its Subsidiary or any claim that is made against any Loan Party or its Subsidiaries in connection with the Collateral. Borrowers may later cancel any insurance purchased by Agent, but only after providing Agent with evidence, in form and substance reasonably satisfactory to Agent, that the Loan Parties or their respective Subsidiaries have obtained insurance as required by this Agreement. If Agent purchases insurance to protect Agent's interest in the Collateral, Borrowers will be responsible for the costs of that insurance, including interest and other charges reasonably imposed by Agent in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Obligations. The costs of the insurance purchased by Agent may be more than the cost of insurance Borrowers are able to obtain on their own. The Loan Parties shall apply any proceeds received from any policies of insurance relating to any Collateral to the Obligations as set forth in subsection 1.5(C).
                                                        -----------------
          Each Loan Party will, and will cause each of their respective Subsidiaries to, deliver to Agent, within ten (10) Business Days prior to the expiration or termination of any such insurance policy, a certificate of renewal or replacement of such insurance policy, as issued by the applicable insurance company or its duly authorized agent.

                    2.3       Inspection; Lender Meeting.  Upon one (1)
                              --------------------------
          Business Day prior notice to Borrower Representative by the Agent, the Loan Parties shall permit, and hereby authorize, any authorized representatives of Agent to visit and inspect any of the properties of any Loan Party or any of their respective Subsidiaries, including its and their financial and accounting records, and to make copies and take extracts therefrom, and to discuss its and their affairs, finances and business with its and their principal executive officers and certified public accountants, at such reasonable times during normal business hours and as often as may be reasonably requested; provided,
                                                             --------
          however, that no more than four (4) in person visits or
          -------
          inspections shall occur during any twelve (12) month period, unless an Event of Default has occurred and is continuing. Representatives of each Lender will be permitted to accompany representatives of Agent during each visit, inspection and discussion referred to in the immediately preceding sentence. Without in any way limiting the foregoing, the Loan Parties will participate and will cause their key management personnel to participate in a meeting with Agent and Lenders at least once during each year, which meeting shall be held at such time and such place as may be reasonably requested by Agent.

                    2.4       Corporate Existence, Etc.  Except as
                              ------------------------
          otherwise permitted by subsection 3.6, each Loan Party will, and
                                 --------------
          will cause each of their respective Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business.


                    2.5       Further Assurances.
                              ------------------

                    (A) Each Loan Party shall, and shall cause each of their respective Subsidiaries to, from time to time, execute such guaranties, financing statements or continuation statements, documents, security agreements, reports and other documents as Agent or Requisite Lenders at any time may reasonably request to evidence, perfect or otherwise implement the guaranties and security for repayment of the Obligations contemplated by the Loan Documents.

                    (B) At Agent's request, each Loan Party shall cause any newly created Subsidiary of Holdings or a Borrower promptly to become a Borrower and/or Corporate Guarantor hereunder and the other Loan Documents and to grant to Agent, for the benefit of Agent and Lenders, a security interest in the real, personal and mixed property and assets of such Subsidiary to secure the Obligations. The documentation for such guaranty or security or for such Borrower shall be substantially similar to the Loan Documents executed concurrently herewith with such modifications as are reasonably requested by Agent.

                    2.6  Collateral Records.  The Loan Parties shall keep
                         ------------------
          full and accurate books and records relating to the Collateral and shall mark such books to indicate Agent's security interests in the Collateral, for the benefit of Lenders.

                    2.7  Payment of Taxes.  Each Loan Party will, and will
                         ----------------
          cause each of their respective Subsidiaries to, pay and discharge
          (i) all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or property before any penalty accrues thereon and (ii) all claims that, if unpaid, might by law become a Lien upon its property or assets; provided,
                                                                  --------
          however, that no such tax need be paid if such Loan Party or one
          -------
          of its Subsidiaries is contesting same in good faith in a manner which stays enforcement thereof by appropriate proceedings promptly instituted and diligently conducted and if such Loan Party or such Subsidiary has established reserves or other appropriate provisions as shall be required in conformity with GAAP.

                    2.8       Collateral Locations.  Each Loan Party will
                              --------------------
          keep the Collateral at the locations specified on Schedule 2.8,
                                                            ------------
          provided that any Loan Party may move Collateral from a location
          --------
          specified on Schedule 2.8 to another location specified on

          Schedule 2.8.  With respect to any new location not listed on
          ------------
          Schedule 2.8 (which in any event shall be within the continental
          ------------
          United States) or in the event of any transfer of any Collateral from one location listed on Schedule 2.8 to any other location
                                      ------------
          listed on Schedule 2.8, the applicable Loan Party will execute
                    ------------
          such documents and take such actions as Agent deems necessary to perfect and protect the security interests of Agent, on behalf of Lenders, in the Collateral prior to the transfer or removal of any Collateral to such new or other location.

                    2.9  Instruments; Chattel Paper.  Except to the extent
                         --------------------------
          Indebtedness evidenced thereby does not exceed $250,000 outstanding at any time in the aggregate, Loan Parties will deliver and pledge to Agent all notes and instruments (as defined in the UCC) duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Agent. The Loan Parties will mark conspicuously all chattel paper with a legend, in form and substance reasonably satisfactory to Agent, indicating that such chattel paper is subject to the security interest of Agent, for the benefit of itself and Lenders.

                    2.10 Compliance with Environmental Laws.  Each Loan
                         ----------------------------------
          Party will (a) comply, and will cause each other Loan Party and each of their respective Subsidiaries and all lessees and other Persons operating or occupying properties of any Loan Party or any of its Subsidiaries to comply, in all respects, with all applicable Environmental Laws and Environmental Permits other than those Environmental Laws and Environmental Permits the noncompliance with which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; (b) obtain and renew, and will cause each other Loan Party and each of their respective Subsidiaries to obtain and renew, all Environmental Permits necessary for operations and properties of any Loan Party or any of its Subsidiaries, except where the failure to obtain or renew such Environmental Permit or Permits could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; and
          (c) conduct, and will cause each other Loan Party and each of their respective Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any properties of any Loan Party or any of its Subsidiaries, in compliance with the requirements of all Environmental Laws, except where the failure to so conduct could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

                    2.11 Preparation of Reports and Reviews.
                         ----------------------------------

                    (A)  Environmental Reports.  At any time after an Event
                         ---------------------
          of Default or if Holdings is required to make any disclosure pursuant to the Securities Exchange Act of 1934 as a result of any change in the environmental condition of, or relating to any environmental matter with respect to, any property of any Loan Party, Agent shall have the right, upon reasonable prior notice, from time to time in its reasonable discretion, to retain, at Borrowers' expense, an independent professional consultant to prepare environmental site assessment reports for each Loan Party or any of its Subsidiaries and/or to review any report relating to Hazardous Materials prepared by or for such Loan Party or any of its Subsidiaries and, upon a reasonable belief that such Loan Party or any of its Subsidiaries has breached any covenant or representation with respect to environmental matters or that there has been a violation of Environmental Laws by such Loan Party or any of its Subsidiaries, the Agent may conduct its own investigation of such matter at any facility or property currently owned, leased, operated or used by such Loan Party or any of its Subsidiaries. Such Loan Party or any of its Subsidiaries agrees to obtain permission for the Agent's professional consultant to conduct its own investigation of any such matter at any facility or property previously owned, leased, operated or used by such Loan Party of any of its Subsidiaries. Any such investigation of any such facility or property shall be conducted, unless otherwise agreed to by such Loan Party and the Agent, during normal business hours and, to the extent reasonably practicable, shall be conducted so as not to interfere with the ongoing operations at any facility or property or to cause any damage or loss to any facility or property. Each Loan Party and the Agent hereby acknowledge and agree that any report of any investigation conducted at the request of the Agent will be obtained and shall be used by the Agent and Lender Parties for the purpose of internal credit decisions to monitor and police the Loans and/or protect the Agent's and Lender's security interests in the Collateral. Each Loan Party acknowledges and agrees that (i) each Loan Party will indemnify and hold harmless the Agent and each Lender from any costs, losses or liabilities relating to a Loan Party's or its Subsidiaries' use of or reliance on such report and (ii) neither the Agent nor any Lender makes any representation or warranty with respect to such report.

                    (B)  Health and Safety Reviews. At any time after an
                         -------------------------
          Event of Default or if Holdings is required to make any disclosure pursuant to the Securities Exchange Act of 1934 relating to the health or safety of the business or properties of any Loan Party or the compliance or non-compliance with subsection 2.1, Agent shall have the right to engage an
          --------------
          independent consultant to perform an audit and inspection of a Loan Party's or its Subsidiaries premises and operations to perform health and safety inspection and to ensure compliance with subsection 2.1 and the other provisions hereof. The
               --------------
          procedures to be used to perform such investigation and audit shall be reasonably acceptable to the Loan Parties, and the fees and expenses of such consultant shall be paid by the Borrowers. Agent shall provide Borrower Representative with reasonable notice of a time when such inspections are to incur.

                    2.12 Interest Rate Agreement.  Borrowers may enter into
                         -----------------------
          Interest Rate Agreements with counterparties reasonably acceptable to Agent providing for interest rate protection (1) for an aggregate amount equal to the aggregate amount outstanding under the Term Loan A and Term Loan B and (2) with terms and conditions reasonably satisfactory to Agent.

                    "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or similar agreement or arrangement designed to protect Borrowers against fluctuations in interest rates.


                                      SECTION 3

                                  NEGATIVE COVENANTS

                    Each Loan Party covenants and agrees that so long as any of the Commitments is in effect and until payment in full of all Obligations and termination of all Lender Letters of Credit and Risk Participation Agreements, unless Requisite Lenders shall otherwise give their prior written consent, each Loan Party shall perform and comply with, and shall cause each of the other Loan Parties to perform and comply with, all covenants in this Section 3 applicable to such Person.

                    3.1  Indebtedness.  Each Loan Party will not and will

                         ------------
          not permit any of their respective Subsidiaries directly or indirectly to create, incur, assume, guaranty or otherwise become or remain directly or indirectly liable with respect to any Indebtedness (other than pursuant to a Contingent Obligation) except:

                    (A)  the Obligations;

                    (B)  (1)  intercompany Indebtedness among Borrowers;

                         (2) intercompany Indebtedness owing from any Subsidiary of a Borrower to any Borrower;

                         (3) intercompany Indebtedness owing from any Corporate Guarantor (other than Borrowers and Holdings) to any other Corporate Guarantor (other than Borrowers and Holdings); and

                         (4) intercompany Indebtedness owing from Holdings to any Borrower, provided that (x) no Default or Event of Default shall have occurred and be continuing at the time of the incurrence thereof or would result therefrom, (y) all such Indebtedness incurred by Holdings shall not exceed $250,000 outstanding in the aggregate at any time and (z) such Indebtedness shall be incurred by Holdings to permit Holdings to pay expenses incurred in the ordinary course of its business and to make Restricted Junior Payments permitted under subsection
                                                             ----------
          3.5; provided that, with respect to any Indebtedness permitted
          ---  --------
          under clauses (B)(2), (B)(3) and (B)(4) of this subsection 3.1,
                                                          --------------
          such Indebtedness shall: (i) be subordinated in right of payment to the Obligations; (ii) be unsecured; (iii) be evidenced by any promissory note or other instrument, in form and substance satisfactory to Agent and the Requisite Lenders, the sole originally executed counterparts of which shall be pledged and delivered to Agent, for the benefit of Agent and Lenders, as security for the Obligations; and (iv) be on such other terms and conditions reasonably acceptable to Agent and Requisite Lenders.

                    (C) Indebtedness not to exceed $3,000,000 in the aggregate at any time outstanding secured by purchase money Liens or incurred with respect to Capital Leases;

                    (D) Indebtedness existing on the Closing Date and identified on Schedule 5.23; and
                        -------------

                    (E) Indebtedness (other than the Acquisition Loans and the Indebtedness permitted under clause (F) below) incurred by any Borrower or Holdings in connection with Permitted Acquisitions permitted under subsection 3.6(B); provided that (1)
                                       -----------------  --------
          such Indebtedness (i) shall not be incurred to finance the purchase of the Permitted Acquisition, (ii) shall be unsecured and subordinated in right of payment to the Obligations,
          (iii) shall not exceed $250,000 outstanding at any time in the aggregate with respect to any individual Permitted Acquisition and (iv) shall be on terms and conditions reasonably acceptable to Agent, and (2) all such Indebtedness incurred by Borrowers and Holdings shall not exceed $500,000 outstanding in the aggregate with respect to all Permitted Acquisitions at any time; provided,
                                                                  --------
          however, that any such Indebtedness that is incurred for the
          -------
          purpose of (x) earn-outs or (y) hold-backs arising with respect to customary indemnification obligations shall not be subject to clause (1)(iii) of this subsection 3.1(E) and included in the
                                  ----------------
          calculation for purposes of clause (2) of this subsection 3.1(E);
                                                         -----------------
          and

                    (F) Indebtedness (other than Acquisition Loans and Indebtedness permitted under clause (E) above) incurred by any Borrower or Holdings to finance the purchase of a Permitted Acquisition permitted under subsection 3.6(B), provided that
                                                         --------
          (1) such Indebtedness (i) shall be evidenced by a promissory note payable to the seller of Target, (ii) shall be unsecured and subordinated in right of payment to the Obligations, (iii) shall not exceed the lesser of (x) $1,000,000 or (y) twenty percent (20%) of the Acquisition Costs, or such greater amount as may be approved in writing by the Requisite Lenders prior to the incurrence of such Indebtedness, and (iv) shall be on terms and conditions reasonably acceptable to Requisite Lenders, and (2) all such Indebtedness incurred by Borrowers and Holdings shall not exceed $3,000,000 (or such greater amount as may be approved in writing by the Requisite Lenders prior to the incurrence of such Indebtedness) outstanding in the aggregate at any time.

                    Except for Indebtedness permitted under clauses (A),
          (B), (C), (D), (E) and (F) of this subsection 3.1, Holdings and
                                             --------------
          Borrowers will not, and will not permit any other Loan Party or any of their respective Subsidiaries to, incur any Liabilities except for trade payables and normal accruals in the ordinary course of business not yet due and payable or with respect to which any Loan Party or any of their respective Subsidiaries is contesting in good faith the amount or validity thereof by appropriate proceedings and then only to the extent such Loan Party or any of their respective Subsidiaries has established adequate reserves therefor, if appropriate under GAAP.

                    3.2  Liens and Related Matters.
                         -------------------------

                    (A)  No Liens.  Each Loan Party will not and will not
                         --------
          permit any of their respective Subsidiaries directly or indirectly to create, incur, assume or permit to exist any Lien on or with respect to any property or asset (including any document or instrument with respect to goods or accounts receivable) of such Loan Party or such Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, except Permitted Encumbrances. "Permitted Encumbrances" means the following:

                    (1) Liens (other than Liens relating to Environmental Claims and ERISA) for taxes, assessments or other governmental charges (x) not yet due and payable or (y) due and payable that are being contested in good faith by appropriate proceedings; provided, that in the case of Liens
                                    --------
               under this clause (y), reserves or other appropriate provisions shall have been established therefor in accordance with GAAP;

                    (2)  statutory Liens of landlords, carriers,
               warehousemen, mechanics, materialmen and other similar liens imposed by law, which are incurred in the ordinary course of business for sums not more than thirty (30) days delinquent or which are being diligently contested in good faith, provided that a reserve or other appropriate provisions shall have been established therefor in accordance with GAAP and the aggregate amount of liabilities secured by such Liens does not exceed $250,000 at any time;

                    (3) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety, stay, customs and appeal bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                    (4) deposits, in an aggregate amount not to exceed $500,000, made in the ordinary course of business to secure liability to insurance carriers;

                    (5)   Liens for purchase money obligations; provided
                                                                --------
               that: (a) the purchase of the asset subject to any such Lien is permitted under subsection 4.1; (b) the Indebtedness
                                       --------------
               secured by any such Lien is permitted under subsection 3.1;
                                                           --------------
               and (c) any such Lien encumbers only the asset so purchased;

                    (6)     any attachment or judgment Lien not
               constituting an Event of Default under subsection 6.1(H);
                                                      -----------------

                    (7) easements, rights of way, restrictions, and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of any Loan Party or any of its Subsidiaries;

                    (8) any interest or title of a lessor or sublessor under any lease permitted by subsection 4.2;
                                            --------------

                    (9) Liens in favor of Agent, for the benefit of Agent and Lenders; and

                    (10) Liens existing on the date hereof and renewals and
               extensions thereof, which Liens are set forth on Schedule
                                                                --------
               3.2(A)(10) hereto.
               ----------

                    (B)  No Negative Pledges.  Each Loan Party will not and
                         -------------------
          will not permit any of their respective Subsidiaries directly or indirectly to enter into or assume any agreement (other than the Loan Documents) prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired.

                    (C)  No Restrictions on Subsidiary Distributions to
                         ----------------------------------------------
          Holdings, any Borrower or any other Loan Party. Except as
          ----------------------------------------------
          provided herein and in the IDRB Documents, each Loan Party will not and will not permit any of their respective Subsidiaries directly or indirectly to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Loan Party or any Subsidiary of such Loan Party to: (1) pay dividends or make any other distribution on any of such Loan Party's (other than Holdings') or such Subsidiary's capital stock owned by any Loan Party or any Subsidiary of any Loan Party; (2) subject to subordination provisions for the benefit of Agent and Lenders, pay any Indebtedness owed to any Loan Party or any Subsidiary of such Loan Party; (3) make loans or advances to any Loan Party or any Subsidiary of such Loan Party; or (4) transfer any of its property or assets to any Loan Party or any Subsidiary of such Loan Party.

                    3.3  Investments; Joint Ventures.  Each Loan Party will
                         ---------------------------
          not and will not permit any of their respective Subsidiaries directly or indirectly to make or own any Investment in any Person except:

                    (A) Each Loan Party and its Subsidiaries may make and own Investments in Cash Equivalents; provided that such Cash
                                               --------
          Equivalents are not subject to set off rights;

                    (B) Each Loan Party may make intercompany loans to the extent permitted under subsection 3.1;
                                 --------------

                    (C) Each Loan Party and its Subsidiaries may make loans and advances to employees for (i) payment of taxes in connection with restricted stock awards and (ii) moving, entertainment, travel and other similar expenses in the ordinary course of business, in the case of clauses (i) and (ii), not to exceed $500,000 in the aggregate at any time outstanding;

                    (D) Permitted Acquisitions to the extent permitted under subsection 3.6(B);
                     -----------------

                    (E) Holdings may make Investments (other than loans or advances to) in any Borrower, any Subsidiary of Borrower, or any Corporate Guarantor;

                    (F) Each Borrower may make Investments in any Borrower or any Subsidiary of Borrower; and

                    (G) Investments existing on the Closing Date and described on Schedule 3.3(G).
                       ---------------

                    "Investment" means (i) any direct or indirect purchase or other acquisition by a Loan Party or any of its Subsidiaries of any beneficial interest in, including stock, partnership interest or other equity securities of, or ownership interest in, any other Person; and (ii) any direct or indirect loan, advance or capital contribution (other than trade credit extended on usual and customary terms in the ordinary course of business) by a Loan Party or any of its Subsidiaries to any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any
                     ----
          adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

                    "Cash Equivalents" means: (i) marketable direct obligations issued or unconditionally guarantied by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one (1) year from the date of acquisition thereof; (ii) commercial paper maturing no more than one (1) year from the date issued and, at the time of acquisition, having a rating of at least A-1 from Standard & Poor's Corporation or at least P-1 from Moody's Investors Service, Inc.; (iii) certifi-cates of deposit or bankers' acceptances maturing within one (1) year from the date of issuance thereof issued by, or overnight reverse repurchase agreements from, any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $500,000,000; (iv) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks having membership in the Federal Deposit Insurance Corporation in amounts not exceeding the lesser of $100,000 or the maximum amount of insurance applicable to the aggregate amount of a Loan Party's deposits at such institution; and (v) deposits or investments in mutual or similar funds offered or sponsored by brokerage or other companies having membership in the Securities Investor Protection Corporation in amounts not exceeding the lesser of $100,000 or the maximum amount of insurance applicable to the aggregate amount of a Loan Party's deposits at such institution. Notwithstanding the foregoing definition, with respect to any Cash Equivalents obtained and deposited with the Trustee (as defined in the IDRB Documents) for purposes of the IDRB Payment, the maturity of such Cash Equivalents may exceed one year.

                    3.4  Contingent Obligations.  Each Loan Party will not
                         ----------------------
          and will not permit any of their respective Subsidiaries directly or indirectly to create or become or be liable with respect to any Contingent Obligation, except:

                    (A)  Risk Participation Liability;

                    (B) those resulting from Interest Rate Agreements entered into by Borrowers pursuant to subsection 2.12;
                                                ---------------
                    (C) those resulting from endorsement of negotiable instruments for collection in the ordinary course of business;

                    (D) those existing on the Closing Date and described in Schedule 3.4 annexed hereto;
             ------------

                    (E) those arising under indemnity agreements to title insurers to cause such title insurers to issue to Agent mortgagee title insurance policies;

                    (F)  those arising with respect to customary
          indemnification obligations incurred in connection with Asset Dispositions;

                    (G) those incurred in the ordinary course of business with respect to surety and appeal bonds, performance and return-of-money bonds and other similar obligations not exceeding at any time outstanding $250,000 in aggregate liability;

                    (H) those incurred with respect to Indebtedness permitted by subsection 3.1;
                       --------------

                    (I) those not expressly permitted by clauses (A) through (H) above, so long as any such other Contingent
          Obligations, in the aggregate at any time outstanding, do not exceed $100,000; and

                    (J) earn-outs incurred in connection with any Permitted Acquisition.

                    "Contingent Obligations", as applied to any Person, means any direct or indirect liability of that Person: (i) with respect to any indebtedness, lease, dividend or other obligation of another Person if the purpose or intent of the Person incurring such liability, or the effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (iii) under any foreign exchange contract, currency swap agreement, interest rate swap agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates; (iv) to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement; or
          (v) pursuant to any agreement to purchase, repurchase or otherwise acquire any obligation or any property constituting security therefor, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if not a fixed and determined amount, the maximum amount so guaranteed.

                    3.5  Restricted Junior Payments.  Each Loan Party will
                         --------------------------
          not and will not permit any of their respective Subsidiaries directly or indirectly to declare, order, pay, make or set apart any sum for any Restricted Junior Payment, except that, so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom: a Borrower, any Subsidiary of a Borrower or any Subsidiary of Holdings may make Restricted Junior Payments with respect to its common stock to the extent necessary (i) to permit Borrowers to pay the Obligations, (ii) to permit Holdings to make payments in cash directly related to compliance by it with laws and regulations applicable to it by virtue of its status as a publicly-held corporation, and (iii) to permit any Borrower to pay expenses incurred in the ordinary course of business.

                    "Restricted Junior Payment" means: (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock or other equity security of, or ownership interest in, Holdings, any Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (ii) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock or other equity security of, or ownership interest in, Holdings, any Borrower or any of its Subsidiaries now or hereafter outstanding; (iii) any payment or prepayment of interest on, principal of, premium, if any, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Indebtedness subordinated to the Obligations; and (iv) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock or other equity security of, or ownership interest in, any Borrower or any of its Subsidiaries now or hereafter outstanding.

                    3.6  Restriction on Fundamental Changes.  (A) Each Loan
                         ----------------------------------
          Party will not and will not permit any of their respective Subsidiaries directly or indirectly to: (i) amend, modify or waive any term or provision of its organizational documents, including, without limitation, its articles of incorporation, certificates of designations pertaining to preferred stock, by-laws, partnership agreement or members agreement unless required by law or such Loan Party obtained the prior written consent of Agent; provided, however, that Holdings may amend, modify or
                 --------  -------
          waive any term or provision of its organizational documents without the prior consent of Agent, provided that such amendment,
                                              --------
          modification or waiver could not reasonably be expected to have a Material Adverse Effect; (ii) enter into any transaction of merger or consolidation; (iii) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); provided,
                                                             --------
          however, that upon not less than five (5) Business Days prior
          -------
          written notice to Agent, (1) any Borrower may merge or consolidate with and into, or liquidate, wind-up or dissolve into, any other Borrower; (2) any Corporate Guarantor (other than Holdings) may merge or consolidate with and into, or liquidate, wind-up or dissolve into, any Borrower, provided such Borrower is
                                                  --------
          the surviving entity; (3) any Corporate Guarantor (other than Borrowers and Holdings) that is a Subsidiary of a Borrower may merge or consolidate with and into, or liquidate, wind-up or dissolve into, any other Corporate Guarantor (other than Borrowers and Holdings) that is a Subsidiary of such Borrower;
          (4) LAC may merge or consolidate with and into, or liquidate, wind-up or dissolve into, Holdings, provided Holdings is the
                                              --------
          surviving entity; and (5) Lund FSC and Lund International FSC may merge with and into, or liquidate, wind-up or dissolve into, any Loan Party, provided such Loan Party is the surviving entity.
                      --------

                    (B) Each Loan Party will not and will not permit any of their respective Subsidiaries directly or indirectly to acquire by purchase or otherwise, all or any substantial part of the business or assets of, or stock or other evidence of beneficial ownership of, any Person; provided, however, that so
                                               --------  -------
          long as no Default or Event of Default has occurred and is continuing before and after giving effect thereto, any Borrower (or Holdings, so long as contemporaneously therewith, all assets so acquired are transferred to one or more Borrowers) may acquire by purchase or otherwise, all or any substantial part of the business or assets of, or stock or other evidence of beneficial ownership of, any Person (in each case, a "Permitted Acquisition"); provided, further that each Permitted Acquisition
                         --------  -------
          shall be subject to the satisfaction of each of the following conditions precedent:

                         (1)  Agent shall receive not less than fifteen
                    (15) Business Days' prior written notice of such proposed Permitted Acquisition, which notice shall include a reasonably detailed description of such proposed Permitted Acquisition, together with a copy of the most recent draft (and subsequent thereto any redlined drafts and, when completed, a final copy) of
                    (x) the asset or stock purchase agreement, as the case may be, covering such Permitted Acquisition with respect to each Permitted Acquisition, the "Purchase Agreement") and (y) all other material agreements, documents or instruments to be executed and/or delivered by any Loan Party or any of its Subsidiaries or any other Person pursuant thereto or in connection therewith (with respect to each Permitted Acquisition and, together with the Purchase Agreement with respect to such Permitted Acquisition, the "Permitted Acquisition Documents"), in each case certified as true and accurate by the chief executive officer of Holdings and Borrowers, and the Purchase Agreement and such other Permitted Acquisition Documents shall be in form reasonably satisfactory to Agent in all respects;

                         (2) such Permitted Acquisition shall only be of those assets and properties and/or stock of a Target engaged in substantially the same or similar line of business, or utilizing substantially the same or similar distribution channels, in each case as any Borrower or its Subsidiaries as of the Closing Date, and which assets and properties are located solely in the United States, and which business or Target would not subject Agent or any Lender to regulatory or third party approvals in connection with the exercise of its rights and remedies under this Agreement or any other Loan Documents (other than such regulatory or third party approvals to which Agent or any Lenders are subject in connection with the exercise of such rights and remedies as of the Closing Date and still in effect);

                         (3)  such Permitted Acquisition shall be
                    consensual and shall have been approved by the Target's board of directors (or, if other than a corporation, the equivalent governing body);

                         (4) the business, properties and assets and/or stock of the Target acquired in such Permitted Acquisition shall be acquired free and clear of all Liens (other than Permitted Encumbrances);

                         (5) no Indebtedness, Contingent Obligations or other liabilities shall be incurred or assumed in connection with such Permitted Acquisition, except (x) the Acquisition Loan advances, (y) ordinary course trade payables, accrued expenses and Indebtedness of Target assumed in connection therewith to the extent permitted to be incurred by Borrowers pursuant to subsection 3.1 and (z) Indebtedness incurred in
                    --------------
                    connection therewith to the extent permitted to be incurred by a Borrower or Holdings, as the case may be, pursuant to subsection 3.1;
                                --------------

                         (6) on or prior to the date thereof, Agent will be granted a first and prior perfected security interest (subject to Permitted Encumbrances) in all assets and properties and/or stock being acquired pursuant to such Permitted Acquisition, and Holdings and Borrowers and their respective Subsidiaries shall have executed such documents and taken such actions as may be reasonably required by Agent in connection therewith;

                         (7) Holdings and Borrowers shall have delivered to Agent, in form and substance reasonably satisfactory to Agent:

                              (i)  pro forma balance sheets of Holdings,
                         Borrowers and their respective Subsidiaries (the "Acquisition Pro Forma") (except that notes to the Acquisition Pro Forma need not be provided) on a consolidated basis, based on financial data as of the most recent Fiscal Quarter, which shall accurately and fairly represent in all material respects the assets, liabilities, financial condition and results of operations of Holdings, Borrowers and their respective Subsidiaries in accordance with GAAP consistently applied, but taking into account such Permitted Acquisition and the funding of all Acquisition Loans in connection therewith;

                              (ii) updated versions of the most recently
                         delivered projections covering the one (1) year period commencing on the date of such Permitted Acquisition and otherwise prepared in accordance with subsections 5.5 (the "Acquisition
                              ---------------
                         Projections") and based upon historical financial data of the most recent Fiscal Quarter, taking into account such Permitted Acquisition; provided,
                                                                  --------
                         that Acquisition Projections for any Permitted Acquisition for which the total consideration therefor does not exceed $1,000,000 may be limited to projected revenues and EBITDA for such one year period; and

                              (iii)     a certificate of the chief
                         financial officer of Holdings and each Borrower to the effect that: (I) each Borrower (after taking into consideration all rights of contribution and indemnity such Borrower has against Holdings and each other Subsidiary of Holdings) will be solvent (as represented by Borrowers in subsection 5.9)
                                                         --------------
                         upon the consummation of the transaction contemplated by the Permitted Acquisition; (II) the Acquisition Pro Forma fairly presents in all material respects the financial condition of Holdings and Borrowers (on a consolidated basis) as of the date hereof after giving effect to the transactions contemplated by such Permitted Acquisition; (III) the Acquisition Projections are good faith estimates, based on assumptions believed at the date of such certificate in good faith to be reasonable, of the future financial performance of Holdings, Borrowers and their respective Subsidiaries subsequent to the date thereof based upon the historical performance and the projected future financial performance of Holdings, Borrowers and their respective Subsidiaries; and (IV) Holdings and Borrowers have completed their due diligence investigation with respect to the Target and such Permitted Acquisition, which investigation was conducted in a manner similar to that which would have been conducted by a prudent purchaser of a comparable business and the results of which investigation were acceptable to Holdings and Borrowers;

                         (8) Agent shall have received evidence reasonably satisfactory to it (including, without limitation, all investigations, reviews or reports prepared by or on behalf of any Borrower or Holdings with respect to Target) that the representations, warranties and conditions of the respective parties to the applicable Purchase Agreement or Permitted Acquisition Documents are true and correct in all material respects in the case of representations and warranties (to the best knowledge of Holdings and Borrowers after due inquiry with respect to such representations and warranties made by Target), and satisfied in all material respects in the case of conditions (to the best knowledge of Holdings and Borrowers after due inquiry with respect to such conditions of Target), except for any such representations, warranties or conditions that have been waived by the Loan Parties with the Agent's prior written consent, which consent shall not be unreasonably withheld. Insofar as Agent deems reasonably necessary and material, it may request such additional investigations, reviews, or reports with respect to such representations, warranties and conditions to confirm that such representations and warranties are true and correct and such conditions have been satisfied;

                         (9) Agent shall have received evidence reasonably satisfactory to Agent that (i) the respective provisions of Article Six of the Uniform Commercial Code or any similar statute in effect in all applicable jurisdictions (the "Applicable Bulk Transfer Laws") do not apply to such Permitted Acquisition or (b) Agent and Lenders shall be indemnified by a Person and pursuant to an agreement in form and substance satisfactory to Agent for any failure by any Person to comply with such Applicable Bulk Transfer Laws;

                         (10) Agent shall have received, all collateral and
                    security documents, opinions, resolutions,
                    certificates, lien search results and other agreements, documents and instruments reasonably requested by Agent to evidence compliance with the foregoing provisions of this subsection 3.6(B);
                         -----------------

                         (11) the total Acquisition Costs payable in
                    connection with such Permitted Acquisition shall not exceed $5,000,000, and the sum of all Acquisition Costs payable in connection with all Permitted Acquisitions shall not exceed $7,500,000 in the aggregate in any given Fiscal Year; and

                         (12) As of the date ("Test Date") immediately preceding the date on which the Permitted Acquisition is consummated, the ratio of Acquisition Total Indebtedness (calculated as of the Cut-Off Date) to Acquisition EBITDA (calculated for the rolling twelve month period (or such shorter period as indicated in
                    Exhibit 3.6(B)(12)) ending on the Cut-Off Date), after
                    ------------------
                    giving pro forma effect to both Acquisition Total Indebtedness and Acquisition EBITDA for the Permitted Acquisition, shall not exceed the ratio set forth below for the period in which the Test Date occurs.

                    "Cut-Off Date" means the last day of the most recent month preceding the month in which the Permitted Acquisition is consummated for which recent month Borrowers or Holdings has delivered to Agent the corresponding financial statements.

                    Period                                  Maximum Ratio
                    ------                                  -------------

          Closing Date through December 31, 1998               4.00 to 1.0
          January 1,1999 through March 31, 1999                3.75 to 1.0
          April 1, 1999 through June 30, 1999                  3.50 to 1.0
          July 1, 1999 through September 30, 1999              3.50 to 1.0
          October 1, 1999 through December 31, 1999            3.25 to 1.0
          January 1, 2000 through March 31, 2000               3.25 to 1.0
          April 1, 2000 through June 30, 2000                  3.00 to 1.0
          July 1, 2000 through September 30, 2000              3.00 to 1.0
          October 1, 2000 through December 31, 2000            2.75 to 1.0

               For purposes of this clause (12), "Acquisition Total Indebtedness" and "Acquisition EBITDA" will be calculated as illustrated on Exhibit 3.6(B)(12).
                         ------------------

                    (C) If Holdings or a Borrower purchases stock or other evidence of beneficial ownership of Target (to the extent permitted under clause (B) of this subsection 3.6), Holdings or
                                             ---------------
          Borrower, as the case may be, shall cause the merger of such Target with and into any Borrower to be consummated as soon as reasonably practicable after such purchase (with such Borrower as the surviving entity).

                    (D) Should Borrower Representative request Agent's and Requisite Lenders consent to an acquisition which would not otherwise qualify as a Permitted Acquisition, Agent agrees to use its best efforts to communicate its and such Requisite Lenders' response to Borrower Representative in a reasonably prompt manner, it being understood that Agent and the Requisite Lenders' shall have no obligation to consent to any such acquisition and no failure or delay on the part of Agent in the delivery of such response shall be construed to be a consent to such acquisition.

                    3.7  Disposal of Assets or Subsidiary Stock.  Each Loan
                         --------------------------------------
          Party will not and will not permit any of their respective Subsidiaries directly or indirectly to: convey, sell, lease, sublease, transfer or otherwise dispose of, or grant any Person an option to acquire, in one transaction or a series of transactions, any of its property, business or assets, or the capital stock of or other equity interests in any of its Subsidiaries, whether now owned or hereafter acquired, except for:

                              (a) bona fide sales of inventory to customers
                         for fair value in the ordinary course of business and dispositions of obsolete equipment not used or useful in the business;

                              (b) the sale or disposition of the Indianola
                         Property and the Corydon Property; and

                              (c) Asset Dispositions if all of the
                         following conditions are met: (i) the market value of assets sold or otherwise disposed of in any single transaction or series of related transactions does not exceed $250,000 and the aggregate market value of assets sold or otherwise disposed of in any Fiscal Year does not exceed $500,000; (ii) the consideration received is at least equal to the fair market value of such assets; (iii) the consideration received is either cash and/or a promissory note; (iv) the Net Proceeds of such Asset Disposition are applied as required by subsection 1.5(C); (v) after giving
                                     -----------------
                         effect to the Asset Disposition and the repayment of Obligations with such Net Proceeds thereof, the Loan Parties and their respective Subsidiaries are in compliance on a pro forma basis with the covenants set forth in Section 4 recomputed for
                                                ---------
                         the most recently ended Fiscal Quarter for which information is available and is in compliance with all other terms and conditions contained in this Agreement and the other Loan Documents; and (vi) no Default or Event of Default then exists or shall result from such Asset Disposition; provided, however, that such promissory note shall
                         --------  -------
                         be in form and substance reasonably satisfactory to Agent and the Requisite Lenders, the sole originally executed counterparty or counterparties, as the case may be, of which shall be endorsed, pledged and delivered to Agent, for the benefit of Lenders, as security for the Obligations. Any Net Proceeds (including, without limitation, payments received by a Loan Party under a promissory note referred to in clause
                         (iii) of this clause (c)) shall be applied as required by subsection 1.5(C); and
                                     -----------------

                              (d)  the conveyance, sale, transfer or
                         disposition of its property, business or assets (including the capital stock of any of its Subsidiaries): (i) from any Borrower to any other Borrower; (ii) from any Subsidiary of a Borrower to any Borrower; (iii) from any Corporate Guarantor (other than Holdings and Borrowers) to any other Corporate Guarantor (other than Holdings); and, (iv) with respect to only the capital stock of any Subsidiary of Holdings, from Holdings to any Borrower; provided that, in the
                                                   --------
                         case of clauses (i) through (iv), the applicable Loan Party shall execute and deliver, or cause to be executed or delivered, to Agent such documents and take, or cause to be taken, such actions as Agent deems reasonably necessary to perfect and protect the security interests of Agent, on behalf of Lenders, in the Collateral prior to any such conveyance, sale, transfer, or disposition to such other Loan Party.

                    3.8  Transactions with Affiliates.  Each Loan Party
                         ----------------------------
          will not and will not permit any of their respective Subsidiaries directly or indirectly to enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any management, consulting, investment banking, advisory or other similar services) with any Affiliate or with any director, officer or employee of any Loan Party, except:

                              (a)  as set forth on Schedule 3.8;
                                                   ------------

                              (b)  transactions in the ordinary course of
                         and pursuant to the reasonable requirements of the business of a Loan Party or any of its Subsidiaries and upon fair and reasonable terms which are fully disclosed to Agent and are no less favorable to such Loan Party or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person that is not an Affiliate;

                              (c) payment of director s fees not to exceed $100,000 in the aggregate for any Fiscal Year, provided that this clause (c) shall not limit the
                         --------
                         issuance of stock options, warrants or other similar rights to directors;

                              (d)  as permitted under clause (d) of
                         subsection 3.7;
                         --------------

                              (e)   LII may make payments in cash to Old
                         World pursuant to and in accordance with the terms of the Consulting Agreement; and

                              (f) any Loan Party (other than Holdings) may make payments in cash in respect of Management Fees to Holdings, provided such Management Fees are reasonably satisfactory to Agent.

          Notwithstanding the foregoing, unless otherwise approved by Requisite Lenders, no payments may be made with respect to any items set forth on Schedule 3.8 after the occurrence and during
                             ------------
          the continuation of a Default or Event of Default.

                    3.9  Conduct of Business.  Each Borrower will not and
                         -------------------
          will not permit any of their respective Subsidiaries directly or indirectly to engage in any business other than businesses of the type described on Schedule 3.9. Holdings will not permit any of
                            ------------
          its Subsidiaries to directly or indirectly engage in any business other than businesses of the type described in Schedule 3.9.
                                                         ------------
          Holdings shall not engage in any type of business activity other than (i) ownership of its Subsidiaries' capital stock, (ii) activities incidental to the maintenance of is corporate existence and (iii) the management and general corporate administration of each Loan Party and Lund FSC.

                    3.10 Changes Relating to Subordinated Indebtedness.
                         ---------------------------------------------
          Each Loan Party will not and will not permit any of their respective Subsidiaries directly or indirectly to change or amend the terms of any of its Indebtedness of its subordinated in right of payment to the Obligations if the effect of such amendment is to: (a) increase the interest rate on such Indebtedness; (b) change the dates upon which payments of principal or interest are due on such Indebtedness; (c) change any event of default or add or make more restrictive any covenant with respect to such Indebtedness; (d) change the prepayment provisions of such Indebtedness; (e) change the subordination provisions thereof (or the subordination terms of any guaranty thereof); or (f) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights on the holder of such Indebtedness in a manner adverse to a Loan Party, any of its Subsidiaries or Lenders.

                    3.11 Fiscal Year.  None of the Loan Parties nor any of
                         -----------
          their respective Subsidiaries shall change its Fiscal Year.

                    3.12 Press Release; Public Offering Materials.  Each
                         ----------------------------------------
          Loan Party will not and will not permit any of their respective Subsidiaries to disclose the name of Agent or any Lender in any press release or in any prospectus, proxy statement or other materials filed with any governmental entity relating to a public offering of the capital stock of any Loan Party or its Subsidiaries, unless required by any rule or regulation of the SEC or any comment of the staff thereof or without the prior written consent of the Agent (which consent will not be unreasonably withheld).

                    3.13 Subsidiaries.  Each Loan Party will not and will
                         ------------
          not permit any of their respective Subsidiaries directly or indirectly to establish, create or acquire any new Subsidiary, except to the extent permitted by subsection 3.6(B).
                                            -----------------

                    3.14 Bank Accounts.  Each Loan Party will not and will
                         -------------
          not permit any of their respective Subsidiaries to establish any new bank accounts without prior written notice to Agent and unless Agent and the bank at which the account is to be opened enter into an agreement in form and substance reasonably satisfactory to Agent regarding such bank account.

                    3.15 Environmental Liabilities.  Each Loan Party will
                         -------------------------
          not and will not permit any of their respective Subsidiaries to:
          (a) violate any applicable Environmental Law; (b) dispose of any Hazardous Materials (except in accordance with applicable law) into or onto or from, any real property owned, leased or operated by any Loan Party; or (c) permit any Lien imposed pursuant to any Environmental Law to be imposed or to remain on any real property owned, leased or operated by any Loan Party, if any such event or circumstance could reasonably be expected to have a Material Adverse Effect.

                    3.16 Tax Consolidations.  Each Loan Party will not and
                         ------------------
          will not permit any of their respective Subsidiaries to file or consent to the filing of any consolidated income tax return with any Person other than Holdings, Borrowers or any of their respective Subsidiaries; provided that in the event Borrowers or
                                   --------
          their Subsidiaries files a return with Holdings, such Borrowers' or their Subsidiaries' contribution in the aggregate with respect to taxes as a result of the filing of such consolidated return shall not be greater, nor the receipt of tax benefits in the aggregate less, than they would have been had such Borrowers or Subsidiaries not filed a consolidated return with Holdings.


                                      SECTION 4

                            FINANCIAL COVENANTS/REPORTING

                    Each Loan Party covenants and agrees that so long as any of the Commitments remain in effect and until payment in full of all Obligations and termination of all Lender Letters of Credit and Risk Participation Agreements, unless Requisite Lenders shall otherwise give their prior written consent, each Loan Party shall perform and comply with, and shall cause each of the other Loan Parties to perform and comply with, all covenants in this Section 4 applicable to such Person.
                  ---------

                    4.1  Capital Expenditure Limits.  The aggregate amount
                         --------------------------
          of all Capital Expenditures of Holdings and Borrowers and their respective Subsidiaries will not exceed the following amounts ("Capex Limit") during the following periods:

                                                     Maximum Amount
                    Period                        of Capital Expenditures
                    ------                        -----------------------

          From January 1, 1998 through December 31, 1998    $6,000,000
          From January 1, 1999 through December 31, 1999    $6,000,000
          Each Fiscal Year thereafter                       $4,000,000

          provided, however, that if Holdings or a Borrower consummates any
          --------  -------
          Permitted Acquisition during any Fiscal Year, the Capex Limit for such Fiscal Year shall increase on a pro rata basis upon consummation thereof by the "Capex Acquisition Increment" (as defined below), if any, with respect to such Permitted Acquisition. For purposes of this subsection 4.1, "Capex
                                             --------------
          Acquisition Increment" shall mean, with respect to any Permitted Acquisition, an amount equal to twenty percent (20%) of EBITDA (determined on a pro forma basis) for the most recent twelve (12) month period of the Person or Persons acquired in connection with such Permitted Acquisition.

                    Notwithstanding the foregoing, in the event the Loan Parties and their respective
          Subsidiaries do not expend the entire Capex Limit permitted in any Fiscal Year, the Loan Parties and their respective Subsidiaries may carry forward to the immediately succeeding Fiscal Year the unutilized portion of the Capex Limit, provided
                                                                 --------
          that the amount so carried forward shall not exceed 50% of the Capex Limit for such immediately succeeding Fiscal Year. All Capital Expenditures made by Loan Parties and their respective Subsidiaries shall first be applied to reduce the applicable Capex Limit for such Fiscal Year and then to reduce the amount, if any, carried forward from the previous Fiscal Year.

          "Capital Expenditures" will be calculated as illustrated on
          Exhibit 4.7(D).
          -------------

                    4.2  Lease Limits.  Each Loan Party will not and will
                         ------------
          not permit any of their respective Subsidiaries directly or indirectly to become or remain liable in any way, whether directly or by assignment or as a guarantor or other surety, for the obligations of the lessee under any operating lease (other than intercompany leases between a Borrowers and its Subsidiary), if the aggregate amount of all rents paid by the Loan Parties and their respective Subsidiaries under all such leases would exceed $1,500,000 in any Fiscal Year.

                    4.3  EBITDA.  Holdings and  Borrowers shall not permit
                         ------
          EBITDA for the four Fiscal Quarters (or such shorter period as indicated below) ending on the last day of any Fiscal Quarter ending during the periods set forth below to be less than the amount set forth below for such period.

                                                       Minimum
                    Period                             Amount
                    ------                             --------

          Fiscal Quarter Ending on March 31, 1998      $2,500,000

          For the Six Months Ending on June 30, 1998   $6,000,000

          For the Nine Months Ending on                $10,500,000
          September 30, 1998

          For the Twelve Months Ending on              $16,000,000
          December 31, 1998

          FOR THE FOUR FISCAL QUARTERS ENDING:

               March 31, 1999                          $16,000,000

               June 30, 1999                           $16,750,000

               September 30, 1999                      $16,750,000

               December 31, 1999                       $17,500,000

               March 31, 2000                          $17,500,000

               June 30, 2000                           $18,750,000

               September 30, 2000                      $18,750,000

               December 31, 2000                       $20,000,000

               March 31, 2001                          $20,000,000

               June 30, 2001                           $21,125,000

               September 30, 2001                      $21,125,000

               December 31, 2001                       $22,500,000

               March 31, 2002                          $22,500,000

               June 30, 2002                           $22,500,000

               September 30, 2002                      $22,500,000

               December 31, 2002                       $22,500,000

               March 31, 2003                          $22,500,000

               June 30, 2003                           $22,500,000

               September 30, 2003                      $22,500,000

               December 31, 2003                       $22,500,000

               March 31, 2004                          $22,500,000

               June 30, 2004                           $22,500,000

               September 30, 2004                      $22,500,000

               December 31, 2004                       $22,500,000

          "EBITDA" will be calculated as illustrated on Exhibit 4.7(D).
                                                        --------------

                    4.4  Fixed Charge Coverage.  Holdings and Borrowers
                         ---------------------
          shall not permit Fixed Charge Coverage for the four Fiscal Quarters (or such shorter period as indicated below) ending on the last day of any Fiscal Quarter ending during the periods set forth below to be less than the ratio set forth below for such period.

                                                               Minimum
                    Period                                     Ratio
                    ------                                     ----------

          For the Six Months Ending on June 30, 1998           1.100 to 1.0

          For the Nine Months Ending on September 30, 1998     1.100 to 1.0

          For the Twelve Months Ending on December 31, 1998    1.100 to 1.0

          FOR THE FOUR FISCAL QUARTERS ENDING:

               March 31, 1999                                  1.100 to 1.0

               June 30, 1999                                   1.125 to 1.0

               September 30, 1999                              1.125 to 1.0

               December 31, 1999                               1.150 to 1.0

               March 31, 2000                                  1.150 to 1.0

               June 30, 2000                                   1.150 to 1.0

               September 30, 2000                              1.150 to 1.0

               December 31, 2000                               1.150 to 1.0

               March 31, 2001                                  1.150 to 1.0

               June 30, 2001                                   1.150 to 1.0

               September 30, 2001                              1.150 to 1.0

               December 31, 2001                               1.150 to 1.0

               March 31, 2002                                  1.150 to 1.0

               June 30, 2002                                   1.150 to 1.0

               September 30, 2002                              1.150 to 1.0

               December 31, 2002                               1.150 to 1.0

               March 31, 2003                                  1.150 to 1.0

               June 30, 2003                                   1.150 to 1.0

               September 30, 2003                              1.150 to 1.0

               December 31, 2003                               1.150 to 1.0

               March 31, 2004                                  1.150 to 1.0

               June 30, 2004                                   1.150 to 1.0

               September 30, 2004                              1.150 to 1.0

               December 31, 2004                               1.150 to 1.0

          "Fixed Charge Coverage" will be calculated as illustrated on
          Exhibit 4.7(D).
          -------------

                    4.5  Total Interest Coverage.  Holdings and Borrowers
                         -----------------------
          shall not permit Total Interest Coverage for the four Fiscal Quarters (or such shorter period as indicated below) ending on the last day of any Fiscal Quarter ending during the periods set forth below to be less than the ratio set forth below for such period.

                                                               Minimum
                         Period                                Ratio
                         ------                                ----------

          For the Six Months Ending on June 30, 1998           2.250 to 1.0

          For the Nine Months Ending on September 30, 1998     2.250 to 1.0

          For the Twelve Months Ending on December 31, 1998    2.250 to 1.0

          FOR THE FOUR FISCAL QUARTERS ENDING:

               March 31, 1999                                  2.250 to 1.0

               June 30, 1999                                   2.375 to 1.0

               September 30, 1999                              2.375 to 1.0

               December 31, 1999                               2.500 to 1.0

               March 31, 2000                                  2.500 to 1.0

               June 30, 2000                                   2.500 to 1.0

               September 30, 2000                              2.500 to 1.0

               December 31, 2000                               2.500 to 1.0

               March 31, 2001                                  2.500 to 1.0

               June 30, 2001                                   2.750 to 1.0

               September 30, 2001                              2.750 to 1.0

               December 31, 2001                               3.000 to 1.0

               March 31, 2002                                  3.000 to 1.0

               June 30, 2002                                   3.000 to 1.0

               September 30, 2002                              3.000 to 1.0

               December 31, 2002                               3.000 to 1.0

               March 31, 2003                                  3.000 to 1.0

               June 30, 2003                                   3.000 to 1.0

               September 30, 2003                              3.000 to 1.0

               December 31, 2003                               3.000 to 1.0

               March 31, 2004                                  3.000 to 1.0

               June 30, 2004                                   3.000 to 1.0

               September 30, 2004                              3.000 to 1.0

               December 31, 2004                               3.000 to 1.0

          "Total Interest Coverage" will be calculated as illustrated on
          Exhibit 4.7(D).
          --------------

                    4.6  Total Indebtedness to Pro Forma EBITDA Ratio.
                         --------------------------------------------
          Holdings and Borrowers shall not permit the ratio of Total Indebtedness (calculated as of the last day of any Fiscal Quarter ending during the periods set forth below) to Pro Forma EBITDA (calculated for the four Fiscal Quarters ending the last day of any Fiscal Quarter ending during the periods set forth below) to be greater than the ratio set forth below for such period.

                                                               Maximum
                         Period                                Ratio
                         ------                                ----------

          FOR THE FOUR FISCAL QUARTERS ENDING:

               December 31, 1998                               4.000 to 1.0

               March 31, 1999                                  4.000 to 1.0

               June 30, 1999                                   3.750 to 1.0

               September 30, 1999                              3.750 to 1.0

               December 31, 1999                               3.500 to 1.0

               March 31, 2000                                  3.500 to 1.0

               June 30, 2000                                   3.250 to 1.0

               September 30, 2000                              3.250 to 1.0

               December 31, 2000                               3.000 to 1.0

               March 31, 2001                                  3.000 to 1.0

               June 30, 2001                                   2.750 to 1.0

               September 30, 2001                              2.750 to 1.0

               December 31, 2001                               2.500 to 1.0

               March 31, 2002                                  2.500 to 1.0

               June 30, 2002                                   2.250 to 1.0

               September 30, 2002                              2.250 to 1.0

               December 31, 2002                               2.000 to 1.0

               March 31, 2003                                  2.000 to 1.0

               June 30, 2003                                   2.000 to 1.0

               September 30, 2003                              2.000 to 1.0

               December 31, 2003                               2.000 to 1.0

               March 31, 2004                                  2.000 to 1.0

               June 30, 2004                                   2.000 to 1.0

               September 30, 2004                              2.000 to 1.0

               December 31, 2004                               2.000 to 1.0

          "Total Indebtedness" and "Pro Forma EBITDA" will be calculated as illustrated on Exhibit 4.7(D).
                         --------------

                    4.7  Financial Statements and Other Reports.  Holdings
                         --------------------------------------
          and Borrowers will maintain, and cause each of the other Loan Parties and their respective Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP (it being understood that monthly financial statements are not required to have footnote disclosures). Borrowers will deliver each of the financial statements and other reports described below to Agent (and each Lender in the case of the financial statements and other reports described in clauses (A), (B), (C), (D), (H), (J) (K) and (L) of this subsection 4.7.
               --------------

                    (A)  Monthly Financials.  As soon as available and in
                         ------------------
          any event within twenty-five (25) days after the end of each month (within forty-five (45) days after the last month of each Fiscal Quarter), Borrowers will deliver (1) the consolidated and consolidating balance sheets of Holdings and Borrowers, as at the end of such month, and the related consolidated and consolidating statements of income, stockholders' equity and cash flow for such month and for the period from the beginning of the then current Fiscal Year to the end of such month and (2) a schedule of the outstanding Indebtedness for borrowed money of each Loan Party and its Subsidiaries describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan.

                    (B)  Quarterly Financials.  As soon as available and in
                         --------------------
          any event within forty-five (45) days after the end of each Fiscal Quarter, Borrowers will deliver to Agent: (1) the consolidated and consolidating balance sheet of Holdings and Borrowers as at the end of such period and the related consolidated and consolidating statements of income, stockholders' equity and cash flow for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter and such financial statements shall have been reviewed by Coopers & Lybrand LLC or a firm of independent certified public accounts selected by Holdings and Borrowers and reasonably acceptable to Agent; and (2) a schedule of the outstanding Indebtedness for borrowed money of each Loan Party and its Subsidiaries describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan.

                    (C)  Year-End Financials.  As soon as available and in
                         -------------------
          any event within ninety (90) days after the end of each Fiscal Year or, if earlier, the date on which Holdings files its annual report or Form 10-K with the SEC in respect of such Fiscal Year, Borrowers will deliver (1) the consolidated and consolidating balance sheets of Holdings, Borrowers and their respective Subsidiaries, as at the end of such year, and the related consolidated and consolidating statements of income, stockholders' equity and cash flow for such Fiscal Year, (2) a schedule of the outstanding Indebtedness for borrowed money of Holdings, Borrowers and their respective Subsidiaries describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan and (3) a report with respect to the consolidated financial statements of Holdings, Borrowers and their respective Subsidiaries from Coopers & Lybrand LLC or a firm of certified public accountants selected by Holdings and Borrowers and reasonably acceptable to Agent, which report shall be prepared in accordance with Statement of Auditing Standards No. 58 (the "Statement") entitled "Reports on Audited Financial Statements" and such report shall be "Unqualified" (as such term is defined in such Statement).

                    (D)  Compliance Certificate.  Together with each
                         ----------------------
          delivery of financial statements of Holdings, Borrowers and their respective Subsidiaries pursuant to subsection 4.7(B) above,
                                              -----------------
          Borrowers will deliver a fully and properly completed Compliance Certificate (in substantially the same form as Exhibit 4.7(D))
                                                         ---------------
          signed by Borrower Representative.

                    (E)  Accountants' Reports.  Promptly upon receipt
                         --------------------
          thereof, Borrowers will deliver copies of all significant reports submitted by Holding's and Borrowers' firm of certified public accountants in connection with each annual, interim or special audit or review of any type of the financial statements or related internal control systems of Holdings, Borrowers and their respective Subsidiaries made by such accountants, including any comment letter submitted by such accountants to management in connection with their services.

                    (F)  Borrowing Base Certificate.  As soon as available
                         --------------------------
          and in any event within ten (10) days after the end of each month, and from time to time within ten (10) days after the request of Agent, Borrowers will deliver a Borrowing Base Certificate (in substantially the same form as Exhibit 4.7(F)) as
                                                         ---------------
          at the last day of such period.

                    (G)  Management Report.  Together with each delivery of
                         -----------------
          financial statements of Holdings, Borrowers and their respective Subsidiaries pursuant to subsections 4.7(A), 4.7(B) and (C),
                                   ----------------------------------
          Borrowers will deliver a management report (1) describing the operations and financial condition of Holdings, Borrowers and their respective Subsidiaries for the Fiscal Quarter then ended and the portion of the current Fiscal Year then elapsed (or for the Fiscal Year then ended in the case of year-end financials),
          (2) setting forth in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the most recent Projections for the current Fiscal Year delivered pursuant to subsection 4.7(J), and
                                                    -----------------
          (3) discussing the reasons for any significant variations. The information above shall be presented in reasonable detail and shall be certified by the chief financial officer of Holdings and each Borrower to the effect that such information fairly presents the results of operations and financial condition of Holdings, Borrowers and their respective Subsidiaries as at the dates and for the periods indicated.

                    (H)  Collateral Value Report.  Upon the request of
                         -----------------------
          Agent, which may be made not more than once each year prior to an Event of Default and at any time (but not more often than quarterly) while and so long as an Event of Default shall be continuing, Borrowers will obtain and deliver to Agent a report of an independent collateral auditor reasonably satisfactory to Agent (which may be, or be affiliated with, a Lender) with respect to the accounts and inventory components included in the Borrowing Base, which report shall indicate whether or not the information set forth in the Borrowing Base Certificate most recently delivered is accurate and complete in all material respects based upon a review by such auditors of the accounts (including verification with respect to the amount, aging, identity and credit of the respective account debtors and the billing practices of Borrower) and inventory (including verification as to the value, location and respective types).

                    (I)  Appraisals.  From time to time, if Agent or any
                         ----------
          Lender reasonably determines that obtaining appraisals is necessary in order for Agent or such Lender to comply with applicable laws or regulations, Agent will, at Borrowers' expense, obtain appraisal reports in form and substance and from appraisers reasonably satisfactory to Agent stating the then current fair market values of all or any portion of the real estate owned by Holdings, any Borrower or any of their respective Subsidiaries. In addition to the foregoing, from time to time, upon the occurrence and during the continuance of any Event of Default, Agent may require Borrowers to obtain and deliver to Agent appraisal reports in form and substance and from appraisers reasonably satisfactory to Agent stating the then current market values of all or any portion of the real estate and personal property owned by Holdings, any Borrower or any of their respective Subsidiaries.

                    (J)  Projections.  As soon as available and in any
                         -----------
          event no later than the last day of each Fiscal Years of Holdings or Borrowers, Borrowers will deliver Projections of Holdings, Borrowers and their respective Subsidiaries for the forthcoming three Fiscal Years, year by year, and for the forthcoming Fiscal Year, month by month.

                    (K)  SEC Filings and Press Releases.  Within five (5)
                         ------------------------------
          Business Day after the filing or release thereof, Borrowers will deliver copies of (1) all financial statements, reports, notices and proxy statements sent or made available by Holdings, any Borrower or any of their respective Subsidiaries, to security holders and (2) all regular and periodic reports and all registration statements and prospectuses, if any, filed by Holdings, any Borrower or any of their respective Subsidiaries with any securities exchange or with the SEC or any governmental or private regulatory authority.

                    (L)  Events of Default, Etc.  Promptly upon (but in any
                         ----------------------
          event within three (3) Business Days after) any chief executive officer, chief financial officer or president of Holdings or any Borrower obtaining knowledge of any of the following events or conditions, shall deliver copies of all notices given or received by any Loan Party with respect to any such event or condition and a certificate of Holdings or such Borrower's chief executive officer specifying the nature and period of existence of such event or condition and what action such Loan Party or its Subsidiaries has taken, is taking and proposes to take with respect thereto: (1) any condition or event that constitutes an Event of Default or Default; (2) any notice that any Person has given to any Loan Party or any of its Subsidiaries or any other action taken with respect to a claimed default or event or condition of the type referred to in subsection 6.1(B); or (3)
                                               -----------------
          any event or condition that could reasonably be expected to result in any Material Adverse Effect.

                    (M)  Litigation.  Promptly upon (but in any event
                         ----------
          within three (3) Business Days after) any chief executive officer, chief financial officer, president or vice-president of any Loan Party or its Subsidiaries obtaining knowledge of (1) the institution of any action, suit, proceeding, governmental investigation or arbitration against or affecting any Loan Party or any of their respective Subsidiaries or any property of any Loan Party or any of their respective Subsidiaries not previously disclosed by a Loan Party to Agent or (2) any material development in any action, suit, proceeding, governmental investigation or arbitration at any time pending against or affecting any Loan Party or any of their respective Subsidiaries or any property of any Loan Party or any of their respective Subsidiaries which, in each case, could reasonably be expected to have a Material Adverse Effect, Borrowers will promptly give notice thereof to Agent and provide such other information as may be reasonably available to them to enable Agent and its counsel to evaluate such matter.

                    (N)  Notice of Corporate and other Changes.
                         -------------------------------------
          (a) Borrowers shall provide prompt written notice of (1) all jurisdictions in which a Loan Party and its Subsidiaries becomes qualified after the Closing Date to transact business, (2) any material change after the Closing Date in the authorized and issued capital stock or other equity interests of any Loan Party or any of their respective Subsidiaries or any other material amendment to their charter, by-laws or other organization documents, (3) any Subsidiary created or acquired by any Loan Party after the Closing Date, such notice, in each case, to identify the applicable jurisdictions, capital structures or Subsidiaries, as applicable, and (4) any other event that occurs after the Closing Date which would cause any of the representations and warranties in Section 5 of this Agreement or
                                            ---------
          in any other Loan Document to be untrue or misleading in any material respect.

                         (b) Holdings and each Borrower will promptly notify Agent in writing of any change in any Borrower's, any Borrower's Subsidiaries' or Holdings' Subsidiaries' ownership or corporate structure. Holdings will promptly (i) after receiving any Schedule 13-D or 13-G, or any amendment thereto, under the Securities Exchange Act of 1934, as amended, provide a copy thereof to the Agent, and (ii) notify Agent in writing of any change in its corporate structure.

                    (O)  Government Notices.  Loan Parties will deliver to
                         ------------------
          Agent promptly after receipt copies of all notices, requests, subpoenas, inquiries or writings or other similar documents received from any Person or governmental agency concerning any Employee Benefit Plan, the violation or alleged violation of any Environmental Laws, the storage, use or disposal of any Hazardous Material, the violation or alleged violation of the Fair Labor Standards Act or a Loan Party's payment or non-payment of any taxes including any tax audit, in each case seeking corrective action, damages in excess of $100,000, injunction relief or a halt to a Loan Party's or any of its Subsidiary's operations.

                    (P)  Environmental Disclosure.  In addition to the
                         ------------------------
          requirements set forth in clause (O) of this subsection 4.7 (but
                                                       --------------
          without limiting the generality thereof), (1) the Loan Parties shall promptly advise Agent in writing and in reasonable detail of: (a) violation or alleged violation of any Environmental Laws which could reasonably be expected to have a Material Adverse Effect; (b) storage, use, disposal or discharge by a Loan Party or any of its Subsidiaries of any Hazardous Material which could reasonably be expected to have a Material Adverse Effect; (c) any and all written communications sent or received by a Loan Party or any of its Subsidiaries with respect to any Environmental Claims or any discharge of Hazardous Material required to be reported to any federal, state or local governmental or regulatory agency; (d) any remedial action taken by a Loan Party or any of its Subsidiaries or any other Person in response to any Hazardous Material on or under any real property owned, leased or operated by a Loan Party or any of its Subsidiaries; (e) the discovery by a Loan Party or any of its Subsidiaries of any occurrence or condition on any real property adjoining any real property owned, leased or operated by such Loan Party or such Subsidiary that could reasonably be expected to cause such real property to be subject to any restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws; and (f) notwithstanding anything to the contrary in clause
          (O) of this subsection 4.7, any request for information from any
                      --------------
          agency or Person that indicates such agency or Person is investigating whether a Loan Party or any of its Subsidiaries may be potentially responsible for a release, disposal or discharge of Hazardous Materials.

                    (2) Borrowers shall promptly notify Agent of (a) any proposed acquisition of stock, assets, or property by a Loan Party that could reasonably be expected to expose such Person to, or result in, Environmental Claims that could have a Material Adverse Effect and (b) any proposed action to be taken by a Loan Party or any of its Subsidiaries to commence any operations that could reasonably be expected to subject such Person to additional laws, rules or regulations, including laws, rules and regulations requiring additional or amended environmental permits or licenses. Borrowers shall, at its own expense, provide copies of such documents or information as Agent may reasonably request in relation to any matters disclosed pursuant to this subsection
                                                             ----------
          4.7(P).
          -------

                    (Q)  Trade Names.  Borrowers will give Agent at least
                         -----------
          ten (10) days advance written notice of any change of name or of any new trade name or fictitious business name by any Loan Party or any of its Subsidiaries. Each Loan Party's and any of their respective Subsidiaries' use of any trade name or fictitious business name will be in compliance with all laws regarding the use of such names.

                    (R)  Locations.  Borrowers will give Agent at least
                         ---------
          thirty (30) days advance written notice of any change in any Loan Party's or any of their respective Subsidiaries' principal place of business or any change in the location of its books and records or the Collateral or of any new location for its books and records or the Collateral.

                    (S)  Bank Accounts.  Loan Parties will give Agent
                         -------------
          prompt notice of any new bank accounts any Loan Party or any of their respective Subsidiaries intends to establish prior to its opening same.

                    (T)  Other Information.  With reasonable promptness,
                         -----------------
          Borrowers will deliver such other information and data with respect to any Loan Party or any Subsidiary of any Loan Party as from time to time may be reasonably requested by Agent.

                    4.8  Accounting Terms; Utilization of GAAP for Purposes
                         --------------------------------------------------
          of Calculations Under Agreement.  For purposes of this Agreement,
          -------------------------------
          all accounting terms not otherwise defined herein shall have the meanings assigned to such terms in conformity with GAAP. Financial statements and other information furnished to Agent pursuant to subsection 4.7 shall be prepared in accordance with
                      --------------
          GAAP as in effect at the time of such preparation. No "Accounting Changes" (as defined below) shall affect financial covenants, standards or terms in this Agreement; provided that
                                                           --------
          Holdings and Borrowers shall prepare footnotes to each Compliance Certificate and the financial statements required to be delivered hereunder that show the differences between the financial statements delivered (which reflect such Accounting Changes) and the basis for calculating financial covenant compliance (without reflecting such Accounting Changes). "Accounting Changes" means:
          (a) changes in accounting principles required by GAAP and implemented by any Loan Party; (b) changes in accounting principles recommended by any Loan Party's certified public accountants and implemented by a Loan Party; and (c) changes in carrying value of any Loan Party's or any of their respective Subsidiaries' assets, liabilities or equity accounts resulting from (i) the application of purchase accounting principles (A.P.B. 16 and/or 17 and EITF 88-16 and FASB 109) to the Related Transactions or (ii) as the result of any other adjustments that, in each case, were applicable to, but not included in, the Pro Forma. All such adjustments described in clause (c) above resulting from expenditures made subsequent to the Closing Date (including, but not limited to, capitalization of costs and expenses or payment of pre-Closing Date liabilities) shall be treated as expenses in the period the expenditures are made.

                                      SECTION 5

                            REPRESENTATIONS AND WARRANTIES

                    To induce Agent and Lenders to enter into this Agreement, to make Loans and to issue Lender Letters of Credit and Risk Participation Agreements, each Loan Party represents and warrants to Agent and each Lender that the following statements are and, after giving effect to the Related Transactions, will be true, correct and complete:

                    5.1  Disclosure.  No representation or warranty of any
                         ----------
          Loan Party contained in this Agreement, the financial statements referred to in subsection 5.5, the other Loan Documents, and the
                         --------------
          other Related Transactions Documents or any other document, certificate or written statement furnished to Agent or any Lender by or on behalf of any such Person for use in connection with the Loan Documents or the Related Transactions Documents contains any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made.

                    5.2  No Material Adverse Effect.  Since September 30,
                            --------------------------
          1997, there have been no events or changes in facts or circumstances affecting any Loan Party or any of their respective Subsidiaries which individually or in the aggregate have had or could reasonably be expected to have a Material Adverse Effect and that have not been disclosed herein or in the attached Schedules.

                    5.3  No Default.  The consummation of the Related
                         ----------
          Transactions does not and will not violate or conflict with any laws, rules, regulations or orders of any governmental authority or violate, conflict with, result in a breach of, or constitute a default (with due notice or lapse of time or both) under any Contractual Obligation of any Loan Party or any of their respective Subsidiaries except if such violations, conflicts, breaches or defaults have either been waived on or before the Closing Date and are not disclosed on Schedule 5.3 or could not
                                                ------------
          reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

                    5.4  Organization, Powers, Capitalization and Good
                         ---------------------------------------------
          Standing.
          --------

                    (A)  Organization and Powers.  Each of the Loan Parties
                         -----------------------
          is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation (which jurisdiction is set forth on Schedule 5.4(A)). Each of
                                              ----------------
          the Loan Parties has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted and to enter into each Loan Document to which it is a party.

                    (B)  Capitalization.  The authorized capital stock of

                         --------------
          each of the Loan Parties is as set forth on Schedule 5.4(B).  All
                                                      ---------------
          issued and outstanding shares of capital stock of each of the Loan Parties are duly authorized and validly issued, fully paid, nonassessable, free and clear of all Liens other than those in favor of Agent, for the benefit of Agent and Lenders, and such shares were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The capital stock of each of the Loan Parties is owned by the stockholders and in the amounts set forth on Schedule 5.4(B) (in the case of
                                          ---------------
          Holdings with shares held by the public being specified in the aggregate). To the best knowledge of Holdings and Borrowers, each Person or group having beneficial ownership of more than (5%) of the capital stock of Holdings is identified on Schedule 5.4 (B)
                                                         ----------------
          (the terms "group" and "beneficial ownership", as used herein, have the meanings given in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 promulgated thereunder). No shares of the capital stock of any Loan Party, other than those described above, are issued and outstanding. Except as set forth on Schedule 5.4(B), there are no preemptive
                                 ---------------
          or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any Loan Party, of any shares of capital stock or other securities of any such entity.

                    (C)  Binding Obligation. This Agreement is, and the
                         ------------------
          other Loan Documents, including all the Notes when executed and delivered will be, the legally valid and binding obligations of the applicable Loan Parties and their respective Subsidiaries party thereto, each enforceable against each such Loan Parties and Subsidiaries, as applicable, in accordance with their respective terms.

                    (D)  Qualification.  Each of the Loan Parties is duly
                         -------------
          qualified and in good standing wherever necessary to carry on its business and operations, except in jurisdictions in which the failure to be qualified and in good standing could not reasonably be expected to have a Material Adverse Effect. All jurisdictions in which each Loan Party is qualified to do business are set forth on Schedule 5.4(D).
                   ---------------

                    (E)  Authorization of Borrowing, No Conflict. Each of
                         ---------------------------------------
          the Loan Parties has the corporate power and authority to incur the Obligations and to grant security interests in the Collateral. On the Closing Date, the execution, delivery and performance of the Loan Documents by each Loan Party signatory thereto will have been duly authorized by all necessary corporate and shareholder action. The execution, delivery and performance by each Loan Party of each Loan Document to which it is a party and the consummation of the transaction contemplated by this Agreement and the other Loan Documents by each Loan Party do not contravene and will not be in contravention of any law, rule, regulation, order, writ, judgment, injunction, decree determination, award, the corporate charter or by laws of any Loan Party or any agreement by which any Loan Party or any Loan Party's property is bound.

                    5.5  Financial Statements and Projections. All
                         ------------------------------------
          financial statements concerning Holdings, Borrowers and their respective Subsidiaries which have been or will hereafter be furnished to Agent pursuant to this Agreement (other than Projections and pro formas), including those listed below, have been or will be prepared in accordance with GAAP consistently applied (except as disclosed therein) and do or will present fairly in all material respects the financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended
          ((i) subject, in the case of financial statements for interim periods, to normal recurring year-end adjustments, and (ii) except that such interim statements need not include notes).

                    (A) (i) The consolidated balance sheets at June 30, 1997 and the related statement of earnings of Holdings and the Lund Subsidiaries (other than Zephyros) for the Fiscal Year then ended, audited by Coopers & Lybrand, and (ii) the consolidated balance sheets at December 31, 1996 and the related statement of income of Deflecta and the Deflecta Subsidiaries for the Fiscal Year then ended audited by Price & Waterhouse.
          .
                    (B) (i) The consolidated balance sheets at September 30, 1997 and the related statement of earnings of Holdings and the Lund Subsidiaries (other than Zephyros) and for the three (3) months then ended, and (ii) the consolidated balance sheets at September 30, 1997 and the related statement of income of Deflecta and Deflecta Subsidiaries for the nine (9) months then ended.

          The Projections delivered on or prior to the Closing Date and the updated Projections delivered pursuant to subsection 4.7(J)
                                                    -----------------
          represent and will represent as of the date thereof the good faith estimate of Holdings and Borrowers and their respective senior management concerning the most probable course of their respective businesses. The Projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by such Persons to be reasonable at the time made, it being recognized by Agent and Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results.

                    5.6  Intellectual Property.  Each Loan Party and each
                         ---------------------
          of its Subsidiaries owns, is licensed to use or otherwise has the right to use, all Intellectual Property used in or necessary for the conduct to its business as currently conducted, and all such Intellectual Property is identified on Schedule 5.6, and fully
                                                 ------------
          protected and/or duly and properly registered, filed or issued in the appropriate office and jurisdictions for such registrations, filings or issuances. Except as disclosed in Schedule 5.6, the
                                                       ------------
          use of such Intellectual Property by any Loan Party or any of their respective Subsidiaries does not and has not been alleged by any Person to infringe on the rights of any Person.

                    5.7  Payment of Taxes; Audits, Etc.  All material tax
                         -----------------------------
          returns and reports of any Loan Party and each of its Subsidiaries required to be filed by any of them have been timely filed, and all taxes, assessments, fees and other governmental charges upon such Persons and upon their respective properties, assets, income and franchises which are shown on such returns as due and payable have been paid when due and payable or are being contested in good faith by appropriate proceedings and appropriate reserves therefor have been established in accordance with GAAP. Except as set forth on Schedule 5.7, as of the Closing
                                            ------------
          Date, none of the United States income tax returns of any Loan Party or any of their respective Subsidiaries are under audit.
          No tax liens have been filed and no claims (except as otherwise permitted by Section 2.7) are being asserted with respect to any
                       -----------
          such taxes. The charges, accruals and reserves on the books of any Loan Party and each of its Subsidiaries in respect of any taxes or other governmental charges are in accordance with GAAP.

                    5.8  Employee Matters.  Except as set forth on Schedule
                         ----------------                     --------
          5.8, (a) no Loan Party nor any of its Subsidiaries nor any of
          ---
          their respective employees is subject to any collective bargaining agreement, (b) no petition for certification or union election is pending with respect to the employees of any Loan Party and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any Loan Party and (c) there are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of Borrowers after due inquiry, threatened between any Loan Party and its respective employees, other than employee grievances arising in the ordinary course of business which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on
          Schedule 5.8, no Loan Party nor any of its Subsidiaries is a
          ------------
          party to an employment contract.

                    5.9  Solvency. Each Loan Party (a) owns and will own
                         --------
          assets the fair saleable value of which are (i) greater than the total amount of liabilities (including contingent liabilities) of such Loan Party and (ii) greater than the amount that will be required to pay the probable liabilities of such Loan Party then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Party; (b) has capital that is not unreasonably small in relation to its business as presently conducted or after giving effect to any contemplated transaction; and (c) does not intend to incur and does not believe that it will incur debts beyond its ability to pay such debts as they become due.

                    5.10 Names.  Schedule 5.10 sets forth all names, trade
                         -----   -------------
          names, fictitious names and business names under which any Loan Party currently conducts business or has at any time during the past five years conducted business.

                    5.11 Locations; FEIN.  Schedule 5.11 sets forth:
                         ---------------   -------------
          (i) the location of each Loan Party's and its Subsidiaries' principal place of business and chief executive office; (ii) the location of each Loan Party's and its Subsidiaries' books and records; and (iii) the location of all other offices of such Loan Party and such Subsidiaries. Schedule 2.8 sets forth all
                                        ------------
          Collateral locations.  All the locations identified on Schedule
                                                                 --------
          5.11 and Schedule 2.8 are such Loan Party's and such Subsidiaries
          ----     ------------
          sole locations for their respective business and the Collateral. Each Loan Party's and each of its Subsidiaries' federal employer identification number is also set forth on Schedule 5.11.
                                                     -------------

                    5.12 Title to Properties; Liens.
                         --------------------------

                    (A)   Set forth on Schedule 5.12(A) is a complete and
                                     ----------------
          accurate list of all real property owned by any Loan Party or any of its Subsidiaries showing as of the date hereof the street addresses, county or other relevant jurisdiction, state, record owner and book and estimate fair value thereof. Each Loan Party and each of its Subsidiaries has good, sufficient and legal title, subject to Permitted Encumbrances, to all its respective properties and assets, including, without limitation, the Mortgaged Properties. Except for Permitted Encumbrances, all such properties and assets (including the Mortgaged Properties) are free and clear of Liens.

                    (B)  Set forth on Schedule 5.12(B) is a complete and
                                    ----------------
          accurate list of all leases of real property under which any Loan Party or any of its Subsidiaries is the lessee, showing as of the date hereof the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof. To the best knowledge of the Loan Parties,
          (x) there are no actual, threatened or alleged defaults with respect to any leases of real property under which any Loan Party or any of its Subsidiaries is lessee or lessor which would have a Material Adverse Effect and (y) each such lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms, subject to bankruptcy and other laws affecting creditors' rights and the availability of equitable remedies.

                    (C) Each Mortgage creates, as security for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and Lien on the related Mortgaged Property (and will create a valid and enforceable perfected security interest in and Lien on all fixtures and improvements relating to such Mortgaged Property and affixed or added thereto on or after the Closing Date) in favor of Agent (or such other trustee as may be named therein) for the benefit of the Lenders, superior to and prior to the rights of all third Persons (except that the security interest created in the Mortgaged Property may be subject to the Permitted Encumbrances related thereto) and subject to no other Liens (other than Permitted Encumbrances).

                    5.13 Litigation; Adverse Facts.  Except as set forth on
                         -------------------------
          Schedule 5.13, there are no judgments outstanding against any
          -------------
          Loan Party or any of their respective Subsidiaries affecting any property of any Loan Party or any of their respective Subsidiaries nor is there any action, charge, claim, demand, suit, proceeding, petition, governmental investigation, arbitration or Environmental Claims now pending or, to the knowledge of any Loan Party, threatened against or affecting any Loan Party or any of their respective Subsidiaries or any property of any Loan Party or any of their respective Subsidiaries which could reasonably be expected to result in any Material Adverse Effect. No Loan Party has received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed to any liability which could reasonably be expected to result in any Material Adverse Effect.

                    5.14 Performance of Agreements.  None of the Loan
                         -------------------------
          Parties and none of their respective Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation of any such Person, which default (with respect to any Contractual Obligation other than the Related Transaction Documents) could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default.

                    5.15 Employee Benefit Plans.  Each Loan Party, each of
                         ----------------------
          its Subsidiaries and each ERISA Affiliate is in compliance in all material respects with all applicable provisions of ERISA, the IRC and all other applicable laws and the regulations and interpretations thereof with respect to all Employee Benefit Plans other than those provisions of ERISA, the IRC and other applicable laws and regulations and interpretations thereof the non-compliance with which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No liability has been incurred by any Loan Party, any of their respective Subsidiaries or any ERISA Affiliate which remains unsatisfied for any funding obligation, taxes or penalties with respect to any Employee Benefit Plan and which could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

                    5.16 Broker's Fees.  Except as set forth on Schedule
                         -------------                          --------
          5.16, no broker's or finder's fee or commission will be payable
          -----
          with respect to any of the transactions contemplated hereby.

                    5.17 Insurance. Each Loan Party and each of its
                         ---------
          Subsidiaries maintains adequate insurance policies for public liability, workers compensation, property damage for its business and properties, product liabilities, and business interruption insurance as required pursuant to subsection 2.2.
                                                         ---------------
          Such policies are in full force and effect. No notice of cancellation has been received with respect to such policies and such Loan Party and each of its Subsidiaries is in compliance with all conditions contained in such policies.

                    5.18 Compliance with Laws.  Neither any Loan Party nor
                         --------------------
          any of its Subsidiaries is in violation of any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of its business or the ownership of its properties, including, without limitation, any violation relating to any use, release, storage, transport or disposal of any Hazardous Material, which violation would (x) subject such Loan Party or any of its respective Subsidiaries, or any of their respective officers to criminal liability or (y) have a Material Adverse Effect; and, to the knowledge of any Loan Party, no such violation has been alleged.

                    5.19 Environmental Compliance.
                         ------------------------

                    (A) Except as disclosed in the environmental assessment reports listed on Schedule 5.19(B), each Loan Party
                                       ----------------
          has been and is currently in compliance with all applicable Environmental Laws, including obtaining and maintaining in effect all permits, licenses or other authorizations required by applicable Environmental Laws, other than the Environmental Laws the noncompliance with which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. There are no claims, liabilities, investigations, litigation, administrative proceedings, whether pending or, to the knowledge of any Loan Party, threatened, or asserted, or judgments or orders relating to any Hazardous Materials or, to the knowledge of any Loan Party, threatened against any Loan Party or relating to any real property currently or formerly owned, leased or operated by any Loan Party.

                    (B) Except as disclosed in the environmental assessment reports listed on Schedule 5.19(B) and except for any
                                       ----------------
          of the following in clauses (ii), (iii) and (iv) below which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (i) none of the properties currently or formerly owned, leased or operated by any Loan Party or any of their respective Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; (ii) there are no and never have been any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any of their respective Subsidiaries or on any property formerly owned or operated by any Loan Party or any of their respective Subsidiaries; (iii) there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of their respective Subsidiaries; and (iv) Hazardous Materials have not been released, discharged or disposed of on any property currently owned or operated by any Loan Party or any of their respective Subsidiaries, or any property formerly owned or operated by any Loan Party or any of its Subsidiaries. With respect to only those representations and warranties set forth in this clause (B) relating to properties formerly owned, operated and/or leased by any Loan Party or any of their respective Subsidiaries, such representations and warranties relating to the period after the disposition of such properties shall be made to the knowledge of each Loan Party.

                    (C) Except as disclosed in the environmental assessment reports listed on Schedule 5.19(B), neither any Loan
                                       ----------------
          Party nor any of its Subsidiaries is undertaking, or has completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial, response or removal action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any governmental or regulatory authority or the requirements of any Environmental Law. All Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently owned or operated by any Loan Party or any of their respective Subsidiaries or any property formerly owned or operated by any Loan Party or any of their respective Subsidiaries have been disposed of in a manner that could not reasonably be expected to have a Material Adverse Effect.

                    5.20 Perfected Security Interest.  The Security
                         ---------------------------
          Documents create in favor of Agent, for the benefit of Lenders, a valid and perfected first priority security interest in the Collateral securing the payment of the Obligations, and all filings and other actions necessary or reasonably desirable to perfect and protect such security interest have been duly taken. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the liens and security interests created or expressly permitted under the Loan Documents.

                    5.21 Bank Accounts.  Schedule 5.21 sets forth the
                         -------------   -------------
          account numbers and locations of all bank accounts of each Loan Party and its Subsidiaries.

                    5.22 Subsidiaries.  Neither Holdings nor any Borrower
                         ------------
          has any Subsidiaries other than as set forth on Schedule 5.4(B).
                                                          ---------------

                    5.23 Indebtedness and Liabilities.  As of the Closing
                         ----------------------------
          Date, no Loan Party or any of its Subsidiaries has (a) any Indebtedness except as reflected on Schedule 5.23 and the Pro
                                              -------------
          Forma or (b) any Liabilities other than as reflected on the Pro Forma or as incurred in the ordinary course of business following the date of the Pro Forma.

                    5.24 Governmental Regulation.  None of the Loan Parties
                         -----------------------
          is, or after giving effect to any Loan will be, subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940 or to any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money. Neither the making of any Loan, nor the issuance of any Lender Letters of Credit, nor the application of the proceeds or repayment thereof by the Borrowers, nor the consummation of the Merger or the other transactions contemplated hereby, will violate any provision of any act, law, rule, regulation or order of the SEC thereunder or any takeover, disclosure or other federal, state or foreign securities law or Regulations G, T, U or X of the Federal Reserve Board.

                    5.25 Use of Proceeds and Margin Security.  (A) No
                         -----------------------------------
          portion of the proceeds of any Loan shall be used by any Borrower or any other Loan Party for the purpose of purchasing or carrying margin stock within the meaning of Regulation G or Regulation U of the Board of Governors of the Federal Reserve System, or in any manner that might cause the borrowing, the application of such proceeds, or the transactions contemplated hereby or by the other Loan Documents to violate Regulation T or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated thereunder.

                    (B) No portion of the proceeds of the Acquisition Loans shall be used by
          Borrowers for any purpose other than in connection with the consummation of Permitted Acquisitions permitted under subsection
                                                                 ----------
          3.6(B).
          ------

                    (C) No portion of the proceeds of the Revolving Loans or the Term Loans shall be used by Borrowers for any purpose other than for proper business purposes (as described in the recitals to this Agreement (other than for Permitted
          Acquisitions)).

                    5.26 Deflecta Acquisition.  The Deflecta Acquisition
                         --------------------
          Documents have been duly executed and delivered and are in full force and effect. The representations and warranties contained in the Deflecta Acquisition Documents were true and correct in all material respects at the date thereof and will be true and correct in all material respects on the Closing Date, as if made on such date, and Agent and Lenders shall be entitled to rely upon such representations and warranties with the same force and effect as if they were incorporated in this Agreement and made to Agent and each Lender directly as of the date hereof and the Closing Date. The Deflecta Acquisition shall have been consummated on or prior to the Closing Date in accordance with and pursuant to the terms and conditions of the Deflecta Acquisition Documents (without any waiver or amendment of any term or condition therein not consented to by Agent and Lenders) and in compliance with all applicable laws and all necessary approvals.

                    5.27 Amendments to Schedules.  The Loan Parties may at
                         -----------------------
          any time and from time to time and subject to subsection 2.8,
                                                        --------------
          amend any one or more of the Schedules referred in this Section 5
                                                                  ---------
          and any representation or warranty contained herein which refers to any such Schedule shall from and after the date of any such amendment refer to such Schedule as so amended; provided,
                                                          --------
          however, that in no event may the Loan Parties amend any such
          -------
          Schedule if such amendment would reflect or evidence a Default or Event of Default.


                                      SECTION 6

                             DEFAULT, RIGHTS AND REMEDIES

                    6.1  Event of Default. "Event of Default" shall mean
                         ----------------
          the occurrence or existence of anyone or more of the following:

                    (A)  Payment. (1) Failure of any Borrower to pay any
                         -------
          installment or other payment of principal of any Loan when due, or to repay Revolving Loans to reduce their balance to the Maximum Revolving Loan Balance or to reimburse Agent for any payment made by Agent under or in respect of any Lender Letters of Credit or Risk Participation Agreements when due or (2) failure of any Borrower to pay, within five (5) days after the due date, any interest on any Loan or any other amount due under this Agreement or any of the other Loan Documents; or

                    (B)  Default in Other Agreements.  (1) Failure of any
                         ---------------------------
          Loan Party or any of its Subsidiaries to pay when due or within any applicable grace period any principal or interest on Indebtedness (other than the Loans) or any Contingent Obligations or (2) breach or default of any Loan Party or any of its Subsidiaries, or the occurrence of any condition or event, with respect to any Indebtedness (other than all the Loans) or any Contingent Obligations, if the effect of such failure to pay, breach, default or occurrence is to cause or to permit the holder or holders then to cause, Indebtedness and/or Contingent Obligations having an individual principal amount in excess of $250,000 or having an aggregate principal amount in excess of $500,000 to become or be declared due prior to their stated maturity; or

                    (C)  Breach of Certain Provisions.   Failure of any
                         ----------------------------
          Loan Party to perform or comply with any term or condition contained in that portion of subsection 2.2 relating to the Loan
                                       --------------
          Parties' obligation to maintain insurance, subsection 2.3, 2.4,
                                                     --------------  ---
          2.5, or 2.11(A) or  Section 3 or Section 4; or
          ---     -------     ---------    ---------

                    (D)  Breach of Warranty. Any representation, warranty,
                         ------------------
          certification or other statement made by any Loan Party in any Loan Document or in any statement or certificate at anytime given by such Person in writing pursuant or in connection with any Loan Document is false in any material respect on the date made; or

                    (E)  Other Defaults Under Loan Documents. Any Loan
                         -----------------------------------
          Party defaults in the performance of or compliance with any term contained in this Agreement or the other Loan Documents and such default is not remedied or waived within ten (10) days after receipt by Borrower Representative of notice from Agent or Requisite Lenders of such default (other than occurrences described in other provisions of this subsection 6.1 for which a
                                                --------------
          different grace or cure period is specified or which constitute immediate Events of Default); or

                    (F)  Involuntary Bankruptcy; Appointment of Receiver,
                         -----------------------------------------------
          Etc.  (1) A court enters a decree or order for relief with
          ----
          respect to any Loan Party or any of its Subsidiaries in an involuntary case under the Bankruptcy Code, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state law; or (2) the continuance of any of the following events for forty-five (45) days unless dismissed, bonded or discharged: (a) an involuntary case is commenced against any Loan Party or any of its Subsidiaries, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or (b) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Loan Party or any of its Subsidiaries, or over all or a substantial part of its property, is entered; or (c) an interim receiver, trustee or other custodian is appointed without the consent of any Loan Party or any of its Subsidiaries, for all or a substantial part of the property of any such Loan Party, or any such Subsidiary; or

                    (G)  Voluntary Bankruptcy; Appointment of Receiver,
                         ---------------------------------------------
           Etc. (1) any Loan Party or any of its Subsidiaries commences a
          -----
          voluntary case under the Bankruptcy Code, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or (2) any Loan Party or any of its Subsidiaries makes any assignment for the benefit of creditors; or (3) the Board of Directors of any Loan Party or any of its Subsidiaries adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this subsection 6.1(G); or
          -----------------

                    (H)  Judgment and Attachments.  Any money judgment,
                         ------------------------
          writ or warrant of attachment, or similar process (other than those described in subsection 6.1(H)) involving (1) an amount in
                             ------------------
          any individual case in excess of $250,000 or (2) an amount in the aggregate at any time in excess of $500,000 (in either case to the extent not adequately covered by insurance as to which the insurance company has acknowledged coverage) is entered or filed against any Loan Party or any of its Subsidiaries or any of their respective assets and remains undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) Business Days prior to the date of any proposed sale thereunder; or

                    (I)  Dissolution.  Any order, judgment or decree is
                         -----------
          entered against any Borrower or any Loan Party or any of its Subsidiaries decreeing the dissolution or split up of such Loan Party or that Subsidiary and such order remains undischarged or unstayed for a period in excess of fifteen (15) days; or

                    (J)  Solvency.  Any Loan Party ceases to be solvent (as
                         --------
          represented by Holdings or Borrowers in subsection 5.9) or admits
                                                  --------------
          in writing its present or prospective inability to pay its debts as they become due; or

                    (K)  Injunction.  Any Loan Party or any of its
                         ----------
          Subsidiaries is enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of its business for more than fifteen (15) days; or

                    (L)  ERISA; Pension Plans.  (1) Any Loan Party or any
                         --------------------
          of its Subsidiaries or Affiliates fails to make full payment when due of all amounts which, under the provisions of any Employee Benefit Plans or any applicable provisions of the IRC, any such Person is required to pay as contributions thereto and such failure results in or is likely to result in a Material Adverse Effect; or (2) an accumulated funding deficiency in excess of $250,000 occurs or exists, whether or not waived, with respect to any such employee benefit plans; or (3) there is a final non-appealable determination that any employee benefit plan has lost its status as a qualified plan under the IRC which results in or could reasonably be expected to result in a Material Adverse Effect; or

                    (M)  Environmental Matters.  Any Loan Party or any of
                         ---------------------
          its Subsidiaries fails to: (1) obtain or maintain any operating licenses or permits required by environmental authorities;
          (2) begin, continue or complete any remediation activities as required by any environmental authorities; (3) store or dispose of any Hazardous Materials in accordance with applicable Environmental Laws and regulations; or (4) comply with any Environmental Laws; if any such failure, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; or

                    (N)  Invalidity of Loan Documents. Any of the Loan
                         ----------------------------
          Documents for any reason, other than a partial or full release in accordance with the terms thereof, ceases to be in full force and effect or is declared to be null and void, or any Loan Party or any of its Subsidiaries denies that it has any further liability under any Loan Documents to which it is party, or gives notice to such effect; or

                    (O)  Damage; Strike; Casualty. Any material damage to,
                         ------------------------
          or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any Loan Party or any of its Subsidiaries, if any such event or circumstance could reasonably be expected to have a Material Adverse Effect; or

                    (P)  Licenses and Permits. The loss, suspension or
                         --------------------
          revocation of, or failure to renew, any license or permit now held or hereafter acquired by any Loan Party or any of its Subsidiaries, if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect; or

                    (Q)  Failure of Security.  Agent, for the benefit of
                         -------------------
          Agent and Lenders, does not have or ceases to have a valid and perfected first priority security interest in the Collateral (subject to Permitted Encumbrances) or any substantial portion thereof, in each case, for any reason other than the failure of Agent to take any action within its control; or

                    (R)  Liens.  Any lien, levy or assessment is filed or
                         -----
          recorded with respect to or otherwise imposed upon all or any part of (i) any assets of the Loan Parties not constituting Collateral and having a value at any time in excess of $250,000 in the aggregate or (ii) any Collateral, in any case by the United States or any department or instrumentality thereof or by any state, county, municipality or other governmental agency (other than Permitted Encumbrances) and such lien, levy or assessment is not stayed, vacated, paid or discharged within thirty (30) days; or

                    (S)  Business Activities.  Lund engages in any type of
                         -------------------
          business activity other than activities solely related to the ownership of stock of Borrowers and in the performances of its obligations under the Loan Documents to which it is a party.

                    (T)  Change in Control. (1) Harvest Partners ceases to
                         -----------------
          be the largest single shareholder of Holdings in terms of the number of shares of capital stock beneficially owned, (2) Harvest Partners ceases to beneficially own 50% of the voting and non-voting shares of capital stock of Holdings that Harvest Partners beneficially owns as of the Closing Date, or (3) Lund ceases to beneficially own and control, directly or indirectly, free and clear of all Liens other than Liens in favor of Agent, at least one-hundred percent (100%) of the issued and outstanding shares of each class of capital stock of each Borrower and the Corporate Guarantors (other than Holdings) (except for any Loan Party that is liquidated, dissolved or wound-up into, or merged or consolidated with and into, any other Loan Party as permitted in subsection 3.6(A)), entitled (without regard to the occurrence of
          -----------------
          any contingency) to vote for the election of a majority of the members of the boards of directors of such Borrowers and the Corporate Guarantors (other than Holdings).

                    (U)  Lund International FSC Activities.  Lund
                         ---------------------------------
          International FSC shall hold any assets, incur any liabilities
          (other than corporate franchise taxes and other similar charges incidental to the maintenance of its corporate existence) or engage in any business activity, unless, within ten (10) days after the first to occur of any such activity, such entity's capital stock (65% thereof) shall have been pledged in favor of Agent, on benefit of Lenders, and the Loan Parties (i) shall have executed and delivered to Agent such instruments and documents
          (x) as shall be reasonably satisfactory in form and substance to Agent and (y) as Agent shall deem necessary to perfect and protect the security interests of Agent, on behalf of Lenders, in such stock and in any Collateral, and (ii) shall have amended the Schedules and Exhibits to this Agreement and any other Loan Documents to include Lund International FSC therein as appropriate.

                    6.2  Suspension of Commitments. Upon the occurrence of
                         -------------------------
          any Default or Event of Default, Agent and each Lender without notice or demand, may immediately cease making additional Loans and issuing Lender Letters of Credit and Risk Participation Agreements and cause its obligation to lend its Pro Rata Share of the Commitments to be suspended; provided that, in the case of a
                                      --------
          Default, if the subject condition or event is waived, cured or removed by Requisite Lenders within any applicable grace or cure period, any suspended portion of the Loan Commitments shall be reinstated. Each Lender may alternatively suspend only a portion of its obligation to lend its Pro Rata Share of the Commitments.

                    6.3  Acceleration. Upon the occurrence of any Event of
                         ------------
          Default described in the foregoing subsections 6.1(F) or 6.1(G),
                                             --------------------------
          the unpaid principal amount of and accrued interest and fees on the Term Loans, the Acquisition Loans and the Revolving Loans, payments under the Lender Letters of Credit and Risk Participation Agreements and all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other requirements of any kind, all of which are hereby expressly waived any Loan Party, and the Commitments and the obligations of Agent and Lenders to make Loans and issue Lender Letters of Credit and Risk Participation Agreements shall thereupon terminate. Upon the occurrence and during the continuance of any other Event of Default, Agent may, and upon written demand by Requisite Lenders shall, by written notice to Borrower Representative (a) declare all or any portion of the Loans and all or some of the other Obligations to be, and the same shall forthwith become, immediately due and payable together with accrued interest thereon, and the Commitments and the obligations of Agent and Lenders to make Loans and issue Lender Letters of Credit and Risk Participation Agreements shall thereupon terminate and (b) demand that Borrowers immediately deposit with Agent an amount equal to the aggregate outstanding Risk Participation Liability to enable Agent to make payments under the Lender Letters of Credit and Risk Participation Agreements when required and such amount shall become immediately due and payable.

                    6.4  Performance by Agent.  If any Loan Party shall
                         --------------------
          fail to perform any covenant, duty or agreement contained in any of the Loan Documents, Agent may perform or attempt to perform such covenant, duty or agreement on behalf of such Loan Party after the expiration of any cure or grace periods set forth herein. In such event, the Loan Parties shall, at the request of Agent, promptly pay any amount reasonably expended by Agent in such performance or attempted performance to Agent, together with interest thereon at the highest rate of interest in effect upon the occurrence of an Event of Default as specified in subsection
                                                                ----------
          1.2(E) from the date of such expenditure until paid.
          -----
          Notwithstanding the foregoing, it is expressly agreed that Agent shall not have any liability or responsibility for the performance of any obligation of any Loan Party under this Agreement or any other Loan Document.


                                      SECTION 7

                                 CONDITIONS TO LOANS

               The obligations of Lenders to make Loans and of Agent to issue Lender Letters of Credit and Risk Participation Agreements are subject to satisfaction of all of the applicable conditions set forth below.


                    7.1. Conditions to Initial Loans.  The obligations of
                         ---------------------------
          Lenders to make the initial Loans and of Agent to issue any Lender Letters of Credit and Risk Participation Agreements on the Closing Date are, in addition to the conditions precedent specified in subsection 7.2 and 7.3 , subject to the delivery of
                       --------------     ---
          all documents listed on Schedule 7.1, all in form and substance
                                  ------------
          reasonably satisfactory to Agent, and subject to Agent's satisfaction that the Merger has been consummated and completed on or prior to the Closing Date in accordance with the terms and conditions of the Deflecta Acquisition Documents.

                    7.2. Conditions to All Loans.  The obligations of
                         ------------------------
          Lenders to make Loans and of Agent to issue Lender Letters of Credit and Risk Participation Agreements on any date ("Funding Date") are subject to the further conditions precedent set forth below.

                    (A)  Notice of Borrowing.  Agent shall have received,
                         -------------------
          in accordance with the provisions of subsection 1.1 , a Notice of
                                               --------------
          Borrowing requesting an advance of a Revolving Loan or an Acquisition Loan or a notice requesting the issuance of a Lender Letter of Credit or Risk Participation Agreement.

                    (B)  Representations and Warranties.  The
                         ------------------------------
          representations and warranties contained in Section 5 of this
                                                      ---------
          Agreement and elsewhere herein and in the Loan Documents shall be (and each request by Borrowers for a Loan or a Lender Letters of Credit and Risk Participation Agreement shall constitute a representation and warranty by Borrowers that such representations and warranties are) true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except for any representation or warranty limited by its terms to a specific date and taking into account any amendments to the Schedules or Exhibits as a result of any disclosures made in writing by any Loan Party to Agent after the Closing Date and approved by Agent in writing.

                    (C)  No Default or Event of Default.   No event shall
                         ------------------------------
          have occurred and be continuing or would result from the consummation of the borrowing contemplated (or notice requesting issuance of a Lender Letters of Credit and Risk Participation Agreement) that would constitute an Event of Default or Default.

                    (D)  No Order, Judgment, etc.  No order, judgement or
                         ------------------------
          decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain any Lender from making any Loan or Agent from issuing any Lender Letter of Credit or Risk
          Participation Agreement.

                    (E)  Fees and Expenses.  All accrued fees and expenses
                         -----------------
          of Agent and Lenders (including the fees and expenses of counsel for Agent and local counsel for Agent) shall have been paid.

                    (F)  Consents and Approvals.   All governmental and
                         ----------------------
          third party consents and approvals necessary in connection with each aspect of the Related Transactions shall have been obtained and shall remain in effect; all applicable waiting periods shall have expired without any adverse action being taken by any competent authority; and no law or regulation shall be applicable in the reasonable judgment of Lenders that restrains, prevents or imposes materially adverse conditions upon any aspect of the Related Transactions.

                    (G)  Access to Books and Records.  Each Loan Party
                         ---------------------------
          shall have given Agent such access to their respective books and records as Agent may have requested in order to carry out its investigations, appraisals and analyses, including, but not limited to, calculation of eligible accounts and eligible inventory; and the Lenders shall have received all additional financial, business and other information regarding Loan Parties and properties as they shall have reasonably requested.

                    7.3  Additional Conditions to Loans to Fund Permitted
                         ------------------------------------------------
          Acquisitions. The obligations of Agent and each Lender to make
          ------------
          Acquisition Loans to fund Permitted Acquisitions are subject to satisfaction of all of the conditions set forth in subsection
                                                             ----------
          3.6(B), in addition to those conditions set forth in
          -------
          subsections 7.1 and 7.2 .
          ---------------     ---


                                      SECTION 8

                             ASSIGNMENT AND PARTICIPATION

                    8.1  Assignments and Participations in Loans and Notes.
                         -------------------------------------------------
          Each Lender (including Heller) may from time to time assign, subject to the terms of an Assignment and Acceptance Agreement, its rights and delegate its obligations under this Agreement to another Person, provided that (a) such Lender (excluding Heller)
                          --------
          shall first obtain the written consent of Agent, which consent shall not be unreasonably withheld; (b) the Pro Rata Share of the Revolving Loan Commitment, the Acquisition Loan Commitment and the Term Loans being assigned shall in no event be less than the lesser of (i) $5,000,000 and (ii) the entire amount of the Pro Rata Share of the Revolving Loan Commitment, the Acquisition Loan Commitment and the Term Loans of the assigning Lender; and (c) upon the consummation of each such assignment the assigning Lender shall pay Agent an administrative fee of $3,500. The administrative fee referred to in clause (c) of the preceding sentence shall not apply to an assignment from a Lender to an Affiliate of such Lender. In the case of an assignment authorized under this subsection 8.1, the assignee shall have, to
                                --------------
          the extent of such assignment, the same rights, benefits and obligations as it would if it were an initial Lender hereunder. The assigning Lender shall be relieved of its obligations hereunder with respect to its Pro Rata Share of the Revolving Loan Commitment and Acquisition Loan Commitment or assigned portion thereof. The Loan Parties hereby acknowledge and agree that any assignment will give rise to a direct obligation of Borrowers to the assignee and that the assignee shall be considered a "Lender".

               Each Lender (including Heller) may sell participations in all or any part of its Pro Rata Share of the Revolving Loan Commitment, the Acquisition Loan Commitment and the Term Loans to another Person, provided that (a) such Lender shall first obtain
                          --------
          the prior written consent of Agent, which consent shall not be unreasonably withheld; and (b) any such participation shall be in a minimum amount of $5,000,000, and provided, further, that all
                                              --------  -------
          amounts payable by Borrowers hereunder shall be determined as if that Lender had not sold such participation and the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly effecting (i) any reduction in the principal amount, interest rate or fees payable with respect to any Loan in which such holder participates; (ii) any increase of the aggregate principal amount of the Loans; (iii) any extension of the Expiry Date, any extension of the date on which any Scheduled Term Installment or Scheduled Acquisition Installment is to be paid or any extension of any date fixed for any payment of interest or fees payable with respect to any Loan in which such holder participates; (iv) any change of the percentage of Lenders which shall be required for Lenders or any of them to take any action hereunder; (v) any release of Collateral (except if the sale, disposition or release of such Collateral is permitted under subsection 3.7 or 8.2 or any other Loan Document); (v) any
          --------------    ----
          amendment or waiver of this subsection 8.1 or the definitions of
                                      --------------
          the terms used in this subsection 8.1 insofar as the definitions
                                 --------------
          affect the substance of this subsection 8.1; (vi) any consent to
                                       --------------
          the assignment, delegation or other transfer by any Loan Party or any of its rights and obligations under any Loan Document; (vii) any change in the form in which interest is required to be paid; and (viii) any change of any advance rate set forth in the Borrowing Base Certificate. The Loan Parties hereby acknowledge and agree that any participation will give rise to a direct obligation of Borrowers to the participant, and the participant shall for purposes of subsection 1.8, subsection 1.9, subsection
                                --------------  --------------  ----------
          8.4 and subsection 9.1 be considered to be a "Lender".
          ---     --------------

                    Except as otherwise provided in this subsection 8.1 no
                                                         --------------
          Lender shall, as between Borrowers and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of a participation in, all or any part of the Loans, the Notes or other Obligations owed to such Lender. Each Lender may furnish any information concerning any Loan Party and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to the provisions of subsection 9.13.
                                       ----------------

                    Each Borrower agrees that it will use its best efforts to assist and cooperate with Agent and any Lender in any manner reasonably requested by Agent or such Lender to effect the sale of a participation or an assignment described above, including, without limitation, assistance in the preparation of appropriate disclosure documents or placement memoranda.

                    Agent shall provide Borrower Representative with written notice of the name and address of any new Lender after the date hereof.

                    Notwithstanding anything contained in this agreement to the contrary, so long as the Requisite Lender shall remain capable of making LIBOR Loans, no Person shall become a "Lender" hereunder unless such Person shall also be capable of making LIBOR Loans.

                    8.2  Agent.
                         -----

                    (A)  Appointment.  Each Lender hereby designates and
                         -----------
          appoints Heller as its Agent under this Agreement and the other Loan Documents, and each Lender hereby irrevocably authorizes Agent to take such action or to refrain from taking such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto. Agent is authorized and empowered to amend, modify, or waive any provisions of this Agreement or the other Loan Documents on behalf of Lenders subject to the requirement that certain of Lenders' consent be obtained in certain instances as provided in subsections 8.2, 8.3 and 9.2.
                                           ----------------------------
          Agent agrees to act as such on the express conditions contained in this subsection 8.2. The provisions of this subsection 8.2
                  --------------                          --------------
          are solely for the benefit of Agent and Lenders and no Loan Party shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, Agent shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Loan Party. Agent may perform any of its duties hereunder, or under the Loan Documents, by or through its agents or employees.

                    (B)  Nature of Duties.  The duties of Agent shall be
                         ----------------
          mechanical and administrative in nature. Agent shall not have by reason of this Agreement a fiduciary relationship in respect of
          any Lender.   Nothing in this Agreement or any of the Loan
          Documents, express or implied, is intended to or shall be construed to impose upon Agent any obligations in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of any Borrower or any other Loan Party in connection with the extension of credit hereunder and shall make its own appraisal of the creditworthiness of any Borrower or any other Loan Party, and Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto (other than as expressly required herein). If Agent seeks the consent or approval of any Lenders to the taking or refraining from taking any action hereunder, then Agent shall send notice thereof to each Lender. Agent shall promptly notify each Lender any time that the Requisite Lenders have instructed Agent to act or refrain from acting pursuant hereto.

                    (C)  Rights, Exculpation, Etc.  Neither Agent nor any
                         -------------------------
          of its officers, directors, employees or agents shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Loan Documents, or in connection herewith or therewith, except that Agent shall be liable with respect to its own gross negligence or willful misconduct. Agent shall not be liable for any apportionment or distribution of payments made by it in good faith and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them). In performing its functions and duties hereunder, Agent shall exercise the same care which it would in dealing with loans for its own account, but Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, or sufficiency of this Agreement or any of the Loan Documents or the transactions contemplated thereby, or for the financial condition of any Loan Party. Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents or the financial condition of any Loan Party, or the existence or possible existence of any Default or Event of Default. Agent may at any time request instructions from Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents Agent is permitted or required to take or to grant, and if such instructions are promptly requested, Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from Requisite Lenders or all of the Lenders, as applicable. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting under this Agreement, the Notes, or any of the other Loan Documents in accordance with the instructions of Requisite Lenders.

                    (D)  Reliance.  Agent shall be entitled to rely, and
                         --------
          shall be fully protected in relying, upon any written or oral notices, statements, certificates, orders or other documents or any telephone message or other communication (including any writing, telex, telecopy or telegram) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it. Agent shall be entitled to rely upon the advice of legal counsel, independent accountants, and other experts selected by Agent in its sole discretion.

                    (E)  Indemnification.  Lenders will reimburse and
                         ---------------
          indemnify Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, attorneys' fees and expenses), advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by Agent under this Agreement or any of the Loan Docu-ments, in proportion to each Lender's Pro Rata Share; provided,
                                                                --------
          however, that no Lender shall be liable for any portion of such
          -------
          liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements resulting from Agent's gross negligence or willful misconduct.
          If any indemnity furnished to Agent for any purpose shall, in the opinion of Agent, be insufficient or become impaired, Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The obligations of Lenders under this subsection
                                                            ----------
          8.2(E) shall survive the payment in full of the Obligations and
          ------
          the termination of this Agreement.

                    (F)  Heller Individually.  With respect to its
                         -------------------
          obligations under the Revolving Loan Commitment, Acquisition Loan Commitment, the Loans made by it, and the Notes issued to it, Heller shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders" or "Requisite Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include Heller in its individual capacity as a Lender or one of the Requisite Lenders. Heller may lend money to, acquire equity or other ownership interests in, and generally engage in any kind of banking, trust or other business with any Loan Party as if it were not acting as Agent pursuant hereto.

                    (G)  Successor Agent.
                         ---------------

                         (1)  Resignation.  Agent may resign from the
                              -----------
          performance of all its agency functions and duties hereunder at any time by giving at least thirty (30) Business Days' prior written notice to Borrower Representative and the Lenders. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clause (2) below or as otherwise provided below.

                         (2)  Appointment of Successor.  Upon any such
                              ------------------------
          notice of resignation pursuant to clause (1) above, Requisite Lenders shall, upon receipt of a Borrower Representative's prior consent which shall not be unreasonably withheld, appoint a successor Agent. If a successor Agent shall not have been so appointed within the thirty (30) Business Day period, referred to in clause (1) above, the retiring Agent, upon notice to Borrower Representative, shall then appoint a successor Agent who shall serve as Agent until such time, if any, as Requisite Lenders, upon receipt of a Borrower Representative's prior written consent which shall not be unreasonably withheld, appoint a successor Agent as provided above.

                         (3)  Successor Agent.  Upon the acceptance of any
                              ---------------
          appointment as Agent under the Loan Documents by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Agent's resignation as Agent under the Loan Documents, the provisions of this subsection 8.2 shall inure to its benefit
                                 --------------
          as to any actions taken or omitted to be taken by it while it was Agent under the Loan Documents.

                    (H)  Collateral Matters.
                         ------------------

                         (1)  Release of Collateral.  Lenders hereby
                              ---------------------
          irrevocably authorize Agent, at its option and in its discretion, to release any Lien granted to or held by Agent upon any property covered by the Security Documents (i) upon termination of the Revolving Loan Commitment and the Acquisition Loan Commitment and payment and satisfaction of all Obligations (other than contingent indemnification obligations to the extent no claims giving rise thereto have been asserted); (ii) constituting property being sold or disposed of if each Borrower certifies to Agent that the sale or disposition is made in compliance with the provisions of this Agreement (and Agent may rely in good faith conclusively on any such certificate, without further inquiry);
          (iii) constituting property leased to any Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by such Borrower to be, renewed or extended; or (iv) in accordance with the provisions of the succeeding sentence. Agent may release or compromise any Collateral and the proceeds thereof having a value not greater than ten percent (10%) of the total book value of all Collateral, either in a single transaction or in a series of related transactions, with the consent of Lenders owning an aggregate of at least eighty percent (80%) of the Revolving Loan Commitment, the Acquisition Loan Commitment (after the third anniversary of the Closing Date, the outstanding Acquisition Loans) and the outstanding Term Loans, provided that in no event will Agent,
                                  --------
          acting under the authority granted to it pursuant to this sentence, release or compromise Collateral or the proceeds thereof having a total book value in excess of twenty percent (20%) of the book value of all Collateral, as determined by Agent, during any calendar year.

                         (2)  Confirmation of Authority; Execution of
                              ---------------------------------------
          Releases.  Without in any manner limiting Agent's authority to
          --------
          act without any specific or further authorization or consent by Lenders (as set forth in subsection 8.2(H)(1)), each Lender
                                   --------------------
          agrees to confirm in writing, upon request by Agent or Borrower Representative, the authority to release any property covered by the Security Documents conferred upon Agent under clauses (i) through (iii) of subsection 8.2(H)(1). Upon receipt by Agent of
                           --------------------
          confirmation from the requisite percentage of Lenders required by subsection 8.2(H)(1), if any, of its authority to release or
          --------------------
          compromise any particular item or types of property covered by the Security Documents, and upon at least ten (10) Business Days prior written request by Borrower Representative, Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release or compromise of the Liens granted to Agent, for the benefit of Agent and Lenders, upon such Collateral, provided that (i) Agent
                                                   --------
          shall not be required to execute any such document on terms which, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release or compromise of such Liens without recourse or warranty, and (ii) such release or compromise shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of any Loan Party, in respect of), all interests retained by any Loan Party, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the property covered by the Security Documents.

                         (3)  Absence of Duty.  Agent shall have no
                              ---------------
          obligation whatsoever to any Lender or any other Person to assure that the property covered by the Security Documents exists or is owned by any Loan Party or is cared for, protected or insured or has been encumbered or that the Liens granted to Agent have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this subsection 8.2(H) or in any of the Loan Documents,
                        -----------------
          it being understood and agreed that in respect of the property covered by the Security Documents or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its discretion, given Agent's own interest in property covered by the Security Documents as one of the Lenders and that Agent shall have no duty or liability whatsoever to any of the other Lenders, provided that Agent shall exercise the same
                                --------
          care which it would in dealing with loans for its own account.

                    (I)  Agency for Perfection.  Agent and each Lender
                         ---------------------
          hereby appoint each other Lender as agent for the purpose of perfecting Agent's security interest in assets which, in accordance with Article 9 of the Uniform Commercial Code in any
                          ---------
          applicable jurisdiction, can be perfected only by possession. Should any Lender (other than Agent) obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor, shall deliver such Collateral to Agent or in accordance with Agent's instructions. Each Lender agrees that it will not have any right individually to enforce or seek to enforce any Security Document or to realize upon any collateral security for the Loans, unless instructed to do so by Agent, it being understood and agreed that such rights and remedies may be exercised only by Agent.

                    (J)  Dissemination of Information.  Agent will use its
                         ----------------------------
          best efforts to provide Lenders with any information received by Agent from any Loan Party which is required to be provided to a Lender hereunder, provided that Agent shall not be liable to
                            --------
          Lenders for any failure to do so, except to the extent that such failure is attributable to Agent's gross negligence or willful misconduct.

                    8.3  Amendments, Consents and Waivers for Certain
                         --------------------------------------------
          Actions.
          -------

                    (A)  Except as otherwise provided in this subsection
                                                              ----------
          8.3, in subsection 9.2 or in any Assignment and Acceptance
          ---     --------------
          Agreement and except as to matters set forth in other subsections hereof or in any other Loan Document as requiring only Agent's consent, the consent of Requisite Lenders and the Loan Parties will be required to amend, modify, terminate, or waive any provision of this Agreement or any of the other Loan Documents.

                    (B) In the event Agent requests the consent of a Lender and does not receive a written consent or denial thereof within ten (10) Business Days after such Lender's receipt of such request, then such Lender will be deemed to have denied the giving of such consent.

                    (C) If, in connection with any proposed amendment, modification, termination or waiver of any of the provisions of this Agreement as contemplated by clauses (a) through (i) of the first proviso of subsection 9.2, the consent of Requisite Lenders
                           --------------
          is obtained but the consent of one or more other Lenders whose consent is required is not obtained, then Borrowers shall have the right, so long as all non-consenting Lenders are treated as described in clauses (A) or (B) below, to either (A) replace each such non-consenting Lender with one or more Replacement Lenders pursuant to subsection 1.10(A) so long as each such Replacement
                      ------------------
          Lender consents to the proposed amendment, modification, termination or waiver or (B) terminate such non-consenting Lender's Pro Rata Share of the Revolving Loan Commitment and Acquisition Loan Commitment and prepay in full its Obligations to such non-consenting Lender, in accordance with subsection
                                                         ----------
          1.10(B).
          -------

                    8.4  Set Off and Sharing of Payments.  In addition to
                         -------------------------------
          any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default, each Lender is hereby authorized by the Loan Parties at any time or from time to time, with reasonably prompt subsequent notice to Borrower Representative (any prior or contemporaneous notice being hereby expressly waived) to set off and to appropriate and to apply any and all (A) balances held by such Lender at any of its offices for the account of any Loan Party (regardless of whether such balances are then due to such Loan Party or any of its Subsidiaries), and (B) other property at any time held or owing by such Lender to or for the credit or for the account of any Loan Party or any of its Subsidiaries, against and on account of any of the Obligations; except that no Lender shall exercise any such right without the prior written consent of Agent. Any Lender exercising a right to set off shall, to the extent the amount of any such set off exceeds its Pro Rata Share of the amount set off, purchase for cash (and the other Lenders shall sell) interests in each such other Lender's Pro Rata Share of the Obligations as would be necessary to cause such Lender to share such excess with each other Lender in accordance with their
          respective Pro Rata Shares.   Loan Parties agree, to the fullest
          extent permitted by law, that any Lender may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Obligations and upon doing so shall deliver such excess to the Agent for the benefit of all Lenders in accordance with their Pro Rata Shares.

                    8.5  Disbursement of Funds.  Agent may, on behalf of
                         ---------------------
          Lenders, disburse funds to Borrowers for Loans requested. Each Lender shall reimburse Agent on demand for all funds disbursed on its behalf by Agent, or if Agent so requests, each Lender will remit to Agent its Pro Rata Share of any Loan before Agent disburses same to Borrowers. If Agent elects to require that each Lender make funds available to Agent, prior to a disbursement by Agent to Borrowers, Agent shall advise each Lender by telephone or telecopy of the amount of such Lender's Pro Rata Share of the Loan requested by any Borrower no later than 1:00 p.m. Chicago, Illinois time on the Funding Date applicable thereto, and each such Lender shall pay Agent such Lender's Pro Rata Share of such requested Loan, in same day funds, by wire transfer to Agent's account on such Funding Date. If any Lender fails to pay the amount of its Pro Rata Share within one (1) Business Day after Agent's demand, Agent shall promptly notify Borrower Representative, and Borrowers shall immediately repay such amount to Agent. Any repayment required pursuant to this subsection 8.5 shall be without premium or
                           --------------
          penalty.  Nothing in this subsection 8.5 or elsewhere in this
                                    --------------
          Agreement or the other Loan Documents, including without limitation the provisions of subsection 8.6, shall be deemed to
                                       --------------
          require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that Agent or Borrowers may have against any Lender as a result of any default by such Lender hereunder.

                    8.6  Disbursements of Advances; Payment.
                         ----------------------------------

                    (A)  Revolving Loan Advances, Payments and Settlements;
                         -------------------------------------------------
           Interest and Fee Payments.
          --------------------------

                         (1) The Revolving Loans balance may fluctuate from day to day through Agent's disbursement of funds to, and receipt of funds from, Borrowers. In order to minimize the frequency of transfers of funds between Agent and each Lender notwithstanding terms to the contrary set forth in Section 1 or
                                                             ---------
          subsection 8.5, Revolving Loan advances and payments will be
          --------------
          settled among Agent and Lenders according to the procedures described in this subsection 8.6. Notwithstanding these
                            ---------------
          procedures, each Lender's obligation to fund its portion of any advances made by Agent to Borrowers will commence on the date such advances are made by Agent. Such payments will be made by such Lender without set-off, counterclaim or reduction of any kind.

                         (2) On the second (2nd) Business Day of each week, or more frequently (including daily), if Agent so elects (each such day being a "Settlement Date"), Agent will advise each Lender by telephone or telecopy of the amount of each such Lender's Pro Rata Share of the Revolving Loans balance as of the close of business of the second (2nd) Business Day immediately preceding the Settlement Date. In the event that payments are necessary to adjust the amount of such Lender's required Pro Rata Share of the Revolving Loans balance to such Lender's actual Pro Rata Share of the Revolving Loans balance as of any Settlement Date, the party from which such payment is due will pay the other, in same day funds, by wire transfer to the other's account not later than 3:00 p.m. Chicago, Illinois time on the Business Day following the Settlement Date.

                         (3)  For purposes of this subsection 8.6(A)(3),
                                                   --------------------
          the following terms and conditions will have the meanings indicated:

                    (a) "Daily Loan Balance" means an amount calculated as of the end of each calendar day by subtracting (i) the cumulative principal amount paid by Agent to a Lender on a Loan from the Closing Date through and including such calendar day, from (ii) the cumulative principal amount on a Loan advanced by such Lender to Agent on that Loan from the Closing Date through and including such calendar day.

                    (b) "Daily Interest Rate" means an amount calculated by dividing the interest rate payable to a Lender on a Loan (as set forth in subsection 1.2) as of each calendar day by three
                       --------------
          hundred sixty (360) days.

                    (c) "Daily Interest Amount" means an amount calculated by multiplying the Daily Loan Balance of a Loan by the associated Daily Interest Rate on that Loan.

                    (d) "Interest Ratio" means a number calculated by dividing the total amount of the interest on a Loan received by Agent with respect to the immediately preceding month by the total amount of interest on that Loan due from Borrowers during the immediately preceding month.

          On the first (1st) Business Day of each month ("Interest Settlement Date"), Agent will advise each Lender by telephone, telex, or telecopy of the amount of such Lender's Pro Rata Share of interest and fees on each of the Loans as of the end of the last day of the immediately preceding month. Provided that such Lender has made all payments required to be made by it under this Agreement, Agent will pay to such Lender, by wire transfer to such Lender's account (as specified by such Lender on the signature page of this Agreement or the applicable Assignment and Acceptance Agreement, as amended by such Lender from time to time after the date hereof pursuant to the notice provisions contained herein or in the applicable Assignment and Acceptance Agreement) not later than 3:00 p.m. Chicago, Illinois time on the next Business Day following the Interest Settlement Date, such Lender's Pro Rata Share of interest and fees on each of the Loans. Such Lender's Pro Rata Share of interest on each Loan will be calculated for that Loan by adding together the Daily Interest Amounts for each calendar day of the prior month for that Loan and multiplying the total thereof by the Interest Ratio for that Loan. Such Lender's Pro Rata Share of each of the commitment fee described in subsection 1.2(B) and the Risk
                                      -----------------
          Participation Liability fee described in subsection 1.2(C) shall
                                                   -----------------
          be paid and calculated in a manner consistent with the payment and calculation of interest as described in this subsection
                                                           ----------
          8.6(A).
          ------

                    (B)  Term Loans and Acquisition Loans Principal
                         ------------------------------------------
          Payments.  Payments of principal of the Term Loans and the
          --------
          Acquisition Loans will be settled on date of receipt by Agent on the first Business Day of a month and on the first Business Day of the following month if received by agent after the first Business Day of a month.

                    (C)  Availability of Lender's Pro Rata Share.
                         ---------------------------------------

                         (1) Unless Agent shall have received notice from a Lender prior to a Funding Date that such Lender will not make available its Pro Rata Share of a Loan requested by Borrower Representative, Agent may assume that such Lender has made such amount available to Agent on the Business Day following the next Settlement Date. If a Lender has not in fact made its Pro Rata Share available to the Agent on such date, then such Lender and Borrowers severally agree to pay Agent forthwith on demand such amount without set-off, counterclaim or deduction of any kind, together with interest thereon, for each day from and including the date such amount is made available to Agent by such Lender to but excluding the date of payment to Agent, at (a) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by Agent in accordance with banking industry rules on interbank compensation or (b) in the case of Borrowers, the interest rate applicable under this Agreement with respect to such Loan. Until any such amount is paid to Agent, Agent shall not be obligated to submit to such Lender any payment made by Borrowers to Agent with respect to any Loan or any fees or other payments with respect thereto.

                         (2)  Nothing contained in this subsection 8.6(C)
                                                        -----------------
          will be deemed to relieve a Lender of its obligation to fulfill its commitments or to prejudice any rights Agent or Borrowers may have against such Lender as a result of any default by such Lender under this Agreement.

                         (3)  Without limiting the generality of the
          foregoing, each Lender shall be obligated to fund its Pro Rata Share of any Revolving Loans or Acquisition Loans made after any Event of Default or acceleration of the obligations with respect to any draw on a Lender Letter of Credit or a Risk Participation Agreement.

                    (D)  Return of Payments
                         ------------------

                         (1) If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrowers and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender without set-off, counterclaim or deduction of any kind together with interest thereon, for each day from and including the date such amount is made available by Agent to such Lender to but excluding the date of repayment to Agent, at the greater of the Federal Funds Effective Rate and a rate determined by Agent in accordance with banking industry rules on interbank compensation.

                         (2) If Agent determines at any time that any amount received by Agent under this Agreement must be returned to Borrowers or paid to any other person pursuant to any requirement of law, court order or otherwise, then, notwithstanding any other term or condition of this Agreement, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to Borrowers or such other Person, without set-off, counterclaim or deduction of any kind.


                                      SECTION 9

                                    MISCELLANEOUS

                    9.1  Indemnities. Each Loan Party jointly and severally
                         -----------
          agrees to indemnify, pay and hold Agent, each Lender and their respective affiliates, officers, directors, employees, agents, advisors and attorneys (each an "Indemnitee", and collectively, "Indemnitees") from and against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits and expenses (including, without limitation, reasonable fees and expenses of counsel) whatsoever that may be imposed on, incurred by, or asserted or awarded against any Indemnitee, in each case, as a result of its being a party to this Agreement or the transactions consummated pursuant to this Agreement or arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with (a) the Deflecta Acquisition or any related transaction of any Loan Party or any of their respective Subsidiaries or Affiliates, (b) any Permitted Acquisition or proposed acquisition or similar business combination or proposed business combination by Holdings, any Borrower or any of their respective Subsidiaries or their Affiliates of all or any portion of the shares of capital stock or all or substantially all of the property and assets of any other Person, (c) any use made or proposed to be made with the proceeds of the Loans or (d) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of their respective Subsidiaries or any Environmental Claims or proceedings relating in any way to any Loan Party or any of their respective Subsidiaries or any of their respective properties, in each case, whether or not such investigations, litigation or proceeding is brought by Holdings, any Borrower, any of their respective shareholders or creditors or an Indemnitee or an Indemnitee is otherwise a party thereto and whether or not the Deflecta Acquisition is consummated, except to the extent such liability, obligation, loss, damage, penalty, action, judgment, suit, claim or expense is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnitee gross negligence or willful misconduct. Each Loan Party jointly and severally further agrees that no Indemnitee shall have any liability (whether direct or indirect, in contract or tort or otherwise) to any Loan Party or any of their respective Subsidiaries arising out of, related to or in connection with the Deflecta Acquisition or any of the transactions contemplated herein or in the Loan Documents, except for direct, as opposed to consequential, damages determined in a final nonappealable judgment by a court of competent jurisdiction to have resulted form such Indemnitee's gross negligence or willful misconduct. This subsection 9.1 and other indemnification provisions
               --------------
          contained within the Loan Documents shall survive the termination of this Agreement.

                    9.2  Amendments and Waivers.  Except as otherwise
                         ----------------------
          provided herein, no amendment, modification, termination or waiver of any provision of this Agreement, the Notes or any of the other Loan Documents, or consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by Requisite Lenders (or Agent, if expressly set forth herein, in any Note or in any other Loan Document) and the applicable Loan Party; provided, that except to
                                                   --------
          the extent permitted by the applicable Assignment and Acceptance Agreement, no amendment, modification, termination or waiver shall, unless in writing and signed by all Lenders, do any of the following: (a) increase any Lender's Pro Rata Share of the Revolving Loan Commitment or the Acquisition Loan Commitment; (b) reduce the principal of, rate of interest on or fees payable with respect to any Loan; (c) extend the Expiry Date, extend the date on which any Scheduled Term Installment or Scheduled Acquisition Installment is to be paid or extend any date fixed for any payment of interest or fees; (d) change the percentage of Lenders which shall be required for Lenders or any of them to take any action hereunder; (e) release Collateral (except if the sale, disposition or release of such Collateral is permitted under subsection 3.7 or 8.2 or any other Loan Document); (f) amend or
          --------------    ---
          waive this subsection 9.2 or the definitions of the terms used in
                    --------------
          this subsection 9.2 insofar as the definitions affect the
               --------------
          substance of this subsection 9.2; (g) consent to the assignment,
                            --------------
          delegation or other transfer by any Loan Party of any of its rights and obligations under any Loan Document; (h) change the form in which interest is required to be paid; and (i) increase the advance rates set forth in the Borrowing Base Certificate; and provided, further, that no amendment, modification,
              --------  -------
          termination or waiver affecting the rights or duties of Agent under any Loan Document shall in any event be effective, unless in writing and signed by Agent, in addition to Lenders required hereinabove to take such action. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver shall be required for Agent to take additional Collateral pursuant to any Loan Document. No amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the holder of that Note. No notice to or demand on any Borrower or any other Loan Party in any case shall entitle any other Loan Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 9.2 shall be binding upon each holder of the Notes at
          --------------
          the time outstanding, each future holder of the Notes, and, if signed by a Loan Party, on such Loan Party.

                    9.3  Notices.  Any notice or other communication
                         -------
          required shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied, sent by overnight courier service or U.S. mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. Chicago, Illinois time; (c) if delivered by overnight courier, two (2) days after delivery to the courier properly addressed; or (d) if delivered by U.S. mail, four (4) Business Days after deposit with postage prepaid and properly addressed.

                    Notices shall be addressed as follows:

               If to Holdings, Borrowers
                and Active Subsidiaries:  LUND INTERNATIONAL HOLDINGS, INC.
                                      911 Lund Boulevard
                                      Anoka, Minnesota 55303
                                      ATTN: President
                                      Telephone.: (612) 576-4208
                                      Telecopy:    (612) 576-4296

               With a copy to:        Reid & Priest LLP
                                      40 West 57th Street
                                      New York, New York 10019-4097
                                      ATTN: Steven L. Wasserman, Esq.
                                      Telecopy:   (212) 603-2001
                                      Telephone: (212) 603-6790

               If to Agent or Heller:     HELLER FINANCIAL, INC.
                                      500 West Monroe Street
                                      Chicago, Illinois  60661
                                      ATTN:  Account Manager
                                      Corporate Finance Group
                                      Telecopy:   (312) 441-7367

               With a copy to:        HELLER FINANCIAL, INC.
                                      500 West Monroe Street
                                      Chicago, Illinois 60661
                                      ATTN:  Legal Department
                                      Corporate Finance Group
                                      Telecopy:   (312) 441-7367

               If to Dresner Bank AG,
               New York and Grand
               Cayman Branches:       DRESDNER BANK AG, NEW YORK AND
                                      GRAND CAYMAN BRANCHES
                                      75 Wall Street
                                      New York, New York 10005
                                      ATTN: Anthony J. Berti and
                                            Benjamin Marzouk
                                      Telecopy:   (212) 429-2781
                                      Telephone: (212) 429-2247

               With a copy to:        Latham & Watkins
                                      885 Third Avenue
                                      New York, New York 10023
                                      ATTN: Carlos Alvarez, Esq.
                                      Telecopy:   (212) 751-4864
                                      Telephone: (212) 906-1269

               If to a Lender:        To the address set forth on the
                                      signature page hereto or in the
                                      applicable Assignment and Acceptance
                                      Agreement.

                    9.4  Failure or Indulgence Not Waiver; Remedies
                         ------------------------------------------
           Cumulative.  No failure or delay on the part of Agent or any
          -----------
          Lender to exercise, nor any partial exercise of, any power, right or privilege hereunder or under any other Loan Documents shall impair such power, right, or privilege or be construed to be a waiver of any Default or Event of Default. All rights and remedies existing hereunder or under any other Loan Document are cumulative to and not exclusive of any rights or remedies otherwise available.

                    9.5  Marshalling; Payments Set Aside.  Neither Agent
                         -------------------------------
          nor any Lender shall be under any obligation to marshall any assets in payment of any or all of the Obligations. To the extent that Borrowers make payments or Agent enforces its Liens or Agent or any Lender exercises its right of set-off, and such payment(s) or the proceeds of such enforcement or set-off is subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid by anyone, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

                    9.6  Severability.  The invalidity, illegality, or
                         ------------
          unenforceability in any jurisdiction of any provision under the Loan Documents shall not affect or impair the remaining provisions in the Loan Documents.

                    9.7  Lenders' Obligations Several; Independent Nature
                         ------------------------------------------------
           of Lenders' Rights.  The obligation of each Lender hereunder is
          -------------------
          several and not joint and no Lender shall be responsible for the obligation or commitment of any other Lender hereunder. In the event that any Lender at any time should fail to make a Loan as herein provided, the Lenders, or any of them, at their sole option, may make the Loan that was to have been made by the Lender so failing to make such Loan. Nothing contained in any Loan Document and no action taken by Agent or any Lender pursuant hereto or thereto shall be deemed to constitute Lenders to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt.

                    9.8  Headings.  Section and subsection headings are
                         --------
          included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes or be given substantive effect.

                    9.9  Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED
                         --------------
          BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                    9.10 Successors and Assigns.  This Agreement shall be
                         ----------------------
          binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that no Loan Party may assign its rights or obligations hereunder without the prior written consent of all Lenders.

                    9.11 No Fiduciary Relationship.  No provision in the
                         -------------------------
          Loan Documents and no course of dealing between the parties shall be deemed to create any fiduciary duty owing to any Loan Party by Agent or any Lender.

                    9.12 Construction.  Agent, each Lender and each Loan
                         ------------
          Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review the Loan Documents with its legal counsel and that the Loan Documents shall be construed as if jointly drafted by Agent, each Loan Party and each Lender.

                    9.13 Confidentiality.  Agent and each Lender agree to
                         ---------------
          exercise their best efforts to keep any non-public information delivered pursuant to the Loan Documents confidential from Persons other than those employed by or engaged by Agent or such Lender and those employed by or engaged by Agent's or such Lender's assignees or participants, or potential assignees or participants. This subsection shall not apply to disclosures required to be made by Agent or any Lender to any regulatory or governmental agency or pursuant to legal process.

                    9.14 CONSENT TO JURISDICTION.  EACH LOAN PARTY HEREBY
                         -----------------------
          CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH LOAN PARTY EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH LOAN PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON HOLDINGS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO HOLDINGS, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

                    9.15 WAIVER OF JURY TRIAL.  EACH LOAN PARTY, AGENT  AND
                         --------------------
          EACH LENDER HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. EACH LOAN PARTY, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH LOAN PARTY, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

                    9.16 Survival of Warranties and Certain Agreements.
                         ---------------------------------------------
          All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the making of the Loans and the execution and delivery of the Notes. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Borrowers set forth in subsections 1.3(C), 1.8, 1.9 and 9.1 shall survive the payment of
          ----------------------------     ---
          all of the Loans.

                    9.17 Entire Agreement.  This Agreement, all of the
                         ----------------
          Notes and the other Loan Documents referred to herein embody the entire agreement among the parties hereto and supersede all prior commitments, agreements, representations, and understandings, whether oral or written, relating to the subject matter hereof, and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto.

                    9.18 Counterparts; Effectiveness.  This Agreement and
                         ---------------------------
          any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one in the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.


                                      SECTION 10

                                     DEFINITIONS

                    10.1 Certain Defined Terms.  The terms defined below
                         ---------------------
          are used in this Agreement as so defined. Terms defined in the preamble and recitals to this Agreement are used in this Agreement as so defined.

                    "Acquisition Costs" means the price, cost and expenses payable in connection with a Permitted Acquisition, including all transaction costs and all Indebtedness, liabilities and contingent obligations incurred or assumed in connection therewith, less any part of such price paid with the proceeds
                     ----
          from the issuance of equity securities.

                    "Acquisition Note" means each note of Borrowers in substantially the form of Exhibit 10.1(A), as applicable, issued
                                    --------------
          pursuant to subsection 1.1(E)(iv).
                      ---------------------

                    "Adjustment Date" shall mean each March 1, June 1, September 1, or December 1 of each year during the term hereof.

                    "Affiliate" means any Person: (a) directly or indirectly controlling, controlled by, or under common control with, any Loan Party; (b) directly or indirectly owning or holding five percent (5%) or more of any equity interest in any Loan Party; or (c) five percent (5%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by any Loan Party. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession directly or indirectly of the power to direct or cause the direction of management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise.

                    "Agent" means Heller in its capacity as agent for the Lenders under this Agreement and each of the other Loan Documents and any successor in such capacity appointed pursuant to subsection 8.2.
          ---------------

                    "Agreement" means this Credit Agreement (including all schedules and exhibits hereto), as the same may from time to time be amended, supplemented or otherwise modified.

                    "Asset Disposition" means the disposition, whether by sale, lease, transfer, loss, damage, destruction, condemnation or otherwise, of any of the assets of any Loan Party or any of its Subsidiaries other than (x) sales of inventory in the ordinary course of business and (y) the sale or disposition of the Indianola Property and the Corydon Property.

                    "Assignment and Acceptance Agreement" means an agreement among Agent, a Lender and such Lender's assignee regarding their respective rights and obligations with respect to assignments of the Loans, the Commitments and other interests under this Agreement and the other Loan Documents substantially in the form of Exhibit 10.1(B).
                         ---------------

                    "Bank Letter of Credit" means each letter of credit issued by a bank acceptable to and approved by Agent for the account of any Borrower and supported by a Risk Participation Agreement.

                    "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect and all rules and regulations promulgated thereunder.

                    "Borrower" or "Borrowers" shall have the meaning ascribed to that term in the preamble of this Agreement.

                    "Business Day" means (a) for all purposes other than as covered by clause (b) below, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the Commonwealth of Pennsylvania or the State of Illinois, or is a day on which banking institutions located in any such states are closed, and (b) with respect to all notices, determinations, fundings and payments in connection with Loans bearing interest at the LIBOR, any day that is a Business Day described in clause
          (a) above and that is also a day for trading by and between banks in Dollar deposits in the applicable interbank LIBOR market.

                    "Capital Leases" means any lease of any property (whether real, personal or mixed) that, in conformity with GAAP, should be accounted for as a capital lease.

                    "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

                    "Closing Date" means February 27, 1998.

                    "Collateral" means, collectively: (a) all capital stock and other property pledged pursuant to the Security Documents;
          (b) all "Collateral" as defined in the Security Documents;
          (c) all real property mortgaged pursuant to the Security Documents; and (d) any property or interest provided in addition to or in substitution for any of the foregoing.

                    "Commitment" or "Commitments" means the commitment or commitments of a Lender or Lenders to make Loans as set forth in subsection 1.1(A), subsection 1.1(B), and/or 1.1(C).
          ---------------------------------------------------

                    "Consulting Agreement" means the Consulting Agreement dated March 31, 1997 by and between Old World Industries, Inc. ("Old World") and LII, as amended, supplemented or otherwise modified from time to time; provided, that any such amendment,
                                      --------
          supplement or modification relating to fees or commissions to be paid by LII to Old World or expenses incurred by Old World shall be approved by Agent in advance in writing.

                    "Corydon Property" means the real estate located at 314 East Jefferson, Corydon, Iowa 50060.

                    "Default" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

                    "Deflecta Acquisition" means the acquisition by Zephyros of Deflecta by means of the Tender Offer and the Merger as provided and pursuant to the Deflecta Acquisition Documents.

                    "Deflecta Acquisition Documents" means the Tender Offer Documents, the Merger Agreement, and all other documents and information sent by Holdings, Zephyros or Deflecta to the stockholders of Deflecta or filed with the SEC in connection with the Deflecta Acquisition.

                    "Deflecta Subsidiaries" means each of Autotron, DFM, BAC, Trailmaster and Delta.

                    "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is
                                ------------
          maintained for employees of any Loan Party or its Subsidiaries or any ERISA Affiliate or (b) has at any time within the preceding six (6) years been maintained for the employees of any Loan Party or its Subsidiaries or any current or former ERISA Affiliate.

                    "Environmental Claims" means claims, liabilities, investigations, litigation, administrative proceedings, judgments or orders relating to Hazardous Materials.

                    "Environmental Indemnity Agreement" means the environmental indemnity agreement to be executed and delivered by each Loan Party, in form and substance reasonably acceptable to Agent, as such agreement may hereafter be amended, restated, supplemented or otherwise modified from time to time.

                    "Environmental Laws" means any present or future international or transnational law, federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of human health or safety, plant life or animal life, natural resources or the environment, including without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, threatened release, release or discharge or Hazardous Materials.

                    "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

                    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

                    "ERISA Affiliate", as applied to any Loan Party, means any Person who is a member of a group which is under common control with any Loan Party, who together with any Loan Party is treated as a single employer within the meaning of Section 414(b)
                                                             --------------
           and (c) of the IRC.
          --------

                    "Expiry Date" means the earlier of (a) the acceleration of the Obligations pursuant to subsection 6.3, (b)(i) December
                                         --------------
          31, 2002 for Revolving Loans and the Revolving Loan Commitment,
          (ii) December 31, 2002 for the Term Loan A, (iii) December 31, 2004 for the Term Loan B, (iv) December 31, 2004 for the Acquisition Loans, and (v) December 31, 2000 for the Acquisition Loan Commitment, or (c) December 31, 2004.

                    "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100th of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100th of 1%) of the quotations for such day for such transactions received by Agent from three Federal funds brokers of recognized standing selected by it.

                    "Fiscal Quarter" has the meaning assigned to such term in the definition of the term "Fiscal Year."

                    "Fiscal Year" means each twelve month period ending on the last day of December in each year (with quarterly accounting periods ending on March 31, June 30, September 30 and December 31 of each Fiscal Year (each a "Fiscal Quarter").

                    "GAAP" means generally accepted accounting principles as set forth in statements from Auditing Standards No. 69 entitled "The Meaning of `Present Fairly in Conformance with Generally Accepted Accounting Principles in the Independent Auditors Reports'" issued by the Auditing Standards Board of American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination.

                    "Harvest Partners" means Harvest Partners, Inc. and any of its affiliates or associates, as such terms are defined in
          Section 203 of the Delaware General Corporation Law, as in effect on the date hereof, including without limitation, LIH Holdings. LLC, a Delaware limited liability company, and LIH Holdings II, LLC, a Delaware limited liability company.

                    "Hazardous Material" means all or any of the following
          (a) substances that are defined or listed in, or otherwise classified pursuant to, any Environmental Laws or regulations as "hazardous substances", "hazardous materials", "hazardous wastes", "toxic substances" or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, or toxicity; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; and (d) asbestos in any form or electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls.

                    "IDRB" means the Industrial Development Revenue Bonds issued pursuant to that certain Indenture of Trust ("IDRB Trust") between City of Anoka, Minnesota and First Trust National Association, Trustee, dated as of September 1, 1994 Industrial Development Revenue Bonds (Lund Industries Incorporated Projects) and the Mortgage and Security Agreement and Fixture Financing Statement ("IDRB Mortgage") from Lund Industries Incorporated, as Mortgagor, to the First Trust National Association, as Mortgagee, dated as of September 1, 1994, which IDRB Mortgage secures the repayment of the obligations of Lund Industries Incorporated under that certain Loan Agreement ("IDRB Loan Agreement") between City of Anoka, Minnesota and Lund Industries Incorporated, dated as of September 1, 1994, the payments under which have been assigned to First Trust National Association, as Trustee, under such Indenture of Trust.

                    "IDRB Documents" means all the documents executed in connection with the IDRB, including, without limitation, the IDRB Mortgage, the IDRB Indenture and the IDRB Loan Agreement.

                    "IDRB Indenture" has the meaning assigned to that term in the definition of the term "IDRB".

                    "IDRB Loan Agreement" has the meaning assigned to that term in the definition of the term "IDRB".

                    "IDRB Mortgage" has the meaning assigned to that term in the definition of the term "IDRB".

                    "IDRB Payment" has the meaning assigned to that term in the definition of the term "IDRB Reserve".

                    "Indebtedness" as applied to any Person, means: (a) all indebtedness for borrowed money; (b) that portion of obligations with respect to capital leases that is properly classified as a liability on a balance sheet in conformity with GAAP; (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money;
          (d) any obligation owed for all or any part of the deferred purchase price of property or services if the purchase price is due more than six (6) months from the date the obligation is incurred or is evidenced by a note or similar written instrument; and (e) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person.

                    "Indianola Property" means the real estate located at 1800 N. 9th Street, Indianola, Iowa.

                    "Intellectual Property" means all present and future designs, patents, patent rights and applications therefor, trademarks and registrations or applications therefor, trade names, inventions, copyrights and all applications and registrations therefor, software or computer programs, license rights, trade secrets, methods, processes, know-how, drawings, specifications, descriptions, and all memoranda, notes and records with respect to any research and development, whether now owned or hereafter acquired, all goodwill associated with any of the foregoing, and proceeds of all of the foregoing, including, without limitation, proceeds of insurance policies thereon.

                    "Intellectual Property Assignment" means the intellectual property assignment to be executed and delivered by each Loan Party, in a form reasonably acceptable to Agent, as such agreement may hereafter be amended, restated, supplemented or otherwise modified form time to time.

                    "IRC" means the Internal Revenue Code of 1986, as amended from time to time and all rules and regulations promulgated thereunder.

                    "Lender" or "Lenders" means Heller and each other financial institution listed on the signature pages hereof together with their successors and permitted assigns pursuant to subsection 8.1.
          --------------

                    "Liabilities" shall have the meaning given that term in accordance with GAAP and shall include Indebtedness.

                    "Lien" means any lien, mortgage, pledge, security interest, charge, encumbrance or governmental levy or assessment of any kind, whether voluntary or involuntary (including any conditional sale or other title retention agreement and any lease in the nature thereof), and any agreement to give any lien, mortgage, pledge, security interest, charge or encumbrance.

                    "Loan" or "Loans" means an advance or advances under the Revolving Loan Commitment, the Acquisition Loan Commitment or the Term Loans.

                    "Loan Documents" means this Agreement, all of the Notes, the Security Documents, Environmental Indemnity Agreement and all other instruments, documents and agreements executed by or on behalf of any Loan Party and delivered concurrently herewith or at any time hereafter to or for the benefit of Agent or any Lender in connection with the Loans and other transactions contemplated by this Agreement, all as amended, supplemented or modified from time to time.

                    "Loan Party" means each of Holdings, Borrowers, their respective Subsidiaries, Corporate Guarantors, and any other Person (other than Agent and each Lender) which is or becomes a party to any Loan Document (collectively, referred to as "Loan Parties").

                    "Lund FSC" means Lund FSC, Inc., a wholly-owned Subsidiary of Holdings.

                    "Lund Guaranty" means the guaranty of Lund to be executed and delivered by Lund, in a form reasonably acceptable to Agent, as such guaranty may hereafter be amended, restated, supplemented or otherwise modified form time to time.

                    "Lund International FSC" means Lund International FSC, a wholly-owned Subsidiary of Holdings.

                    "Lund Subsidiaries" means each of Zephyros, LII, LAC, Lund FSC and Lund International FSC.

                    "Management Fees" means payment made in cash by Loan Parties to Holdings in connection with Holdings providing to the Loan Parties management and supervisory services, human resource services, accounting and computer services and other similar corporate services, in all such cases being reasonable in amount.

                    "Material Adverse Effect" means (a) a material adverse effect upon the business, operations, performance, properties, assets, prospects or condition (financial or otherwise) of the Parties and their respective Subsidiaries, taken as a whole, or
          (b) the impairment of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party or of Agent or any Lender to enforce any Loan Document or collect any of the Obligations. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other than existing events would result in a Material Adverse Effect.

                    "Merger" means the merger of Zephyros with and into Deflecta as contemplated in the Merger Agreement.

                    "Merger Agreement" means the Agreement and Plan of Merger, dated as of November 25, 1997, by and among Zephyros, Lund and Deflecta, including any exhibits, appendices and annexes thereto, as amended, supplemented or otherwise modified.

                    "Merger Date" means the date on which the Merger is consummated in accordance with the Merger Agreement and is effective under the laws of the state of Delaware.

                    "Mortgage" means each of the mortgages, deeds of trust, leasehold mortgages, leasehold deeds of trust, collateral assignment of leases or other real estate security documents delivered by a Loan Party or any of its Subsidiaries to Agent, with respect to Mortgaged Property, and/or any other real property acquired or leased by a Loan Party, each such documents in form and substance satisfactory to Agent.

                    "Mortgaged Property" means all real property owned or leased by a Loan Party or any of its Subsidiaries and described on Schedule 5.12(A) and Schedule 5.12(B), respectively.
             ----------------     ----------------

                    "Net Proceeds" means cash proceeds received by any Loan Party or any of their respective Subsidiaries from any Asset Disposition (including insurance proceeds, awards of condemnation, and payments under notes or other debt securities received in connection with any Asset Disposition), net of (a) the costs of such sale, lease, transfer or other disposition (including taxes attributable to such sale, lease or transfer) and (b) amounts (x) applied to repayment of Indebtedness (other than the Obligations and the Indebtedness under the IDRB Documents) or (y) to be applied to the repayment, defeasance or retirement of the Indebtedness under the IDRB Documents if not used in accordance with subsection 1.5(C) hereof, in each case in
                                  -----------------
          clause (x) and (y), secured by a Lien on the asset or property disposed or that suffered condemnation or a casualty loss.

                    "Note" or "Notes" means one or more of the Revolving Notes, Term A Notes, Term B Notes or Acquisition Notes, each substantially in the form of Exhibit 10.1(A), as applicable,
                                       ---------------
          issued pursuant to subsection 1.1(E).
                             -----------------

                    "NPL" means the National Priorities List under CERCLA.

                    "Obligations" means all obligations, liabilities and indebtedness of every nature of each Loan Party from time to time owed to Agent or any Lender under the Loan Documents including the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable whether before or after the filing of a proceeding under the Bankruptcy Code by or against any Borrower, Holdings, any other Loan Party or any of their respective Subsidiaries.

                    "Offer to Purchase" means the Offer to Purchase dated November 28, 1997 of Zephyros issued in connection with the Deflecta Acquisition, as amended, supplemented or otherwise modified.

                    "Old World" has the meaning assigned to that term in the definition of the term "Consulting Agreement".

                    "Person" means and includes natural persons, corporations, limited liability companies, limited partnerships, limited liability partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof and their respective permitted successors and assigns (or in the case of a governmental person, the successor functional equivalent of such Person).

                    "Pro Forma" means the unaudited consolidated and consolidating balance sheets of Holdings, Borrowers, the other Loan Parties and their respective Subsidiaries prepared in accordance with GAAP as of the Closing Date after giving effect to the Related Transactions. The Pro Forma is annexed hereto as
          Schedule 10.1(A).
          ----------------

                    "Pro Rata Share" means (a) with respect to a Lender's obligation to lend a portion of the Term Loans and receive payments of interest and principal with respect thereto, the percentage obtained by dividing (i) such Lender's commitment to make a portion of the Term Loans, as set forth on the signature page of this Agreement opposite such Lender's signature or in the most recent Assignment and Acceptance Agreement, if any, executed by such Lender, by (ii) all such commitments of all Lenders to make the Term Loans, (b) with respect to a Lender's obligation to make Revolving Loans and receive payments of interest and principal with respect thereto (and with respect to the related commitment fee described in subsection 1.2(B) and with respect to
                                      -----------------
          a Lender's obligation to share in Risk Participation Liability (and with respect to the Risk Participation Liability fee described in subsection 1.2(C)), the percentage obtained by
                       -----------------
          dividing (i) such Lender's commitment to make Revolving Loans, as set forth on the signature page of this Agreement opposite such Lender's signature or in the most recent Assignment and Acceptance Agreement, if any, executed by such Lender, by (ii) all such commitments of all Lenders to make Revolving Loans,
          (c) with respect to a Lender's obligation to make Acquisition Loans and receive payments of interest and principal with respect thereto, the percentage obtained by dividing (i) such Lender's commitment to make a portion of the Acquisition Loans, as set forth on the signature page of this Agreement opposite such Lender's signature or in the most recent Assignment and Acceptance Agreement, if any, executed by such Lender, by
          (ii) all such commitments of all Lenders to make Acquisition Loans, and (d) with respect to all other matters (including without limitation the indemnification obligations arising under subsection 8.2(E), the percentage obtained by dividing (i) the
          -----------------
          sum of the then outstanding portion of the Term Loans which were funded by such Lender, plus the commitment of such Lender to make
                                 ----
          Acquisition Loans and Revolving Loans, as set forth on the signature page of this Agreement opposite such Lender's signature or in the most recent Assignment and Acceptance Agreement, if any, executed by such Lender, by (ii) the sum of the then outstanding Term Loans plus the aggregate Revolving Loan
                                 ----
          Commitment and Acquisition Loan Commitment.

                    "Projections" means Holdings', Borrowers' and the other Loan Parties' forecasted consolidated and consolidating: (a) balance sheets; (b) profit and loss statements; (c) cash flow statements; and (d) capitalization statements, all prepared on a division by division and Subsidiary by Subsidiary basis on a consistent basis with Holding's and such Borrowers' historical financial statements together with appropriate supporting details and a statement of underlying assumptions.
                    "Real Estate Documents" means each Mortgage and any other documents, agreements and instruments executed by a Loan Party, in each case in a form reasonably acceptable to Agent, as each may hereafter be amended, restated, supplemented or otherwise modified from time to time.
                    "Related Transactions" means the Deflecta Acquisition, the Loan Documents, the funding of all Loans on the Closing Date, the repayment of the Indebtedness identified on Schedule 10.1(B)
                                                          ----------------
          which is to be paid in full on the Closing Date, and the payment of all fees, costs and expenses associated with all of the foregoing.

                    "Related Transactions Documents" means the Loan Documents, the Deflecta Acquisition Documents and all other agreements, instruments and documents executed or delivered in connection with the Related Transactions.

                    "Requisite Lenders" means Lenders having (a) sixty-six and two-thirds percent (66-2/3%) or more of the sum of the Revolving Loan Commitment, the Acquisition Loan Commitment (after the third anniversary of the Closing Date, the outstanding principal balance of the Acquisition Loans) and the outstanding principal balance of the Term Loans or, (b) if the Revolving Loan Commitment has been terminated, sixty-six and two-thirds percent (66-2/3%) or more of the aggregate outstanding principal balance of the Loans.

                    "Restricted Cash" means (x) at any time prior to the occurrence of the IDRB Payment, an amount equal to the cash or cash equivalents restricted and reserved pursuant to the IDRB Documents and, (y) upon the occurrence of the IDRB Payment and thereafter, an amount equal to the cash and/or cash equivalents deposited with the Trustee (as defined in the IDRB Documents) pursuant to the IDRB Document for the purpose of the IDRB Payment..

                    "Revolving Note" means each note of Borrowers in substantially the form of Exhibit 10.1(A), as applicable, issued
                                    ---------------
          pursuant to subsection 1.1(E)(i).
                      --------------------

                    "Risk Participation Liability" means, as to each Lender Letter of Credit and each Risk Participation Agreement, all reimbursement obligations of Borrowers to the issuer of the Lender Letter of Credit or to the issuer of the letter of credit with respect to the transaction for which the Risk Participation Agreement was executed and delivered, consisting of (a) the amount available to be drawn or which may become available to be drawn; (b) all amounts which have been paid and made available by the issuing bank to the extent not reimbursed by Borrowers, whether by the making of a Revolving Loan or otherwise; and
          (c) all accrued and unpaid interest, fees and expenses with respect thereto. For purposes of determining the outstanding amount of Risk Participation Liability, the maximum amount potentially owing under any Risk Participation Liability, the maximum amount potentially owing under any Risk Participation Agreement will be considered outstanding unless the bank which is the beneficiary of such Risk Participation Agreement reports daily activity to Agent showing actual outstanding letters of credit subject to such Risk Participation Agreement in which event the outstanding amount of Risk Participation Liability shall be the amount of such actual outstanding letters of credit from time to time.

                    "SEC" means the Securities and Exchange Commission.

                    "Security Agreement" means the security agreement to be executed and delivered by each Loan Party, in a form reasonably acceptable to Agent, as such agreement may hereafter be amended, restated, supplemented or otherwise modified form time to time.

                    "Security Documents" means all instruments, documents and agreements executed by or on behalf of any Person to guaranty or provide collateral security with respect to the Obligations including, without limitation, any security agreement, any pledge agreement, any guaranty of the Obligations, any mortgage, any leasehold mortgage, any deed of trust, any leasehold dead of trust, and all instruments, documents and agreements, executed pursuant to the terms of the foregoing, including, without limitation, the Security Agreement, the Lund Guaranty, the Subsidiary Guaranty, the Pledge Agreement, the Intellectual Property Assignment, and the Real Estate Documents.

                    "Subordinated Indebtedness" means the Indebtedness of any Loan Party which is subordinated to the Obligations in a manner and pursuant to documentation satisfactory to Agent and Lenders.

                    "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which more than fifty percent (50%) of the total voting power of shares of stock (or equivalent ownership or controlling interest) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                    "Subsidiary Guaranty" means the guaranty to be executed and delivered by each of the Borrowers and the Active
          Subsidiaries, in a form reasonably acceptable to Agent, as such guaranty may hereafter be amended, restated, supplemented or otherwise modified from time to time.

                    "Target" means, with respect to any Permitted
          Acquisition, any Person whose assets and business, or capital stock, is being acquired pursuant to such Permitted Acquisition.


                    "Tender Offer" means the tender offer made by Zephyros to purchase, for cash, all of the outstanding shares of common stock of Deflecta pursuant to the Offer to Purchase.

                     "Tender Offer Documents" means collectively, the Offer to Purchase, Schedule 14D-1 dated November 28, 1997, filed by Zephyros, Schedule 14D-9 dated November 28, 1997, filed by Deflecta with respect to the Offer to Purchase, and all amendments and exhibits thereto and related documents filed with the SEC or distributed to the stockholders of Deflecta.

                    "Term A Note" means each note of Borrowers in
          substantially the form of Exhibit 10.1(A), as applicable, issued pursuant to subsection 1.1(E)(ii).
                      ---------------------

                    "Term B Note" means each note of Borrowers in
          substantially the form of Exhibit 10.1(A), as applicable, issued pursuant to subsection 1.1(E)(iii).
                      ----------------------

                    "Zephyros" means Zephyros Acquisition Corporation.

                    10.2 Other Definitional Provisions.  References to
                            ------------------------------
          "Sections", "subsections", "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 10.1 may, unless the context
                               ---------------
          otherwise requires, be used in the singular or the plural depending on the reference. In this Agreement, "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific section, paragraph or clause in which the respective word appears; words importing any gender include the other gender; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to agreements and other contractual instruments shall be deemed to include subsequent amendments, assignments, and other modifications thereto, but only to the extent such amendments, assignments, and other modifications are not prohibited by the terms of this Agreement or any other Loan Documents; references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

                    IN WITNESS WHEREOF the due execution of this Credit Agreement by the respective duly authorized officers of the undersigned as of the date first written above.

                                   LUND INTERNATIONAL HOLDINGS, INC.


                                   By: /s/ Ira D. Kleinman
                                       ------------------------------------
                                   Name:  Ira D. Kleinman
                                   Title:   Chairman of the Board of
                                          Directors


                                   LUND INDUSTRIES, INCORPORATED


                                   By: /s/ Ira D. Kleinman
                                       ------------------------------------
                                   Name:  Ira D. Kleinman
                                   Title:   Chairman of the Board of
                                          Directors


                                   DEFLECTA-SHIELD CORPORATION


                                   By: /s/ Ira D. Kleinman
                                       ------------------------------------
                                   Name:  Ira D. Kleinman
                                   Title:   Chairman of the Board of
                                          Directors


                                   BELMOR AUTOTRON CORP.


                                   By: /s/ Ira D. Kleinman
                                       ------------------------------------
                                   Name:  Ira D. Kleinman
                                   Title:   Chairman of the Board of
                                          Directors


                                   DFM CORP.

                                   By: /s/ Ira D. Kleinman
                                       ------------------------------------
                                   Name:  Ira D. Kleinman
                                   Title:   Chairman of the Board of
                                          Directors




                       [Signatures Continued on Following Page]
                         [Signature page to Credit Agreement]


                                   LUND ACQUISITION CORP.


                                   By: /s/ Ira D. Kleinman
                                       ------------------------------------
                                   Name:  Ira D. Kleinman
                                   Title:   Chairman of the Board of
                                          Directors


                                   BAC ACQUISITION CO.


                                   By: /s/ Ira D. Kleinman
                                       ------------------------------------
                                   Name:  Ira D. Kleinman
                                   Title:   Chairman of the Board of
                                          Directors


                                   TRAILMASTER PRODUCTS, INC.


                                   By: /s/ Ira D. Kleinman
                                       ------------------------------------
                                   Name:  Ira D. Kleinman
                                   Title:   Chairman of the Board of
                                          Directors


                                   DELTA III, INC.


                                   By: /s/ Ira D. Kleinman
                                       ------------------------------------
                                   Name:  Ira D. Kleinman
                                   Title:   Chairman of the Board of
                                          Directors








                       [Signatures Continued on Following Page]
                         [Signature page to Credit Agreement]


          Commitment to make                 HELLER FINANCIAL, INC.,
          Revolving Loans:              as Agent and a Lender
          $17,931,034.50

          Percentage of Revolving       By:/s/ Daniel J. Marszalek
                                           ------------------------
          Loan Commitment:              Name: Daniel J. Marszalek
          59.770115%                    Title: Senior Vice President



          Commitment to make                  500 West Monroe Street
          Term Loan A:                        Chicago, Illinois 60661
          $11,954,023.00                ATTN.: Account Manager
                                          Corporate Finance Group
          Percentage of Term Loan A:
          59.770115%

          Commitment to make
          Term Loan B:
          $13,149,425.30

          Percentage of Term Loan B:
          59.770115%

          Commitment to make
          Acquisition Loans:
          $8,965,517.25

          Percentage of Acquisition
          Loan Commitment:
          59.770115%












                       [Signatures Continued on Following Page]
                         [Signature page to Credit Agreement]


          Commitment to make
          AND                           DRESDNER BANK AG, NEW YORK AND
          Revolving Loans:              GRAND CAYMAN BRANCHES,
          $12,068,965.50                   as a Lender

          Percentage of Revolving
          Loan Commitment:              By:/s/ B. Craig Erickson
                                           ---------------------------
          40.229885%                    Name:   B. Craig Erickson
                                        Title:  Vice President
          Commitment to make
          Term Loan A:
          $8,045,977.00
                                        By: /s/ Anthony Berti
                                            --------------------------
          Percentage of Term Loan A:         Name:   Anthony Berti
          40.229885%                    Title:  Assistant Treasurer

          Commitment to make                 75 Wall Street
          Term Loan B:                       25th Floor
          $8,850,574.70                      New York, New York 10005
                                        ATTN:  Account Manager
          Percentage of Term Loan B:           Corporate Finance Group
          40.229885%

          Commitment to make
          Acquisition Loans:
          $6,034,482.75

          Percentage of Acquisition
          Loan Commitment:
          40.229885%














                         [Signature page to Credit Agreement]